                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07747

                            Nuveen Multistate Trust I
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                        Date of fiscal year end: May 31
                                                 ------------

                    Date of reporting period:  May 31, 2006
                                              ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                        NUVEEN INVESTMENTS MUTUAL FUNDS

                        Annual Report  Dependable, tax-free income
                   dated May 31, 2006  because it's not what you earn, it's what you keep.(R)

                                    [GRAPHIC]


[GRAPHIC]



                           Nuveen Investments
                           Municipal Bond Funds

                           Nuveen Arizona Municipal Bond Fund
                           Nuveen Colorado Municipal Bond Fund
                           Nuveen New Mexico Municipal Bond Fund

[LOGO] Nuveen Investments

                                    [GRAPHIC]



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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Dear Shareholder:

I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend Information and Fund Spotlight sections of this report.

As I've noted in past letters, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification - a potential way to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. Your financial advisor can explain these advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the internet. Sign up is quick and easy
- just follow the step-by-step instructions.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 17, 2006

[PHOTO]

Timothy R. Schwertfeger


   ".....a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification - a potential way to reduce some of the risk that comes with investing."


                             Annual Report  Page 1

  Portfolio Manager's Comments

  Portfolio manager Scott Romans examines economic and market conditions, key investment strategies and the performance of the Nuveen Arizona, Colorado, and New Mexico Municipal Bond Funds. Scott, who has 6 years of investment experience, has managed the Funds since 2003.

--------------------------------------------------------------------------------

What factors had the greatest influence on the U.S. economy and municipal market during the 12-month period ended May 31, 2006?

The U.S. economy continued to grow steadily throughout this 12-month period, despite the damage caused by hurricanes Katrina and Rita, and the effects of rising oil prices. The economy expanded by 3.3 percent during the second quarter of 2005, 4.1 percent during the third quarter, 1.7 percent during the fourth quarter, and a robust 5.3 percent during the first quarter of 2006.

Rising energy costs led to increased concerns about inflation, even though the core inflation rate -which excludes volatile energy and food prices -showed only modest growth. Nevertheless, the Federal Reserve Board continued to raise short-term interest rates throughout the period, bringing the benchmark federal funds rate to 5 percent in May 2006, up from 3 percent a year earlier. (On June 29, 2006, after the close of this reporting period, the fed funds rate was raised to 5.25 percent.)

Interestingly, long-term bonds, which are generally the most interest-rate-sensitive, saw their yields go up less than those of shorter-term bonds during the reporting period. This situation led to a flattening yield curve in both the taxable and tax-exempt fixed-income markets, as shorter-term interest rates approached the levels of longer-term rates.

Municipal bonds generally outperformed their taxable counterparts during the year, primarily because strong demand was coupled with reduced issuance as the period progressed. Although 2005 was a record year for municipal bond new issue supply, the situation changed dramatically in early 2006. For the first five months of this calendar year, issuance totaled about $134 billion nationwide, a 19 percent decline compared to the same period in 2005. For the full 12-month reporting period, new municipal supply was approximately $404 billion, 6 percent greater than the previous 12 months.

Lower-rated municipal securities continued to perform well. State and local governments benefited from generally strong economies, which boosted their fiscal strength and helped make many issuers more creditworthy. As the prices of lower-rated securities rose, their yield advantage over higher-rated securities generally shrank, meaning that investors were being offered lower levels of incremental income in exchange for taking on additional credit risk.

How did the Funds perform during the 12 months ended May 31, 2006?

The nearby table provides total return performance information for the three Funds discussed in this report for the one-year, five-year, and ten-year periods ended May 31, 2006. Each Fund's performance is compared with the national Lehman Brothers Municipal Bond Index, as well as with its Lipper peer fund category average. The factors determining the performance of each Fund are discussed later in the report.

The net asset value returns of the Class A shares of all three Funds underperformed the unmanaged, national Lehman Brothers Municipal Bond Index over this 12-month period. The Nuveen Arizona Municipal Bond Fund outperformed its Lipper peer group average, while the Nuveen Colorado Municipal Bond Fund and the Nuveen New Mexico Municipal Bond Fund trailed their respective Lipper peer group averages. Although we believe that comparing the performance of state Funds with that of a national municipal index may offer some insights into how the Funds performed

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2
relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average is imperfect since most of the national index's results come from out-of-state bonds.

Class A Shares--
Average Annual Total Returns as of 5/31/06
--------------------------------------------------------------------------------

                                                 1-Year 5-Year 10-Year
                                                 ---------------------
         Nuveen Arizona Municipal Bond Fund
          A Shares at NAV                         1.58%  4.52%   5.06%
          A Shares at Offer                      -2.72%  3.62%   4.61%
         Lipper Arizona Municipal Debt Funds
           Category Average/1/                    1.42%  4.40%   4.88%
         Lehman Brothers Municipal Bond Index/2/  1.89%  5.27%   5.95%
         -------------------------------------------------------------
         Nuveen Colorado Municipal Bond Fund
          A Shares at NAV                         1.55%  5.11%   5.41%
          A Shares at Offer                      -2.69%  4.21%   4.96%
         Lipper Colorado Municipal Debt Funds
           Category Average/1/                    1.65%  4.71%   5.10%
         Lehman Brothers Municipal Bond Index/2/  1.89%  5.27%   5.95%
         -------------------------------------------------------------
         Nuveen New Mexico Municipal Bond
           Fund
          A Shares at NAV                         1.29%  4.58%   5.19%
          A Shares at Offer                      -2.93%  3.68%   4.74%
         Lipper Other States Municipal Debt
           Funds Category Average/1/              1.63%  4.23%   4.83%
         Lehman Brothers Municipal Bond Index/2/  1.89%  5.27%   5.95%
         -------------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2 percent maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.



What type of economic environment did the three states profiled in this report experience during the period?

Arizona's economy continued to perform well over the course of these 12 months, benefiting from broad-based job growth and an expanding population. For fiscal 2005, Arizona ran a budget surplus of $764 million before fund transfers. It also maintained a moderate unreserved fund balance of 6 percent of general fund revenues, which, combined with the state's "rainy day" fund, amounted to 7 percent of general fund revenues. In May 2006, the state's unemployment rate was 4.2 percent, down 0.5 percent from a year earlier and better than the national average of 4.6 percent. At period end, the state of Arizona maintained credit ratings of AA and Aa3 from Standard & Poor's and Moody's, respectively. The state's municipal issuance in the past 12 months was up 52 percent on a year-over-year basis, compared to the 6 percent national increase.

Colorado ended its 2005 fiscal year with a small deficit in its general fund. In November 2005, voters approved suspending Colorado's constitutional spending limit through 2010 and thus avoiding the need for deep expenditure cuts. Although Colorado recently experienced a significant recession - the result of a downturn affecting its technology and telecommunications industries - the state's employment picture has since recovered to its pre-recession peak, and by period end the state's economy was growing faster than the national average. In May 2006, Colorado's unemployment rate stood at 4.5 percent, slightly better than the national rate. For the 12-month reporting period, Colorado municipal issuance increased by 17 percent on a


                             Annual Report  Page 3

--------------------------------------------------------------------------------
1For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended May 31, 2006. The Lipper categories contained 32, 32 and 25 funds in the Lipper
 Arizona Municipal Debt Funds Category, 26, 26 and 19 funds in the Lipper Colorado Municipal Debt Funds Category and 74, 70 and 46 funds in the Lipper Other States Municipal Debt Funds Category for the, one-, five- and ten-year periods ended May 31, 2006. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

year-over-year basis, above the national average. The state's credit ratings as of May 2006 were AA- and Aa3 from Standard & Poor's and Moody's, respectively.

In New Mexico, new supply of municipal bonds was down 26 percent during the 12 month reporting period. The state's economy performed reasonably well, due in large part to New Mexico's mineral extraction industries, which benefited from continued high commodity prices. The state also benefited from the stability of its large government research and defense installations. At period end, New Mexico's unemployment rate was 4.2 percent, 0.4 percent better than the national average. New Mexico's AA+ credit rating from Standard & Poor's was reconfirmed in December 2005, while Moody's maintained its Aa1 rating on the state's general obligation debt.

What strategies were used to manage the Funds during the period? How did these strategies influence performance?

For all three Funds, our portfolio management approach over this period focused on duration management, credit quality and bond swaps.

During the period, we sought to manage the Funds' durations - a measure of their price sensitivity as interest rates move up or down - to keep them within a target range relative to the larger municipal bond market. This led us to sell or replace some shorter-duration bonds with premium-coupon bonds that generally had 10- to 20-year maturities. We believed this part of the yield curve offered our shareholders the best risk/reward tradeoff.

This reporting period also continued to be a good time to own lower-rated bonds, which benefited the portfolios as their prices often performed better than higher-rated securities. However, this strong performance made it steadily more challenging to find attractive new lower-rated investment opportunities, particularly in those states with more limited issuance. Throughout the period we relied on Nuveen's experienced credit research team to help identify suitable new securities that we believed would offer attractive value potential relative to their risk.

A third theme was to make use of bond swaps, particularly late in the period. As interest rates rose, we sold certain portfolio holdings with relatively low yields that were purchased during a lower interest rate environment. At the same time, we bought higher-yielding bonds with similar risk characteristics. This approach enabled us to capture higher yields and income for shareholders without increasing the Funds' overall risk profile.

Although each of the three Funds discussed in this report were managed with similar strategies in mind, there also were differences in how the portfolios were structured and the individual market conditions in each state. Below we provide more specific information about the performance and management of each Fund.

Nuveen Arizona Municipal Bond Fund

The Nuveen Arizona Municipal Bond Fund's weighting in lower-rated bonds, which as a group benefited from generally strong performance, was helpful to the Fund's overall return during this period. Most of our best-performing individual securities were lower-investment-grade and non-rated bonds. The portfolio's relative underexposure to higher-quality bonds also helped, as these generally lagged their lower-rated counterparts. The Fund's duration positioning provided a less significant but still positive performance influence.

On the negative side, sector allocation detracted from the Fund's return over the period. To manage risk, we were relatively underexposed to industrial development revenue bonds, which benefited from relatively strong price performance. Another source of underperformance was our exposure to pre-refunded and insured bonds, especially those with maturities or call dates between 2010 to 2014 - the part of the yield curve that struggled the most.


                             Annual Report  Page 4

Throughout the period we kept on the lookout for attractively valued lower-rated bonds to purchase for the Arizona portfolio. One suitable new opportunity was in bonds issued for the Mayo Clinic, a well-known hospital. We also bought BBB-rated bonds issued for John C. Lincoln Health Network, which replaced an earlier pre-refunded position from the same issuer.

As mentioned, we looked for bond swap opportunities to maintain the portfolio's risk level while trying to generate increased distributable income from the swapped position. For example, we sold Phoenix excise tax bonds, and in their place we simultaneously bought Arizona Water Finance Authority bonds with a slightly higher yield. The new bonds added roughly 34 basis points (0.34 percent) of distributable income on the position while preserving our existing duration and credit risk levels.

Nuveen Colorado Municipal Bond Fund

The Nuveen Colorado Municipal Bond Fund benefited from our duration positioning during the period, with our emphasis on intermediate and longer bonds adding to performance as the yield curve flattened. The Fund's weighting in lower-rated bonds - especially the A-rated and BBB-rated bonds - also helped, as did our relative underweighting in the weaker-performing AAA sector. In addition, our health care and housing bonds generally made positive performance contributions during the period.

At the same time, the Fund was hurt by some of our pre-refunded holdings - especially those with one- to ten-year maturities, which were weighed down the most by rising short-term interest rates.

As in the Arizona Fund, we added new lower-rated bonds to the portfolio when suitable opportunities presented themselves. Late in the period, for example, we added a new position in Baa1 rated bonds issued by the University of Colorado Hospital Authority. Although we looked for lower-rated credits, the Fund's weighting in BBB-rated bonds declined from about 11.5 percent of the portfolio on May 31, 2005, to 6.8 percent on May 31, 2006. In part, this decline reflected efforts to pare back our exposure to securities that had enjoyed substantial appreciation. For example, we took advantage of the favorable market conditions to sell some Denver Health and Hospital Authority revenue bonds at an attractive price, locking in recent gains and reducing the portfolio's overall risk.

Another management strategy in the Colorado Fund was to look for ways to diversify our income structure. For example, adding bonds with a variety of coupon rates can help avoid the future risk of too many of our holdings exiting the portfolio at the same time. Accordingly, we added a number of securities insured by XLCA - a relatively new insurer still gaining market acceptance - including Arkansas River Power Authority bonds, Colorado Educational Charter School bonds, and Denver Convention Center Hotel bonds.

Finally, market conditions provided us with periodic opportunities to swap some of the portfolio's holdings purchased in recent years for newer bonds offering higher yields.

Nuveen New Mexico Municipal Bond Fund

An allocation to lower-rated and non-rated bonds was a significant positive for the Nuveen New Mexico Municipal Bond Fund. Among the Fund's top performers were non-rated bonds issued for a Bernalillo County multifamily housing project. On the negative side, our duration positioning turned out to be a modest source of underperformance. In particular, some of the portfolio's weakest performers over this period were non-callable bonds. Because these tend to be particularly sensitive to interest rate increases, they were hurt as rates rose.

New Mexico posed some management challenges because of the relative lack of new bonds. Issuance was down 26 percent on a year-over-year basis during the past 12 months, and 42 percent for the first five months of 2006. Accordingly, our focus


                             Annual Report  Page 5
was to continually keep on the lookout for suitable new purchase opportunities. One recent addition to the portfolio was an A+ rated Sandoval County bond issue backed by Intel Corporation. Toward period end, we also established a significant new position in a New Mexico Finance Authority Revolving Fund issue. Given the scarcity of New Mexico bonds, we looked carefully at the Puerto Rico municipal market, since U.S. territorial bonds are generally fully income-tax-exempt for residents in all 50 states.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

During the period, the Nuveen Colorado Municipal Bond Fund maintained its monthly tax-free dividend. The Nuveen Arizona Municipal Bond Fund experienced one monthly dividend decrease, while the Nuveen New Mexico Municipal Bond Fund saw two dividend decreases. The reductions reflected the low-interest-rate environment of the past several years. As bonds matured, were called, or were sold from the portfolios, the bonds purchased to replace the older holdings generally were offering lower prevailing yields.

As of May 31, 2006, Nuveen Arizona and New Mexico Municipal Bond Funds had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes. The Nuveen Colorado Municipal Bond Fund had a positive UNII balance for both financial statement and tax purposes.


                             Annual Report  Page 6

     Nuveen Arizona Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                Nuveen Arizona         Nuveen Arizona
              Municipal Bond Fund   Municipal Bond Fund     Lehman Brothers
                   (NAV)                  (Offer)         Municipal Bond Index
            ---------------------   -------------------   --------------------
 5/31/96              10,000               9,580                10,000
 6/30/96              10,089               9,665                10,109
 7/31/96              10,189               9,761                10,201
 8/31/96              10,186               9,758                10,199
 9/30/96              10,342               9,907                10,342
10/31/96              10,443              10,004                10,459
11/30/96              10,638              10,191                10,650
12/31/96              10,574              10,130                10,695
 1/31/97              10,585              10,140                10,715
 2/28/97              10,688              10,239                10,814
 3/31/97              10,567              10,123                10,670
 4/30/97              10,661              10,213                10,759
 5/31/97              10,785              10,332                10,921
 6/30/97              10,899              10,441                11,038
 7/31/97              11,272              10,798                11,343
 8/31/97              11,139              10,671                11,237
 9/30/97              11,285              10,811                11,371
10/31/97              11,341              10,865                11,443
11/30/97              11,398              10,919                11,511
12/31/97              11,594              11,107                11,679
 1/31/98              11,721              11,229                11,799
 2/28/98              11,707              11,216                11,803
 3/31/98              11,692              11,201                11,813
 4/30/98              11,595              11,108                11,760
 5/31/98              11,818              11,321                11,946
 6/30/98              11,865              11,367                11,993
 7/31/98              11,880              11,381                12,023
 8/31/98              12,083              11,576                12,209
 9/30/98              12,245              11,731                12,361
10/31/98              12,229              11,716                12,361
11/30/98              12,266              11,751                12,405
12/31/98              12,286              11,770                12,436
 1/31/99              12,418              11,897                12,584
 2/28/99              12,338              11,820                12,528
 3/31/99              12,320              11,803                12,546
 4/30/99              12,380              11,860                12,577
 5/31/99              12,276              11,760                12,504
 6/30/99              12,008              11,504                12,324
 7/31/99              12,046              11,541                12,369
 8/31/99              11,896              11,396                12,270
 9/30/99              11,844              11,346                12,275
10/31/99              11,647              11,158                12,142
11/30/99              11,751              11,257                12,271
12/31/99              11,640              11,151                12,179
 1/31/00              11,542              11,057                12,126
 2/29/00              11,715              11,223                12,267
 3/31/00              12,015              11,511                12,536
 4/30/00              11,916              11,415                12,462
 5/31/00              11,815              11,319                12,397
 6/30/00              12,130              11,621                12,725
 7/31/00              12,319              11,802                12,902
 8/31/00              12,521              11,995                13,101
 9/30/00              12,455              11,932                13,033
10/31/00              12,576              12,048                13,175
11/30/00              12,639              12,109                13,275
12/31/00              12,927              12,384                13,603
 1/31/01              12,991              12,445                13,738
 2/28/01              13,043              12,495                13,782
 3/31/01              13,156              12,603                13,906
 4/30/01              12,992              12,447                13,755
 5/31/01              13,130              12,578                13,904
 6/30/01              13,256              12,699                13,997
 7/31/01              13,467              12,902                14,204
 8/31/01              13,705              13,129                14,439
 9/30/01              13,686              13,111                14,390
10/31/01              13,839              13,257                14,561
11/30/01              13,721              13,144                14,439
12/31/01              13,596              13,025                14,301
 1/31/02              13,789              13,210                14,549
 2/28/02              13,958              13,372                14,725
 3/31/02              13,686              13,112                14,436
 4/30/02              13,857              13,275                14,718
 5/31/02              13,926              13,341                14,807
 6/30/02              14,072              13,481                14,964
 7/31/02              14,257              13,659                15,156
 8/31/02              14,469              13,861                15,338
 9/30/02              14,772              14,152                15,674
10/31/02              14,467              13,859                15,414
11/30/02              14,340              13,738                15,351
12/31/02              14,647              14,032                15,674
 1/31/03              14,559              13,948                15,635
 2/28/03              14,788              14,167                15,853
 3/31/03              14,739              14,119                15,863
 4/30/03              14,835              14,212                15,968
 5/31/03              15,211              14,573                16,341
 6/30/03              15,053              14,420                16,272
 7/31/03              14,463              13,855                15,702
 8/31/03              14,586              13,974                15,820
 9/30/03              14,995              14,365                16,285
10/31/03              14,929              14,302                16,203
11/30/03              15,121              14,486                16,372
12/31/03              15,230              14,591                16,507
 1/31/04              15,327              14,683                16,602
 2/29/04              15,616              14,961                16,852
 3/31/04              15,520              14,868                16,793
 4/30/04              15,074              14,441                16,395
 5/31/04              15,030              14,399                16,336
 6/30/04              15,098              14,464                16,395
 7/31/04              15,293              14,650                16,611
 8/31/04              15,573              14,919                16,944
 9/30/04              15,655              14,998                17,034
10/31/04              15,780              15,118                17,181
11/30/04              15,607              14,951                17,039
12/31/04              15,827              15,162                17,247
 1/31/05              15,985              15,314                17,408
 2/28/05              15,896              15,228                17,350
 3/31/05              15,732              15,071                17,241
 4/30/05              15,965              15,294                17,513
 5/31/05              16,123              15,446                17,637
 6/30/05              16,221              15,540                17,746
 7/31/05              16,156              15,478                17,667
 8/31/05              16,345              15,659                17,845
 9/30/05              16,175              15,496                17,725
10/31/05              16,065              15,391                17,617
11/30/05              16,117              15,440                17,702
12/31/05              16,296              15,611                17,854
 1/31/06              16,318              15,633                17,902
 2/28/06              16,462              15,771                18,022
 3/31/06              16,316              15,630                17,898
 4/30/06              16,276              15,593                17,893
 5/31/06              16,376              15,688                17,973

================================================================================


     Nuveen Colorado Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

              Nuveen Colorado        Nuveen Colorado         Lehman Brothers
            Municipal Bond Fund       Municipal Bond            Municipal
              (Offer Price)              Fund (NAV)            Bond Index
            -------------------     ----------------         ---------------
 5/31/96          10,000                   9,580                  10,000
 6/30/96          10,085                   9,661                  10,109
 7/31/96          10,172                   9,745                  10,201
 8/31/96          10,186                   9,758                  10,199
 9/30/96          10,365                   9,930                  10,342
10/31/96          10,516                  10,074                  10,459
11/30/96          10,737                  10,286                  10,650
12/31/96          10,679                  10,231                  10,695
 1/31/97          10,694                  10,245                  10,715
 2/28/97          10,783                  10,330                  10,814
 3/31/97          10,691                  10,242                  10,670
 4/30/97          10,780                  10,327                  10,759
 5/31/97          10,924                  10,465                  10,921
 6/30/97          11,132                  10,665                  11,038
 7/31/97          11,601                  11,114                  11,343
 8/31/97          11,474                  10,993                  11,237
 9/30/97          11,587                  11,100                  11,371
10/31/97          11,711                  11,219                  11,443
11/30/97          11,747                  11,254                  11,511
12/31/97          11,953                  11,451                  11,679
 1/31/98          12,089                  11,581                  11,799
 2/28/98          12,071                  11,564                  11,803
 3/31/98          12,085                  11,578                  11,813
 4/30/98          12,000                  11,496                  11,760
 5/31/98          12,217                  11,704                  11,946
 6/30/98          12,244                  11,729                  11,993
 7/31/98          12,291                  11,775                  12,023
 8/31/98          12,488                  11,964                  12,209
 9/30/98          12,639                  12,108                  12,361
10/31/98          12,630                  12,100                  12,361
11/30/98          12,668                  12,136                  12,405
12/31/98          12,682                  12,150                  12,436
 1/31/99          12,812                  12,273                  12,584
 2/28/99          12,742                  12,207                  12,528
 3/31/99          12,732                  12,197                  12,546
 4/30/99          12,769                  12,233                  12,577
 5/31/99          12,676                  12,143                  12,504
 6/30/99          12,416                  11,895                  12,324
 7/31/99          12,417                  11,896                  12,369
 8/31/99          12,251                  11,736                  12,270
 9/30/99          12,157                  11,646                  12,275
10/31/99          11,894                  11,394                  12,142
11/30/99          11,969                  11,466                  12,271
12/31/99          11,832                  11,335                  12,179
 1/31/00          11,688                  11,197                  12,126
 2/29/00          11,838                  11,341                  12,267
 3/31/00          12,063                  11,556                  12,536
 4/30/00          12,003                  11,499                  12,462
 5/31/00          11,893                  11,394                  12,397
 6/30/00          12,171                  11,660                  12,725
 7/31/00          12,362                  11,843                  12,902
 8/31/00          12,529                  12,003                  13,101
 9/30/00          12,493                  11,969                  13,033
10/31/00          12,611                  12,081                  13,175
11/30/00          12,664                  12,132                  13,275
12/31/00          12,924                  12,381                  13,603
 1/31/01          12,991                  12,445                  13,738
 2/28/01          13,059                  12,511                  13,782
 3/31/01          13,154                  12,602                  13,906
 4/30/01          13,054                  12,505                  13,755
 5/31/01          13,202                  12,648                  13,904
 6/30/01          13,311                  12,752                  13,997
 7/31/01          13,580                  13,010                  14,204
 8/31/01          13,877                  13,294                  14,439
 9/30/01          13,815                  13,235                  14,390
10/31/01          13,913                  13,329                  14,561
11/30/01          13,824                  13,243                  14,439
12/31/01          13,707                  13,131                  14,301
 1/31/02          13,874                  13,292                  14,549
 2/28/02          14,000                  13,412                  14,725
 3/31/02          13,742                  13,165                  14,436
 4/30/02          13,993                  13,405                  14,718
 5/31/02          14,064                  13,474                  14,807
 6/30/02          14,220                  13,622                  14,964
 7/31/02          14,362                  13,758                  15,156
 8/31/02          14,504                  13,895                  15,338
 9/30/02          14,731                  14,112                  15,674
10/31/02          14,438                  13,832                  15,414
11/30/02          14,411                  13,805                  15,351
12/31/02          14,724                  14,106                  15,674
 1/31/03          14,668                  14,052                  15,635
 2/28/03          14,883                  14,258                  15,853
 3/31/03          14,841                  14,217                  15,863
 4/30/03          14,986                  14,356                  15,968
 5/31/03          15,287                  14,645                  16,341
 6/30/03          15,154                  14,518                  16,272
 7/31/03          14,583                  13,971                  15,702
 8/31/03          14,669                  14,053                  15,820
 9/30/03          15,108                  14,473                  16,285
10/31/03          15,061                  14,429                  16,203
11/30/03          15,237                  14,597                  16,372
12/31/03          15,339                  14,695                  16,507
 1/31/04          15,501                  14,850                  16,602
 2/29/04          15,796                  15,132                  16,852
 3/31/04          15,701                  15,042                  16,793
 4/30/04          15,259                  14,618                  16,395
 5/31/04          15,235                  14,595                  16,336
 6/30/04          15,378                  14,732                  16,395
 7/31/04          15,613                  14,958                  16,611
 8/31/04          15,926                  15,257                  16,944
 9/30/04          16,039                  15,365                  17,034
10/31/04          16,169                  15,490                  17,181
11/30/04          16,005                  15,333                  17,039
12/31/04          16,276                  15,592                  17,247
 1/31/05          16,468                  15,776                  17,408
 2/28/05          16,381                  15,693                  17,350
 3/31/05          16,230                  15,548                  17,241
 4/30/05          16,503                  15,810                  17,513
 5/31/05          16,684                  15,983                  17,637
 6/30/05          16,803                  16,097                  17,746
 7/31/05          16,683                  15,983                  17,667
 8/31/05          16,867                  16,158                  17,845
 9/30/05          16,747                  16,044                  17,725
10/31/05          16,626                  15,928                  17,617
11/30/05          16,698                  15,997                  17,702
12/31/05          16,852                  16,144                  17,854
 1/31/06          16,892                  16,183                  17,902
 2/28/06          17,014                  16,299                  18,022
 3/31/06          16,876                  16,167                  17,898
 4/30/06          16,867                  16,159                  17,893
 5/31/06          16,942                  16,230                  17,973



The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 7

     Nuveen New Mexico Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

              Nuveen New Mexico     Nuveen New Mexico
             Municipal Bond Fund   Municipal Bond Fund    Lehman Brothers
                    (NAV)                (Offer)          Municipal Bond Index
             -------------------   -------------------   --------------------
 5/31/96           10,000                9,580                  10,000
 6/30/96           10,113                9,688                  10,109
 7/31/96           10,218                9,789                  10,201
 8/31/96           10,201                9,772                  10,199
 9/30/96           10,377                9,941                  10,342
10/31/96           10,495               10,054                  10,459
11/30/96           10,704               10,255                  10,650
12/31/96           10,644               10,197                  10,695
 1/31/97           10,637               10,190                  10,715
 2/28/97           10,766               10,314                  10,814
 3/31/97           10,610               10,164                  10,670
 4/30/97           10,707               10,258                  10,759
 5/31/97           10,890               10,433                  10,921
 6/30/97           10,988               10,527                  11,038
 7/31/97           11,367               10,890                  11,343
 8/31/97           11,207               10,736                  11,237
 9/30/97           11,351               10,874                  11,371
10/31/97           11,440               10,960                  11,443
11/30/97           11,519               11,035                  11,511
12/31/97           11,730               11,237                  11,679
 1/31/98           11,853               11,355                  11,799
 2/28/98           11,833               11,336                  11,803
 3/31/98           11,858               11,360                  11,813
 4/30/98           11,793               11,297                  11,760
 5/31/98           11,997               11,493                  11,946
 6/30/98           12,033               11,527                  11,993
 7/31/98           12,057               11,550                  12,023
 8/31/98           12,228               11,714                  12,209
 9/30/98           12,388               11,868                  12,361
10/31/98           12,355               11,836                  12,361
11/30/98           12,413               11,891                  12,405
12/31/98           12,425               11,903                  12,436
 1/31/99           12,539               12,013                  12,584
 2/28/99           12,469               11,946                  12,528
 3/31/99           12,480               11,956                  12,546
 4/30/99           12,538               12,011                  12,577
 5/31/99           12,444               11,921                  12,504
 6/30/99           12,244               11,729                  12,324
 7/31/99           12,267               11,752                  12,369
 8/31/99           12,066               11,559                  12,270
 9/30/99           12,006               11,502                  12,275
10/31/99           11,816               11,319                  12,142
11/30/99           11,901               11,401                  12,271
12/31/99           11,810               11,314                  12,179
 1/31/00           11,690               11,199                  12,126
 2/29/00           11,836               11,339                  12,267
 3/31/00           12,093               11,585                  12,536
 4/30/00           12,045               11,539                  12,462
 5/31/00           11,934               11,433                  12,397
 6/30/00           12,207               11,694                  12,725
 7/31/00           12,393               11,873                  12,902
 8/31/00           12,581               12,052                  13,101
 9/30/00           12,531               12,005                  13,033
10/31/00           12,632               12,102                  13,175
11/30/00           12,683               12,151                  13,275
12/31/00           12,988               12,442                  13,603
 1/31/01           13,077               12,528                  13,738
 2/28/01           13,129               12,578                  13,782
 3/31/01           13,232               12,676                  13,906
 4/30/01           13,117               12,566                  13,755
 5/31/01           13,260               12,703                  13,904
 6/30/01           13,364               12,803                  13,997
 7/31/01           13,560               12,990                  14,204
 8/31/01           13,770               13,191                  14,439
 9/30/01           13,679               13,104                  14,390
10/31/01           13,824               13,243                  14,561
11/30/01           13,705               13,130                  14,439
12/31/01           13,587               13,016                  14,301
 1/31/02           13,734               13,157                  14,549
 2/28/02           13,908               13,324                  14,725
 3/31/02           13,681               13,106                  14,436
 4/30/02           13,897               13,314                  14,718
 5/31/02           13,952               13,366                  14,807
 6/30/02           14,075               13,484                  14,964
 7/31/02           14,239               13,641                  15,156
 8/31/02           14,377               13,773                  15,338
 9/30/02           14,680               14,063                  15,674
10/31/02           14,322               13,720                  15,414
11/30/02           14,307               13,707                  15,351
12/31/02           14,613               13,999                  15,674
 1/31/03           14,487               13,878                  15,635
 2/28/03           14,696               14,079                  15,853
 3/31/03           14,695               14,078                  15,863
 4/30/03           14,850               14,226                  15,968
 5/31/03           15,159               14,522                  16,341
 6/30/03           15,070               14,437                  16,272
 7/31/03           14,482               13,874                  15,702
 8/31/03           14,580               13,967                  15,820
 9/30/03           14,965               14,336                  16,285
10/31/03           14,933               14,306                  16,203
11/30/03           15,104               14,470                  16,372
12/31/03           15,189               14,551                  16,507
 1/31/04           15,288               14,646                  16,602
 2/29/04           15,534               14,882                  16,852
 3/31/04           15,443               14,794                  16,793
 4/30/04           15,012               14,382                  16,395
 5/31/04           14,965               14,336                  16,336
 6/30/04           15,052               14,419                  16,395
 7/31/04           15,228               14,588                  16,611
 8/31/04           15,520               14,868                  16,944
 9/30/04           15,618               14,962                  17,034
10/31/04           15,791               15,128                  17,181
11/30/04           15,679               15,021                  17,039
12/31/04           15,916               15,247                  17,247
 1/31/05           16,123               15,446                  17,408
 2/28/05           16,039               15,365                  17,350
 3/31/05           15,925               15,256                  17,241
 4/30/05           16,210               15,529                  17,513
 5/31/05           16,372               15,685                  17,637
 6/30/05           16,488               15,796                  17,746
 7/31/05           16,373               15,685                  17,667
 8/31/05           16,632               15,933                  17,845
 9/30/05           16,452               15,761                  17,725
10/31/05           16,288               15,603                  17,617
11/30/05           16,372               15,685                  17,702
12/31/05           16,521               15,827                  17,854
 1/31/06           16,543               15,848                  17,902
 2/28/06           16,677               15,976                  18,022
 3/31/06           16,540               15,845                  17,898
 4/30/06           16,515               15,821                  17,893
 5/31/06           16,583               15,886                  17,973



The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund's returns include reinvestment of all dividends and distributions, and the Fund's returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 8

  Fund Spotlight as of 5/31/06                Nuveen Arizona Municipal Bond Fund

================================================================================

    Quick Facts
                                        A Shares B Shares C Shares R Shares
    -----------------------------------------------------------------------
    NAV                                   $10.60   $10.59   $10.58   $10.59
    -----------------------------------------------------------------------
    Latest Monthly Dividend/1/           $0.0345  $0.0275  $0.0295  $0.0360
    -----------------------------------------------------------------------
    Latest Capital Gain Distribution/2/  $0.0138  $0.0138  $0.0138  $0.0138
    -----------------------------------------------------------------------
    Inception Date                      10/29/86  2/03/97  2/07/94  2/03/97
    -----------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           1.58% -2.72%
                 ---------------------------------------------
                 5-Year                           4.52%  3.62%
                 ---------------------------------------------
                 10-Year                          5.06%  4.61%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           0.88% -3.02%
                 ---------------------------------------------
                 5-Year                           3.74%  3.57%
                 ---------------------------------------------
                 10-Year                          4.44%  4.44%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.01%
                 ---------------------------------------------
                 5-Year                           3.94%
                 ---------------------------------------------
                 10-Year                          4.48%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.75%
                 ---------------------------------------------
                 5-Year                           4.72%
                 ---------------------------------------------
                 10-Year                          5.25%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                3.91%  3.74%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.81%  3.65%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.56%  5.33%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.12%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.06%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.47%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.35%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.26%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.76%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.08%
                 ---------------------------------------------
                 SEC 30-Day Yield                 4.01%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.85%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.53%       -3.71%
                            ------------------------------------------
                            5-Year            4.23%        3.34%
                            ------------------------------------------
                            10-Year           4.92%        4.47%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.16%       -4.03%
                            ------------------------------------------
                            5-Year            3.47%        3.30%
                            ------------------------------------------
                            10-Year           4.30%        4.30%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year           -0.03%
                            ------------------------------------------
                            5-Year            3.67%
                            ------------------------------------------
                            10-Year           4.35%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.79%
                            ------------------------------------------
                            5-Year            4.45%
                            ------------------------------------------
                            10-Year           5.12%
                            ------------------------------------------

            Portfolio Statistics
            Net Assets ($000)                                $90,269
            --------------------------------------------------------
            Average Effective Maturity on Securities (Years)   15.91
            --------------------------------------------------------
            Average Duration                                    5.73
            --------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2006.
2Paid December 5, 2005. Capital gains are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

                             Annual Report  Page 9

  Fund Spotlight as of 5/31/06                Nuveen Arizona Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed      65.7%
AA                       16.0%
A                         7.2%
BBB                       7.9%
BB or Lower               1.2%
N/R                       2.0%
         [CHART]

AAA/U.S. Guaranteed      65.7%
AA                       16.0%
A                         7.2%
BBB                       7.9%
BB or Lower               1.2%
N/R                       2.0%

Industries/1/

                    Tax Obligation/Limited            25.8%
                    ---------------------------------------
                    Utilities                         14.0%
                    ---------------------------------------
                    Water and Sewer                   10.8%
                    ---------------------------------------
                    U.S. Guaranteed                   10.8%
                    ---------------------------------------
                    Tax Obligation/General            10.6%
                    ---------------------------------------
                    Housing/Multifamily                8.1%
                    ---------------------------------------
                    Health Care                        7.9%
                    ---------------------------------------
                    Education and Civic Organizations  7.7%
                    ---------------------------------------
                    Other                              4.3%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/06)     $1,016.10 $1,012.10 $1,012.30 $1,016.00 $1,020.54 $1,016.80 $1,017.80 $1,021.54
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.42 $    8.18 $    7.17 $    3.42 $    4.43 $    8.20 $    7.19 $    3.43
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .88%, 1.63%, 1.43% and .68% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 10

  Fund Spotlight as of 5/31/06               Nuveen Colorado Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.30   $10.30   $10.28   $10.29
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0350  $0.0285  $0.0305  $0.0370
         --------------------------------------------------------------
         Inception Date              5/04/87  2/25/97  2/05/97  2/25/97
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           1.55% -2.69%
                 ---------------------------------------------
                 5-Year                           5.11%  4.21%
                 ---------------------------------------------
                 10-Year                          5.41%  4.96%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           0.79% -3.11%
                 ---------------------------------------------
                 5-Year                           4.34%  4.17%
                 ---------------------------------------------
                 10-Year                          4.83%  4.83%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.03%
                 ---------------------------------------------
                 5-Year                           4.55%
                 ---------------------------------------------
                 10-Year                          4.85%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.78%
                 ---------------------------------------------
                 5-Year                           5.36%
                 ---------------------------------------------
                 10-Year                          5.61%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                4.08%  3.91%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.53%  3.39%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    5.15%  4.95%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.32%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.79%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.07%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.56%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.98%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.35%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.31%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.73%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.45%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.39%       -3.78%
                            ------------------------------------------
                            5-Year            4.85%        3.96%
                            ------------------------------------------
                            10-Year           5.28%        4.83%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.36%       -4.22%
                            ------------------------------------------
                            5-Year            4.06%        3.89%
                            ------------------------------------------
                            10-Year           4.68%        4.68%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year           -0.23%
                            ------------------------------------------
                            5-Year            4.25%
                            ------------------------------------------
                            10-Year           4.70%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.52%
                            ------------------------------------------
                            5-Year            5.07%
                            ------------------------------------------
                            10-Year           5.47%
                            ------------------------------------------

            Portfolio Statistics
            Net Assets ($000)                                $41,858
            --------------------------------------------------------
            Average Effective Maturity on Securities (Years)   15.41
            --------------------------------------------------------
            Average Duration                                    5.66
            --------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2006.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

                            Annual Report  Page 11

  Fund Spotlight as of 5/31/06               Nuveen Colorado Municipal Bond Fund

================================================================================


Bond Credit Quality/1/


         [CHART]

AAA/U.S. Guaranteed       66.9%
AA                        12.3%
A                         10.3%
BBB                        6.8%
N/R                        3.7%

Industries/1/

                    U.S. Guaranteed                   21.6%
                    ---------------------------------------
                    Tax Obligation/General            17.6%
                    ---------------------------------------
                    Education and Civic Organizations 16.6%
                    ---------------------------------------
                    Tax Obligation/Limited            14.9%
                    ---------------------------------------
                    Health Care                       12.5%
                    ---------------------------------------
                    Utilities                          5.1%
                    ---------------------------------------
                    Other                             11.7%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/06)     $1,014.50 $1,010.70 $1,011.90 $1,015.70 $1,020.29 $1,016.50 $1,017.55 $1,021.29
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.67 $    8.47 $    7.42 $    3.67 $    4.68 $    8.50 $    7.44 $    3.68
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .93%, 1.69%, 1.48% and .73% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 12

  Fund Spotlight as of 5/31/06             Nuveen New Mexico Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.29   $10.29   $10.30   $10.33
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0325  $0.0260  $0.0275  $0.0340
         --------------------------------------------------------------
         Inception Date              9/16/92  2/18/97  2/24/97  2/24/97
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           1.29% -2.93%
                 ---------------------------------------------
                 5-Year                           4.58%  3.68%
                 ---------------------------------------------
                 10-Year                          5.19%  4.74%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           0.54% -3.36%
                 ---------------------------------------------
                 5-Year                           3.80%  3.62%
                 ---------------------------------------------
                 10-Year                          4.58%  4.58%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           0.71%
                 ---------------------------------------------
                 5-Year                           3.99%
                 ---------------------------------------------
                 10-Year                          4.64%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.46%
                 ---------------------------------------------
                 5-Year                           4.76%
                 ---------------------------------------------
                 10-Year                          5.40%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                3.79%  3.63%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.89%  3.73%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    5.72%  5.49%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.03%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.15%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.63%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.20%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.35%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.93%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.95%
                 ---------------------------------------------
                 SEC 30-Day Yield                 4.10%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      6.03%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.01%       -4.23%
                            ------------------------------------------
                            5-Year            4.30%        3.41%
                            ------------------------------------------
                            10-Year           5.01%        4.57%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.74%       -4.58%
                            ------------------------------------------
                            5-Year            3.52%        3.34%
                            ------------------------------------------
                            10-Year           4.40%        4.40%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year           -0.56%
                            ------------------------------------------
                            5-Year            3.72%
                            ------------------------------------------
                            10-Year           4.46%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.28%
                            ------------------------------------------
                            5-Year            4.50%
                            ------------------------------------------
                            10-Year           5.24%
                            ------------------------------------------

            Portfolio Statistics
            Net Assets ($000)                                $57,516
            --------------------------------------------------------
            Average Effective Maturity on Securities (Years)   15.26
            --------------------------------------------------------
            Average Duration                                    5.16
            --------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2006.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.0%.

                            Annual Report  Page 13

  Fund Spotlight as of 5/31/06             Nuveen New Mexico Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed      75.0%
AA                        9.5%
A                         6.8%
BBB                       5.7%
N/R                       3.0%
         [CHART]

AAA/U.S. Guaranteed      75.0%
AA                        9.5%
A                         6.8%
BBB                       5.7%
N/R                       3.0%

Industries/1/

                    Tax Obligation/Limited            28.2%
                    ---------------------------------------
                    U.S. Guaranteed                   16.3%
                    ---------------------------------------
                    Education and Civic Organizations 15.1%
                    ---------------------------------------
                    Water and Sewer                   13.7%
                    ---------------------------------------
                    Tax Obligation/General            11.7%
                    ---------------------------------------
                    Housing/Multifamily                4.0%
                    ---------------------------------------
                    Other                             11.0%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/06)     $1,012.80 $1,009.00 $1,009.90 $1,012.70 $1,020.69 $1,016.90 $1,017.95 $1,021.69
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.27 $    8.06 $    7.02 $    3.26 $    4.28 $    8.10 $    7.04 $    3.28
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .85%, 1.61%, 1.40% and .65% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 14

Portfolio of Investments
NUVEEN ARIZONA MUNICIPAL BOND FUND
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)          Value
--------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.3%

  $      250 Casa Grande Industrial Development Authority, Arizona,        6/06 at 100.00         Aa3 $      253,173
              Pollution Control Revenue Bonds, Frito-Lay Inc./ PepsiCo.,
              Series 1984, 6.650%, 12/01/14

         900 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00         BBB        916,479
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
--------------------------------------------------------------------------------------------------------------------
       1,150 Total Consumer Staples                                                                        1,169,652
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 7.5%

       1,740 Arizona State University, Certificates of Participation,      9/14 at 100.00         AAA      1,845,601
              Series 2004, 5.250%, 9/01/22 - AMBAC Insured

       1,500 Arizona State University, System Revenue Bonds, Series        7/15 at 100.00         AAA      1,570,740
              2005, 5.000%, 7/01/21 - AMBAC Insured

         500 Arizona Student Loan Acquisition Authority, Student Loan     11/09 at 102.00         Aaa        526,725
              Revenue Refunding Bonds, Senior Series 1999A-1, 5.900%,
              5/01/24 (Alternative Minimum Tax)

         115 Glendale Industrial Development Authority, Arizona, Revenue  11/06 at 102.00         AAA        117,506
              Bonds, Midwestern University, Series 1996A, 6.000%,
              5/15/16 - CONNIE LEE/AMBAC Insured

         540 Glendale Industrial Development Authority, Arizona, Revenue   5/08 at 101.00          A-        552,274
              Bonds, Midwestern University, Series 1998A, 5.375%, 5/15/28

       1,730 Glendale Industrial Development Authority, Arizona, Revenue   5/11 at 101.00          A-      1,841,395
              Bonds, Midwestern University, Series 2001A, 5.750%, 5/15/21

         335 Yavapai County Community College District, Arizona, Revenue   7/06 at 100.00        BBB+        335,486
              Bonds, Series 1993, 6.000%, 7/01/12
--------------------------------------------------------------------------------------------------------------------
       6,460 Total Education and Civic Organizations                                                       6,789,727
--------------------------------------------------------------------------------------------------------------------
             Health Care - 7.8%

         200 Arizona Health Facilities Authority, Hospital Revenue         7/10 at 101.00          A-        221,132
              Bonds, Catholic Healthcare West, Series 1999A, 6.625%,
              7/01/20

       1,400 Arizona Health Facilities Authority, Hospital System         11/09 at 100.00        Baa3      1,454,236
              Revenue Bonds, Phoenix Children's Hospital, Series 1999A,
              6.125%, 11/15/22

         700 Glendale Industrial Development Authority, Arizona, Revenue  12/15 at 100.00         BBB        697,249
              Bonds, John C. Lincoln Health Network, Series 2005B,
              5.000%, 12/01/37

         540 Maricopa County Industrial Development Authority, Arizona,    5/16 at 100.00          AA        554,045
              Health Facilities Revenue Bonds, Mayo Clinic, Series 2006,
              5.000%, 11/15/36

       1,860 Maricopa County Industrial Development Authority, Arizona,    7/08 at 101.00          A-      1,894,615
              Health Facility Revenue Bonds, Catholic Healthcare West,
              Series 1998A, 5.000%, 7/01/16

         900 Maricopa County Industrial Development Authority, Arizona,    7/14 at 100.00          A-        930,636
              Health Facility Revenue Bonds, Catholic Healthcare West,
              Series 2004A, 5.375%, 7/01/23

         235 Maricopa County, Arizona, Hospital Revenue Refunding Bonds,   4/07 at 102.00        Baa1        242,301
              Sun Health Corporation, Series 1997, 6.125%, 4/01/18

       1,055 Winslow Industrial Development Authority, Arizona, Hospital   6/08 at 101.00         N/R      1,005,394
              Revenue Bonds, Winslow Memorial Hospital, Series 1998,
              5.500%, 6/01/22
--------------------------------------------------------------------------------------------------------------------
       6,890 Total Health Care                                                                             6,999,608
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 8.0%

       2,090 Phoenix Industrial Development Authority, Arizona, GNMA       6/11 at 102.00         Aaa      2,182,169
              Collateralized Multifamily Housing Revenue Bonds,
              Campaigne Place on Jackson, Series 2001, 5.700%, 6/20/31
              (Alternative Minimum Tax)

         560 Phoenix Industrial Development Authority, Arizona, GNMA       4/15 at 100.00         Aaa        559,401
              Collateralized Multifamily Housing Revenue Bonds, Park Lee
              Apartments, Series 2004A, 5.050%, 10/20/44 (Alternative
              Minimum Tax)

       2,080 Phoenix Industrial Development Authority, Arizona,              No Opt. Call         N/R        211,619
              Subordinate Lien Multifamily Housing Revenue Bonds,
              Arborwood Apartments, Series 2003B, 0.000%, 6/01/43 (3)

       4,000 Tucson Industrial Development Authority, Arizona, Senior      7/10 at 101.00          AA      4,230,799
              Living Facilities Revenue Bonds, Christian Care Project,
              Series 2000A, 5.625%, 7/01/20 - RAAI Insured
--------------------------------------------------------------------------------------------------------------------
       8,730 Total Housing/Multifamily                                                                     7,183,988
--------------------------------------------------------------------------------------------------------------------

----
15

Portfolio of Investments
NUVEEN ARIZONA MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                               Optional Call
Amount (000) Description                                                  Provisions (1) Ratings (2)          Value
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.1%

  $      220 Maricopa County Industrial Development Authority, Arizona,   6/08 at 108.00         Aaa $      223,868
              Single Family Mortgage Revenue Refunding Bonds,
              Mortgage-Backed Securities Program, Series 1998B, 6.200%,
              12/01/30 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Industrials - 0.6%

         495 Yavapai County Industrial Development Authority, Arizona,      No Opt. Call         BBB        496,817
              Solid Waste Disposal Revenue Bonds, Waste Management Inc.,
              Series 2003B, 4.450%, 3/01/28 (Mandatory put 3/01/08)
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 1.5%

       1,315 Cochise County Industrial Development Authority, Arizona,    6/06 at 101.00         AAA      1,331,096
              GNMA Collateralized Mortgage Revenue Refunding Bonds,
              Sierra Vista Care Center, Series 1994A, 6.750%, 11/20/19
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 10.4%

             Cochise County Unified School District 68, Sierra Vista,
             Arizona, General Obligation Refunding Bonds, Series 1992:
         250  7.500%, 7/01/09 - FGIC Insured                                No Opt. Call         AAA        276,818
         300  7.500%, 7/01/10 - FGIC Insured                                No Opt. Call         AAA        341,604

       1,500 Maricopa County School District 6, Arizona, General            No Opt. Call         AAA      1,652,730
              Obligation Refunding Bonds, Washington Elementary School,
              Series 2002A, 5.375%, 7/01/15 - FSA Insured

       1,000 Maricopa County Unified School District 11, Peoria,          7/15 at 100.00         AAA      1,051,760
              Arizona, General Obligation Bonds, Second Series 2005,
              5.000%, 7/01/20 - FGIC Insured

          39 Maricopa County Unified School District 41, Gilbert,         7/08 at 100.00         AAA         40,919
              Arizona, General Obligation Bonds, Series 1995, 6.250%,
              7/01/15 - FSA Insured

         310 Maricopa County Unified School District 80, Chandler,          No Opt. Call         AAA        344,419
              Arizona, School Improvement and Refunding Bonds, Series
              1994, 6.250%, 7/01/11 - FGIC Insured

       2,150 Maricopa County Union High School District 210, Phoenix,     7/14 at 100.00         AAA      2,257,006
              Arizona, General Obligation Bonds, Series 2004A, 5.000%,
              7/01/19 - FSA Insured

       1,000 Pima County Unified School District 1, Tucson, Arizona,        No Opt. Call         AAA      1,138,680
              School Improvement Bonds, Series 1992D, 7.500%, 7/01/10 -
              FGIC Insured

       2,000 Tucson, Arizona, General Obligation Bonds, Series 2001B,     7/11 at 100.00          AA      2,264,940
              5.750%, 7/01/16
-------------------------------------------------------------------------------------------------------------------
       8,549 Total Tax Obligation/General                                                                 9,368,876
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 25.2%

       4,000 Arizona School Facilities Board, School Improvement Revenue  7/14 at 100.00         AAA      4,452,959
              Bonds, Series 2004A, 5.750%, 7/01/17 - AMBAC Insured

       1,000 Arizona State Transportation Board, Subordinate Highway      7/14 at 100.00          AA      1,043,520
              Revenue Bonds, Series 2004B, 5.000%, 7/01/22

       1,000 Arizona Tourism and Sports Authority, Tax Revenue Bonds,     7/13 at 100.00         Aaa      1,069,410
              Multipurpose Stadium Facility Project, Series 2003A,
              5.375%, 7/01/23 - MBIA Insured

         790 Bullhead City, Arizona, Special Assessment Bonds, East       7/06 at 100.00        Baa2        791,169
              Branch Sewer Improvement District, Series 1993, 6.100%,
              1/01/13

         528 Estrella Mountain Ranch Community Facilities District,       7/10 at 102.00         N/R        574,543
              Goodyear, Arizona, Special Assessment Lien Bonds, Series
              2001A, 7.875%, 7/01/25

             Greater Arizona Development Authority, Infrastructure
             Revenue Bonds, Series 2006A:
         735  5.000%, 8/01/23 - MBIA Insured                              8/16 at 100.00         AAA        769,258
         875  5.000%, 8/01/25 - MBIA Insured                              8/16 at 100.00         AAA        912,144

       1,115 Maricopa County Stadium District, Arizona, Revenue           6/12 at 100.00         Aaa      1,194,533
              Refunding Bonds, Series 2002, 5.375%, 6/01/17 - AMBAC
              Insured

       1,600 Mesa, Arizona, Street and Highway User Tax Revenue Bonds,    7/15 at 100.00         AAA      1,671,792
              Series 2005, 5.000%, 7/01/24 - FSA Insured

             Peoria Improvement District, Arizona, Special Assessment
             District 8801 Bonds, North Valley Power Center, Series 1992:
         425  7.300%, 1/01/12                                             7/06 at 101.00          A-        430,338
         460  7.300%, 1/01/13                                             7/06 at 101.00          A-        465,778

----
16

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
--------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

  $    2,000 Puerto Rico Infrastructure Financing Authority, Special Tax   7/15 at 100.00        BBB+    $    1,993,340
              Revenue Bonds, Series 2005B, 5.000%, 7/01/41

       1,670 San Luis Civic Improvement Corporation, Arizona, Municipal    7/15 at 100.00         AAA         1,734,796
              Facilities Excise Tax Revenue Bonds, Series 2005, 5.000%,
              7/01/25 - XLCA Insured

       2,770 Tempe, Arizona, Excise Tax Revenue Bonds, Series 2004,        7/14 at 100.00         AAA         2,971,433
              5.250%, 7/01/18 - AMBAC Insured

       2,550 Tempe, Arizona, Excise Tax Revenue Refunding Bonds, Series    7/13 at 100.00         AA+         2,658,707
              2003, 5.000%, 7/01/20
--------------------------------------------------------------------------------------------------------------------------
      21,518 Total Tax Obligation/Limited                                                                    22,733,720
--------------------------------------------------------------------------------------------------------------------------
             Transportation - 0.5%

         500 Phoenix, Arizona, Airport Revenue Bonds, Series 1994D,        7/06 at 100.00         AAA           500,950
              6.400%, 7/01/12 - MBIA Insured (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 10.5% (4)

       1,550 Arizona Health Facilities Authority, Hospital System         12/10 at 102.00        BBB (4)      1,770,085
              Revenue Bonds, John C. Lincoln Health Network, Series
              2000, 6.875%, 12/01/20 (Pre-refunded 12/01/10)

         235 Arizona Health Facilities Authority, Hospital System          9/06 at 100.00         AAA           243,641
              Revenue Refunding Bonds, Phoenix Baptist Hospital and
              Medical Center Inc. and Medical Environments Inc., Series
              1992, 6.250%, 9/01/11 - MBIA Insured (ETM)

         200 Arizona Municipal Finance Program, Certificates of              No Opt. Call         AAA           222,008
              Participation, City of Goodyear Loan, Series 20, 7.700%,
              8/01/10 - BIGI Insured (ETM)

       1,525 Maricopa County Industrial Development Authority, Arizona,      No Opt. Call         AAA         1,842,246
              Hospital Revenue Refunding Bonds, Samaritan Health
              Services, Series 1990A, 7.000%, 12/01/16 - MBIA Insured
              (ETM)

         165 Maricopa County, Arizona, Hospital Revenue Bonds, St.           No Opt. Call         AAA           180,241
              Luke's Hospital Medical Center, Series 1980, 8.750%,
              2/01/10 (ETM)

             Phoenix Civic Improvement Corporation, Arizona, Junior Lien
             Wastewater System Revenue Bonds, Series 2000:
       1,290  6.125%, 7/01/14 (Pre-refunded 7/01/10) - FGIC Insured        7/10 at 101.00         AAA         1,417,839
       1,000  6.250%, 7/01/17 (Pre-refunded 7/01/10) - FGIC Insured        7/10 at 101.00         AAA         1,103,790

       2,500 Scottsdale Industrial Development Authority, Arizona,        12/11 at 101.00         A3 (4)      2,743,424
              Hospital Revenue Bonds, Scottsdale Healthcare, Series
              2001, 5.800%, 12/01/31 (ETM)
--------------------------------------------------------------------------------------------------------------------------
       8,465 Total U.S. Guaranteed                                                                            9,523,274
--------------------------------------------------------------------------------------------------------------------------
             Utilities - 13.7%

       1,000 Arizona Power Authority, Special Obligation Power Resource      No Opt. Call          AA         1,083,940
              Revenue Refunding Crossover Bonds, Hoover Project, Series
              2001, 5.250%, 10/01/15

       1,000 Coconino County, Arizona, Pollution Control Revenue Bonds,   10/06 at 102.00          B-         1,017,330
              Nevada Power Company Project, Series 1996, 6.375%,
              10/01/36 (Alternative Minimum Tax)

       1,000 Mesa, Arizona, Utility System Revenue Bonds, Series 2002,     7/11 at 100.00         AAA         1,042,240
              5.000%, 7/01/20 - FGIC Insured

         100 Pima County Industrial Development Authority, Arizona,        7/06 at 101.00         AAA           100,376
              Lease Obligation Revenue Refunding Bonds, Tucson Electric
              Power Company, Series 1988A, 7.250%, 7/15/10 - FSA Insured

       1,250 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/12 at 101.00         AAA         1,306,913
              Series 2002II, 5.125%, 7/01/26 - FSA Insured

             Puerto Rico Electric Power Authority, Power Revenue Bonds,
             Series 2005RR:
       4,500  5.000%, 7/01/26 - XLCA Insured                               7/15 at 100.00         AAA         4,681,394
       1,455  5.000%, 7/01/27 - XLCA Insured                               7/15 at 100.00         AAA         1,505,358
       1,000  5.000%, 7/01/30 - XLCA Insured                               7/15 at 100.00         AAA         1,034,270

         590 Salt River Project Agricultural Improvement and Power         1/13 at 100.00          AA           612,037
              District, Arizona, Electric System Revenue Bonds, Series
              2002B, 5.000%, 1/01/22
--------------------------------------------------------------------------------------------------------------------------
      11,895 Total Utilities                                                                                 12,383,858
--------------------------------------------------------------------------------------------------------------------------

----
17

Portfolio of Investments
NUVEEN ARIZONA MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)          Value
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 10.6%

  $    1,120 Arizona Water Infrastructure Finance Authority, Water        10/16 at 100.00         AAA $    1,177,624
              Quality Revenue Bonds, Series 2006A, 5.000%, 10/01/24

       1,005 Cottonwood, Arizona, Senior Lien Water System Revenue         7/14 at 100.00         AAA      1,039,733
              Bonds, Municipal Property Corporation, Series 2004,
              5.000%, 7/01/24 - XLCA Insured

       1,000 Cottonwood, Arizona, Water Revenue Bonds, Series 2006,        7/16 at 100.00         AAA      1,030,720
              5.000%, 7/01/30 - XLCA Insured

         660 Oro Valley Municipal Property Corporation, Arizona, Senior    7/13 at 100.00         AAA        684,664
              Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
              MBIA Insured

       1,435 Phoenix Civic Improvement Corporation, Arizona, Junior Lien   7/14 at 100.00         AAA      1,492,486
              Wastewater System Revenue Bonds, Series 2004, 5.000%,
              7/01/24 - MBIA Insured

       2,600 Phoenix Civic Improvement Corporation, Arizona, Junior Lien   7/12 at 100.00         AAA      2,681,666
              Water System Revenue Bonds, Series 2002, 5.000%, 7/01/26 -
              FGIC Insured

       1,415 Phoenix Civic Improvement Corporation, Arizona, Junior Lien   7/14 at 100.00          AA      1,417,335
              Water System Revenue Bonds, Series 2003, 4.500%, 7/01/22
--------------------------------------------------------------------------------------------------------------------
       9,235 Total Water and Sewer                                                                         9,524,228
--------------------------------------------------------------------------------------------------------------------
  $   85,422 Total Investments (cost $86,665,294) - 97.7%                                                 88,229,662
--------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 2.3%                                                          2,038,944
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                        $   90,268,606
             ------------------------------------------------------------------------------------------------------

            (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
            (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
            (3) Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
            (4) Backed by an escrow or trust containing sufficient U.S.
                Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
            N/R Not rated.
          (ETM) Escrowed to maturity.

                                See accompanying notes to financial statements.

----
18

Portfolio of Investments
NUVEEN COLORADO MUNICIPAL BOND FUND
May 31, 2006

   Principal                                                                 Optional Call
Amount (000)  Description                                                   Provisions (1) Ratings (2)          Value
------------------------------------------------------------------------------------------------------------------------
              Education and Civic Organizations - 16.5%

  $      430  Boulder County, Colorado, Development Revenue Bonds,          9/13 at 100.00         AAA $      444,624
               University Corporation for Atmospheric Research, Series
               2003, 5.000%, 9/01/23 - AMBAC Insured

         600  Colorado Educational and Cultural Facilities Authority,      12/10 at 101.00         BBB        650,718
               Charter School Revenue Bonds, Academy Charter School -
               Douglas County School District Re. 1, Series 2000, 6.875%,
               12/15/20

       1,440  Colorado Educational and Cultural Facilities Authority,       5/14 at 100.00         AAA      1,535,688
               Charter School Revenue Bonds, Academy of Charter Schools -
               Adams County School District 12, Series 2004, 5.250%,
               5/01/17 - XLCA Insured

       1,130  Colorado Educational and Cultural Facilities Authority,       2/14 at 100.00         AAA      1,208,501
               Charter School Revenue Bonds, Aurora Academy, Series 2004,
               5.375%, 2/15/19 - XLCA Insured

       1,000  Colorado Educational and Cultural Facilities Authority,       8/15 at 100.00         AAA      1,092,350
               Charter School Revenue Bonds, Ridgeview Classical Schools,
               Series 2005A, 5.500%, 8/15/25 - XLCA Insured

       1,355  Colorado Educational and Cultural Facilities Authority,       6/14 at 100.00         AAA      1,434,308
               Charter School Revenue Bonds, University of Northern
               Colorado Lab School, Series 2004, 5.250%, 6/01/24 - XLCA
               Insured

         500  Colorado Educational and Cultural Facilities Authority,      12/10 at 100.00          AA        539,730
               School Revenue Bonds, Ave Maria School, Series 2000,
               6.125%, 12/01/25 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------
       6,455  Total Education and Civic Organizations                                                       6,905,919
------------------------------------------------------------------------------------------------------------------------
              Health Care - 12.4%

         500  Aspen Valley Hospital District, Pitkin County, Colorado,      4/10 at 100.00         N/R        530,660
               Revenue Bonds, Series 2000, 6.800%, 10/15/24

       1,000  Colorado Health Facilities Authority, Revenue Bonds,          9/14 at 100.00          A3      1,002,820
               Parkview Medical Center, Series 2004, 5.000%, 9/01/25

         500  Colorado Health Facilities Authority, Revenue Bonds,          9/09 at 101.00         N/R        509,880
               Steamboat Springs Healthcare Association, Series 1999,
               5.700%, 9/15/23

         500  Colorado Health Facilities Authority, Revenue Bonds, Vail     1/12 at 100.00         BBB        521,325
               Valley Medical Center, Series 2001, 5.800%, 1/15/27

         885  Colorado Springs, Colorado, Hospital Revenue Bonds,          12/10 at 101.00          A-        954,172
               Memorial Hospital of Colorado Springs, Series 2000,
               6.375%, 12/15/30

         560  Denver Health and Hospitals Authority, Colorado, Revenue     12/14 at 100.00         BBB        611,027
               Bonds, Series 2004A, 6.250%, 12/01/33

         500  Montrose, Colorado, Enterprise Revenue Bonds, Montrose       12/13 at 102.00        BBB-        551,320
               Memorial Hospital, Series 2003, 6.375%, 12/01/23

         500  University of Colorado Hospital Authority, Revenue Bonds,     5/16 at 100.00        Baa1        498,805
               Series 2006A, 5.000%, 11/15/37
------------------------------------------------------------------------------------------------------------------------
       4,945  Total Health Care                                                                             5,180,009
------------------------------------------------------------------------------------------------------------------------
              Housing/Multifamily - 3.2%

       1,300  Englewood, Colorado, Multifamily Housing Revenue Refunding   12/06 at 102.00          A-      1,332,552
               Bonds, Marks Apartments Project, Series 1996, 6.650%,
               12/01/26
------------------------------------------------------------------------------------------------------------------------
              Housing/Single Family - 0.9%

         135  Colorado Housing Finance Authority, Single Family Program    10/09 at 105.00         Aa2        136,397
               Senior Bonds, Series 1999C-3, 6.750%, 10/01/21

         180  Colorado Housing Finance Authority, Single Family Program    10/09 at 105.00         Aa2        186,599
               Senior Bonds, Series 2000A-2, 7.450%, 10/01/16
               (Alternative Minimum Tax)

          85  Colorado Housing Finance Authority, Single Family Program     4/10 at 105.00          AA         85,939
               Senior Bonds, Series 2000C-3, 7.150%, 10/01/30
------------------------------------------------------------------------------------------------------------------------
         400  Total Housing/Single Family                                                                     408,935
------------------------------------------------------------------------------------------------------------------------
              Long-Term Care - 3.7%

         500  Colorado Health Facilities Authority, First Mortgage          1/07 at 101.00         AAA        510,465
               Revenue Refunding Bonds, Christian Living Campus - Johnson
               Center Nursing Facility, Series 1997A, 7.050%, 1/01/19

       1,000  Colorado Health Facilities Authority, Revenue Bonds,         12/12 at 100.00          AA      1,047,210
               Covenant Retirement Communities Inc., Series 2002A,
               5.500%, 12/01/33 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------
       1,500  Total Long-Term Care                                                                          1,557,675
------------------------------------------------------------------------------------------------------------------------

----
19

Portfolio of Investments
NUVEEN COLORADO MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                 Optional Call
Amount (000)  Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/General - 17.5%

  $    2,000  Arapahoe County School District 6, Littleton, Colorado,      12/12 at 100.00         AAA    $    2,124,220
               General Obligation Bonds, Series 2002, 5.250%, 12/01/21 -
               FGIC Insured

       2,150  Douglas County School District RE1, Douglas and Elbert       12/14 at 100.00         Aaa         2,396,820
               Counties, Colorado, General Obligation Bonds, Series 2004,
               5.750%, 12/15/23 - FGIC Insured

       1,085  El Paso County School District 20, Academy, Colorado,        12/13 at 100.00         Aaa         1,179,699
               General Obligation Bonds, Series 2003, 5.500%, 12/15/23 -
               FGIC Insured

         500  El Paso County School District 38, Lewis Palmer, Colorado,      No Opt. Call         Aa3           586,365
               General Obligation Refunding Bonds, Series 2001, 6.000%,
               12/01/21

       1,000  Fremont County School District Re-1, Cannon City, Colorado,  12/13 at 100.00         Aaa         1,038,300
               General Obligation Bonds, Series 2003, 5.000%, 12/01/24 -
               MBIA Insured
------------------------------------------------------------------------------------------------------------------------
       6,735  Total Tax Obligation/General                                                                     7,325,404
------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited - 14.8%

       1,000  Adonea Metropolitan District 2, Colorado, General               No Opt. Call           A           995,620
               Obligation Limited Tax Bonds, Series 2005B,
               4.375%, 12/01/15

         500  Bowles Metropolitan District, Colorado, General Obligation   12/13 at 100.00         AAA           539,515
               Bonds, Series 2003, 5.500%, 12/01/28 - FSA Insured

       2,000  Denver Convention Center Hotel Authority, Colorado, Senior   11/16 at 100.00         AAA         2,100,920
               Revenue Bonds, Convention Center Hotel, Series 2006,
               5.125%, 12/01/25 - XLCA Insured

       1,000  Larimer County, Colorado, Sales and Use Tax Revenue Bonds,   12/12 at 100.00         AAA         1,085,240
               Fairgrounds and Events Center, Series 2002, 5.500%,
               12/15/18 - MBIA Insured

       1,460  Tower Metropolitan District, Adams County, Colorado,         12/15 at 100.00          AA         1,476,513
               General Obligation Bonds, Series 2005, 5.000%, 12/01/35 -
               RAAI Insured
------------------------------------------------------------------------------------------------------------------------
       5,960  Total Tax Obligation/Limited                                                                     6,197,808
------------------------------------------------------------------------------------------------------------------------
              Transportation - 3.8%

         465  Eagle County Air Terminal Corporation, Colorado, Airport      5/11 at 101.00         N/R           489,003
               Terminal Revenue Bonds, Series 2001, 7.000%, 5/01/21
               (Alternative Minimum Tax)

       1,000  Northwest Parkway Public Highway Authority, Colorado,         6/11 at 102.00         AAA         1,090,680
               Revenue Bonds, Senior Series 2001A, 5.500%, 6/15/15 -
               AMBAC Insured
------------------------------------------------------------------------------------------------------------------------
       1,465  Total Transportation                                                                             1,579,683
------------------------------------------------------------------------------------------------------------------------
              U.S. Guaranteed - 21.5% (3)

       3,800  Arapahoe County, Colorado, Single Family Mortgage Revenue       No Opt. Call         AAA         3,215,332
               Bonds, Series 1984A, 0.000%, 9/01/10 (ETM)

         600  Colorado Educational and Cultural Facilities Authority,       9/11 at 100.00        Ba1 (3)        686,454
               Charter School Revenue Bonds, Bromley East Charter School,
               Series 2000A, 7.250%, 9/15/30 (Pre-refunded 9/15/11)

         500  Colorado Health Facilities Authority, Revenue Bonds,         11/11 at 101.00         A+ (3)        568,160
               PorterCare Adventist Health System, Series 2001, 6.500%,
               11/15/23 (Pre-refunded 11/15/11)

         600  Colorado Springs, Colorado, Hospital Revenue Bonds,          12/10 at 101.00         A- (3)        666,966
               Memorial Hospital of Colorado Springs, Series 2000,
               6.375%, 12/15/30 (Pre-refunded 12/15/10)

         900  Colorado Springs, Colorado, Utility System Revenue Bonds,       No Opt. Call         AAA         1,065,717
               Series 1978B, 6.600%, 11/15/18 (ETM)

       2,500  E-470 Public Highway Authority, Colorado, Senior Revenue       9/10 at 79.90         AAA         1,692,225
               Bonds, Series 2000B, 0.000%, 9/01/14 (Pre-refunded
               9/01/10) - MBIA Insured

       1,000  El Paso County School District 49, Falcon, Colorado,         12/11 at 100.00         AAA         1,085,110
               General Obligation Bonds, Series 2001, 5.500%, 12/01/17
               (Pre-refunded 12/01/11) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------
       9,900  Total U.S. Guaranteed                                                                            8,979,964
------------------------------------------------------------------------------------------------------------------------

----
20

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)          Value
--------------------------------------------------------------------------------------------------------------------
             Utilities - 5.1%

  $    1,000 Arkansas River Power Authority, Colorado, Power Revenue      10/16 at 100.00         AAA $    1,061,800
              Bonds, Series 2006, 5.250%, 10/01/32 - XLCA Insured

       1,000 Platte River Power Authority, Colorado, Power Revenue         6/12 at 100.00          AA      1,071,330
              Refunding Bonds, Series 2002EE, 5.375%, 6/01/17
--------------------------------------------------------------------------------------------------------------------
       2,000 Total Utilities                                                                               2,133,130
--------------------------------------------------------------------------------------------------------------------
  $   40,660 Total Investments (cost $39,569,374) - 99.4%                                                 41,601,079
--------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.6%                                                            257,348
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                        $   41,858,427
             ------------------------------------------------------------------------------------------------------

           (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
           (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
           (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
           N/R Not rated.
         (ETM) Escrowed to maturity.

                                See accompanying notes to financial statements.

----
21

Portfolio of Investments
NUVEEN NEW MEXICO MUNICIPAL BOND FUND
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)          Value
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 15.8%

$      1,500 New Mexico Educational Assistance Foundation, Education       9/11 at 100.00          A2 $    1,554,525
              Loan Bonds, First Subordinate Series 2001B-1, 5.900%,
              9/01/31

         750 Puerto Rico Industrial, Tourist, Educational, Medical and    12/12 at 101.00        BBB-        769,440
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Refunding Bonds, Ana G. Mendez
              University System, Series 2002, 5.500%, 12/01/31

             Santa Fe, New Mexico, Educational Facilities Revenue
             Refunding and Improvement Bonds, College of Santa Fe,
             Series 1997:
         500  6.000%, 10/01/13                                            10/07 at 100.00        BBB-        508,105
         500  5.875%, 10/01/21                                            10/07 at 100.00        BBB-        505,695

       2,500 University of New Mexico, Revenue Refunding Bonds, Series       No Opt. Call          AA      2,858,950
              1992A, 6.000%, 6/01/21

       2,000 University of New Mexico, Subordinate Lien Revenue            6/12 at 100.00          AA      2,075,920
              Refunding and Improvement Bonds, Series 2002A, 5.000%,
              6/01/22

         750 University of New Mexico, Subordinate Lien Revenue            6/13 at 100.00          AA        802,260
              Refunding Bonds, Series 2003A, 5.250%, 6/01/18
--------------------------------------------------------------------------------------------------------------------
       8,500 Total Education and Civic Organizations                                                       9,074,895
--------------------------------------------------------------------------------------------------------------------
             Health Care - 3.5%

       2,000 Farmington, New Mexico, Hospital Revenue Bonds, San Juan      6/14 at 100.00          A3      2,018,500
              Regional Medical Center Inc., Series 2004A, 5.000%, 6/01/23
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.2%

         600 Bernalillo County, New Mexico, Multifamily Housing Revenue    6/11 at 100.00         Aaa        613,350
              Bonds, Vista Montana Apartments Project, Series 2001A,
              5.400%, 12/01/31 - MBIA Insured

       1,780 Bernalillo County, New Mexico, Multifamily Housing Revenue    6/09 at 101.00         N/R      1,798,067
              Refunding and Improvement Bonds, El Centro Senior Housing
              Complex, Series 1999, 5.850%, 6/15/29
--------------------------------------------------------------------------------------------------------------------
       2,380 Total Housing/Multifamily                                                                     2,411,417
--------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.5%

         215 New Mexico Mortgage Finance Authority, Single Family          7/07 at 102.00         AAA        221,495
              Mortgage Program Bonds, Series 1996B-2, 6.300%, 7/01/28
              (Alternative Minimum Tax)

         375 New Mexico Mortgage Finance Authority, Single Family          7/06 at 102.00         AAA        375,806
              Mortgage Program Bonds, Series 1996D-1, 6.250%, 7/01/22

         375 New Mexico Mortgage Finance Authority, Single Family          7/07 at 102.00         AAA        375,870
              Mortgage Program Bonds, Series 1996G-2, 6.200%, 7/01/28
              (Alternative Minimum Tax)

         575 New Mexico Mortgage Finance Authority, Single Family         11/09 at 101.50         AAA        579,629
              Mortgage Program Bonds, Series 2000B, 7.000%, 9/01/31
              (Alternative Minimum Tax)

         485 New Mexico Mortgage Finance Authority, Single Family          1/10 at 102.50         AAA        489,016
              Mortgage Program Bonds, Series 2000C-2, 6.950%, 9/01/31
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
       2,025 Total Housing/Single Family                                                                   2,041,816
--------------------------------------------------------------------------------------------------------------------
             Information Technology - 0.9%

         500 Sandoval County, New Mexico, Incentive Payment Revenue        6/15 at 100.00          A+        519,460
              Bonds, Intel Corporation Project, Series 2005, 5.000%,
              6/01/20
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 3.6%

       1,970 Sandoval County, New Mexico, General Obligation Bonds,        4/14 at 100.00         Aaa      2,059,635
              Series 2004, 5.000%, 4/15/23 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 29.5%

       3,005 Bernalillo County, New Mexico, Gross Receipts Tax Revenue     6/09 at 100.00         AAA      3,118,920
              Bonds, Series 2004, 5.250%, 6/15/19 - AMBAC Insured

             Dona Ana County, New Mexico, Gross Receipts Tax Revenue
             Refunding and Improvement Bonds, Series 2003:
         360  5.250%, 5/01/25 - AMBAC Insured                              5/13 at 100.00         Aaa        382,252
         545  5.250%, 5/01/28 - AMBAC Insured                              5/13 at 100.00         Aaa        571,187

       1,160 Gallup, New Mexico, Sales Tax Revenue Bonds, Series 2004A,    6/13 at 100.00         Aaa      1,201,969
              5.000%, 6/01/24 - AMBAC Insured

----
22

   Principal                                                                 Optional Call
Amount (000)  Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited (continued)

  $    1,510  Lincoln County, New Mexico, Gross Receipts Tax Revenue        6/12 at 100.00         Aaa    $    1,570,083
               Refunding Bonds, Series 2002, 5.125%, 6/01/30 - AMBAC
               Insured

              New Mexico Finance Authority, Senior Lien Transportation
              Revenue Bonds, Series 2004A:
       1,000   5.250%, 6/15/23 - MBIA Insured                               6/14 at 100.00         AAA         1,071,480
       2,000   5.250%, 6/15/24 - MBIA Insured                               6/14 at 100.00         AAA         2,134,260

       1,000  San Juan County, New Mexico, Subordinate Gross Receipts Tax   9/11 at 101.00         AAA         1,037,110
               Revenue Bonds, Series 2001A, 5.125%, 9/15/26 - AMBAC
               Insured

       4,000  Santa Fe County, New Mexico, Correctional System Gross          No Opt. Call         AAA         4,645,240
               Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 -
               FSA Insured

       1,195  Sante Fe, New Mexico, Gross Receipts Tax Revenue Bonds,       6/15 at 100.00         AAA         1,250,078
               Series 2006, 5.000%, 6/01/20 - XLCA Insured
------------------------------------------------------------------------------------------------------------------------
      15,775  Total Tax Obligation/Limited                                                                    16,982,579
------------------------------------------------------------------------------------------------------------------------
              U.S. Guaranteed - 17.0% (3)

       3,750  Albuquerque, New Mexico, Gross Receipts Lodgers Tax             No Opt. Call         AAA         3,073,837
               Improvement and Revenue Refunding Bonds, Series 1991B,
               0.000%, 7/01/11 - FSA Insured (ETM)

       2,000  Bernalillo County, New Mexico, Gross Receipts Tax Revenue    10/09 at 100.00         AA (3)      2,097,240
               Bonds, Series 1999, 5.250%, 10/01/26 (Pre-refunded
               10/01/09)

       1,215  New Mexico Finance Authority, Court Automation Fee Revenue    6/11 at 100.00         AAA         1,281,096
               Bonds, Series 2002, 5.000%, 6/15/17 (Pre- refunded
               6/15/11) - MBIA Insured

       2,000  New Mexico Hospital Equipment Loan Council, Hospital          8/11 at 101.00        AA- (3)      2,189,060
               Revenue Bonds, Presbyterian Healthcare Services, Series
               2001A, 5.750%, 8/01/15 (Pre-refunded 8/01/11)

       1,060  New Mexico Mortgage Finance Authority, General Revenue        9/09 at 100.00         AAA         1,132,864
               Office Building Bonds, Series 2000, 6.000%, 9/01/26
               (Pre-refunded 9/01/09)
------------------------------------------------------------------------------------------------------------------------
      10,025  Total U.S. Guaranteed                                                                            9,774,097
------------------------------------------------------------------------------------------------------------------------
              Utilities - 3.7%

       1,500  Farmington, New Mexico, Pollution Control Revenue Bonds,     10/09 at 102.00         BBB         1,619,085
               Public Service Company of New Mexico, Series 1999A,
               6.600%, 10/01/29 (Alternative Minimum Tax)

         135  Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/10 at 101.00         AAA           142,031
               Series 2000HH, 5.250%, 7/01/29 - FSA Insured

         300  Puerto Rico Electric Power Authority, Power Revenue             No Opt. Call         AAA           326,526
               Refunding Bonds, Series 2002JJ, 5.250%, 7/01/15 - MBIA
               Insured
------------------------------------------------------------------------------------------------------------------------
       1,935  Total Utilities                                                                                  2,087,642
------------------------------------------------------------------------------------------------------------------------
              Water and Sewer - 14.3%

       1,000  Albuquerque, New Mexico, Joint Water and Sewer System           No Opt. Call         AAA           960,550
               Revenue Bonds, Series 1990A, 0.000%, 7/01/07 - FGIC Insured

       1,000  New Mexico Finance Authority, Public Project Revolving Fund   6/14 at 100.00         AAA         1,039,750
               Revenue Bonds, Series 2004C, 5.000%, 6/01/24 - AMBAC
               Insured

       1,000  New Mexico Finance Authority, Public Project Revolving Fund   6/15 at 100.00         Aaa         1,040,170
               Revenue Bonds, Series 2005C, 5.000%, 6/15/25 - AMBAC
               Insured

       4,000  New Mexico Finance Authority, Public Project Revolving Fund   6/16 at 100.00         AAA         4,128,719
               Revenue Bonds, Series 2006B, 5.000%, 6/01/36 (WI/DD,
               Settling 6/27/06) - MBIA Insured

       1,000  Roswell, New Mexico, Joint Water and Sewerage Revenue         6/15 at 100.00         Aaa         1,046,090
               Bonds, Series 2005, 5.000%, 6/01/23 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------
       8,000  Total Water and Sewer                                                                            8,215,279
------------------------------------------------------------------------------------------------------------------------
  $   53,110  Total Long-Term Investments (cost $53,020,144) - 96.0%                                          55,185,320
------------------------------------------------------------------------------------------------------------------------
------------

----
23

Portfolio of Investments
NUVEEN NEW MEXICO MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                               Optional Call
Amount (000) Description                                                  Provisions (1) Ratings (2)          Value
-------------------------------------------------------------------------------------------------------------------
             Short-Term Investments - 8.6%

  $    4,950 Puerto Rico Government Development Bank, Adjustable                                A-1+ $    4,950,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 3.160%, 12/01/15 - MBIA Insured (4)
-------------------------------------------------------------------------------------------------------------------
  $    4,950 Total Short-Term Investments (cost $4,950,000)                                               4,950,000
-------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $57,970,144) - 104.6%                                               60,135,320
             -----------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - (4.6)%                                                     (2,619,022)
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                       $   57,516,298
             -----------------------------------------------------------------------------------------------------

            (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
            (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
            (3) Backed by an escrow or trust containing sufficient U.S.
                Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
            (4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
            N/R Not rated.
          WI/DD  Purchased on a when-issued or delayed delivery basis.
          (ETM) Escrowed to maturity.

                                See accompanying notes to financial statements.

----
24

Statement of Assets and Liabilities
May 31, 2006


                                                                                         Arizona     Colorado   New Mexico
--------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $86,665,294, $39,569,374 and $57,970,144, respectively) $88,229,662  $41,601,079  $60,135,320
Cash                                                                                    632,772           --      653,615
Receivables:
  Interest                                                                            1,719,031      700,570      924,788
  Investments sold                                                                    1,632,789           --       35,000
  Shares sold                                                                                --          500      145,008
Other assets                                                                                198           88          110
--------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                     92,214,452   42,302,237   61,893,841
--------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                               --      238,217           --
Payables:
  Investments purchased                                                               1,536,478           --    4,135,880
  Shares redeemed                                                                        15,494       14,436        3,506
Accrued expenses:
  Management fees                                                                        41,412       19,126       26,085
  12b-1 distribution and service fees                                                    19,579       12,054       15,482
  Other                                                                                  40,764       22,338       22,806
Dividends payable                                                                       292,119      137,639      173,784
--------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                 1,945,846      443,810    4,377,543
--------------------------------------------------------------------------------------------------------------------------
Net assets                                                                          $90,268,606  $41,858,427  $57,516,298
--------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                          $62,420,473  $31,512,085  $45,043,689
Shares outstanding                                                                    5,890,445    3,060,130    4,379,117
Net asset value per share                                                           $     10.60  $     10.30  $     10.29
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                                   $     11.06  $     10.75  $     10.74
--------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                          $ 4,021,462  $ 4,224,955  $ 3,940,215
Shares outstanding                                                                      379,853      410,310      383,005
Net asset value and offering price per share                                        $     10.59  $     10.30  $     10.29
--------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                          $ 8,950,683  $ 5,183,665  $ 7,516,956
Shares outstanding                                                                      845,964      504,486      729,819
Net asset value and offering price per share                                        $     10.58  $     10.28  $     10.30
--------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                          $14,875,988  $   937,722  $ 1,015,438
Shares outstanding                                                                    1,404,632       91,164       98,254
Net asset value and offering price per share                                        $     10.59  $     10.29  $     10.33
--------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
--------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                     $88,387,857  $40,816,669  $56,415,464
Undistributed (Over-distribution of) net investment income                              (93,945)       9,054      (92,620)
Accumulated net realized gain (loss) from investments                                   410,326     (999,000)    (971,722)
Net unrealized appreciation (depreciation) of investments                             1,564,368    2,031,705    2,165,176
--------------------------------------------------------------------------------------------------------------------------
Net assets                                                                          $90,268,606  $41,858,427  $57,516,298
--------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
25

Statement of Operations
Year Ended May 31, 2006

                                                                         Arizona     Colorado   New Mexico
----------------------------------------------------------------------------------------------------------
Investment Income                                                   $ 4,678,233  $ 2,137,152  $ 2,692,382
----------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                         516,362      231,716      304,685
12b-1 service fees - Class A                                            133,341       64,032       87,522
12b-1 distribution and service fees - Class B                            42,616       46,119       44,631
12b-1 distribution and service fees - Class C                            68,316       39,086       53,045
Shareholders' servicing agent fees and expenses                          51,668       24,093       28,741
Custodian's fees and expenses                                            41,113       28,499       25,366
Trustees' fees and expenses                                               1,841        1,027          999
Professional fees                                                        11,684        9,375        9,837
Shareholders' reports - printing and mailing expenses                    38,244       18,724       24,565
Federal and state registration fees                                       7,796        2,187        3,803
Other expenses                                                            4,709        2,997        3,305
----------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                              917,690      467,855      586,499
  Custodian fee credit                                                  (19,740)      (8,465)     (19,921)
----------------------------------------------------------------------------------------------------------
Net expenses                                                            897,950      459,390      566,578
----------------------------------------------------------------------------------------------------------
Net investment income                                                 3,780,283    1,677,762    2,125,804
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments                               390,167      237,546      120,643
Net change in unrealized appreciation (depreciation) of investments  (2,715,182)  (1,318,603)  (1,602,013)
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (2,325,015)  (1,081,057)  (1,481,370)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $ 1,455,268  $   596,705  $   644,434
----------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
26

Statement of Changes in Net Assets

                                                                                        Arizona
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    5/31/06       5/31/05
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $  3,780,283  $  4,092,915
Net realized gain (loss) from investments                                          390,167     2,596,442
Net change in unrealized appreciation (depreciation)
 of investments                                                                 (2,715,182)      117,207
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                            1,455,268     6,806,564
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                       (2,641,184)   (2,928,891)
  Class B                                                                         (142,969)     (185,406)
  Class C                                                                         (309,199)     (302,027)
  Class R                                                                         (636,750)     (692,950)
From accumulated net realized gains:
  Class A                                                                          (87,475)   (1,032,659)
  Class B                                                                           (5,989)      (78,564)
  Class C                                                                          (11,937)     (126,181)
  Class R                                                                          (19,873)     (234,031)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                       (3,855,376)   (5,580,709)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                     7,798,742     9,116,790
Proceeds from shares issued to shareholders due to
 reinvestment of distributions                                                   1,719,587     2,442,934
----------------------------------------------------------------------------------------------------------
                                                                                 9,518,329    11,559,724
Cost of shares redeemed                                                        (15,190,066)  (13,642,222)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions              (5,671,737)   (2,082,498)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                           (8,071,845)     (856,643)
Net assets at the beginning of year                                             98,340,451    99,197,094
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $ 90,268,606  $ 98,340,451
----------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $    (93,945) $   (118,053)
----------------------------------------------------------------------------------------------------------

                                                                                      Colorado                 New Mexico
                                                                              ------------------------  ------------------------
                                                                                Year Ended   Year Ended   Year Ended   Year Ended
                                                                                   5/31/06      5/31/05      5/31/06      5/31/05
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $ 1,677,762  $ 1,726,792  $ 2,125,804  $ 2,171,325
Net realized gain (loss) from investments                                         237,546      131,374      120,643      126,581
Net change in unrealized appreciation (depreciation)
 of investments                                                                (1,318,603)   1,956,784   (1,602,013)   2,494,422
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                             596,705    3,814,950      644,434    4,792,328
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                      (1,292,031)  (1,269,547)  (1,734,050)  (1,759,238)
  Class B                                                                        (159,645)    (184,302)    (151,390)    (176,889)
  Class C                                                                        (184,113)    (171,908)    (239,266)    (205,232)
  Class R                                                                         (36,794)     (29,969)     (38,682)     (37,841)
From accumulated net realized gains:
  Class A                                                                              --           --           --           --
  Class B                                                                              --           --           --           --
  Class C                                                                              --           --           --           --
  Class R                                                                              --           --           --           --
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (1,672,583)  (1,655,726)  (2,163,388)  (2,179,200)
---------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                    4,891,324    5,947,011    8,953,948    5,200,082
Proceeds from shares issued to shareholders due to
 reinvestment of distributions                                                    773,058      676,967    1,207,826      966,534
---------------------------------------------------------------------------------------------------------------------------------
                                                                                5,664,382    6,623,978   10,161,774    6,166,616
Cost of shares redeemed                                                        (6,452,452)  (7,466,036)  (5,999,614)  (6,911,710)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions               (788,070)    (842,058)   4,162,160     (745,094)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                          (1,863,948)   1,317,166    2,643,206    1,868,034
Net assets at the beginning of year                                            43,722,375   42,405,209   54,873,092   53,005,058
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $41,858,427  $43,722,375  $57,516,298  $54,873,092
---------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $     9,054  $     3,875  $   (92,620) $   (53,631)
---------------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
27

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Arizona Municipal Bond Fund ("Arizona"), Nuveen Colorado Municipal Bond Fund ("Colorado") and Nuveen New Mexico Municipal Bond Fund ("New Mexico") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2006, New Mexico had an outstanding when-issued/delayed delivery purchase commitment of $4,135,880. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.


----
28

Derivative Financial Instruments
The Funds are authorized to invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2006.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                          Arizona
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             5/31/06                   5/31/05
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              453,148  $  4,853,656     634,465  $  6,902,724
  Class A - automatic conversion of Class B shares      12,247       130,086          --            --
  Class B                                               16,272       174,250      17,659       191,744
  Class C                                              208,418     2,230,776     171,209     1,856,500
  Class R                                               38,276       409,974      15,286       165,822
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              106,512     1,143,462     146,176     1,584,281
  Class B                                                3,637        39,019       6,715        72,635
  Class C                                               10,448       111,950      16,543       179,030
  Class R                                               39,639       425,156      56,050       606,988
-------------------------------------------------------------------------------------------------------
                                                       888,597     9,518,329   1,064,103    11,559,724
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (1,071,512)  (11,459,943)   (853,648)   (9,263,294)
  Class B                                              (69,260)     (738,528)   (157,989)   (1,707,239)
  Class B - automatic conversion to Class A shares     (12,258)     (130,086)         --            --
  Class C                                             (152,897)   (1,628,121)   (106,006)   (1,148,747)
  Class R                                             (115,490)   (1,233,388)   (140,384)   (1,522,942)
-------------------------------------------------------------------------------------------------------
                                                    (1,421,417)  (15,190,066) (1,258,027)  (13,642,222)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                               (532,820) $ (5,671,737)   (193,924) $ (2,082,498)
-------------------------------------------------------------------------------------------------------


----
29

                                                                      Colorado
                                                    --------------------------------------------
                                                          Year Ended             Year Ended
                                                           5/31/06                5/31/05
                                                    ---------------------  ---------------------
                                                       Shares       Amount    Shares       Amount
-------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            296,633  $ 3,083,806   420,886  $ 4,387,728
  Class A - automatic conversion of Class B shares    16,604      174,295        --           --
  Class B                                             11,757      122,671    25,991      270,769
  Class C                                            106,571    1,113,722   111,944    1,154,439
  Class R                                             38,269      396,830    12,813      134,075
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             57,468      599,435    48,272      499,555
  Class B                                              5,001       52,223     6,551       67,707
  Class C                                              8,602       89,531     7,901       81,562
  Class R                                              3,058       31,869     2,720       28,143
-------------------------------------------------------------------------------------------------
                                                     543,963    5,664,382   637,078    6,623,978
-------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (374,404)  (3,890,075) (460,977)  (4,784,955)
  Class B                                           (110,000)  (1,146,668)  (97,001)  (1,004,669)
  Class B - automatic conversion to Class A shares   (16,612)    (174,295)       --           --
  Class C                                            (92,479)    (961,212) (160,445)  (1,640,755)
  Class R                                            (26,824)    (280,202)   (3,356)     (35,657)
-------------------------------------------------------------------------------------------------
                                                    (620,319)  (6,452,452) (721,779)  (7,466,036)
-------------------------------------------------------------------------------------------------
Net increase (decrease)                              (76,356) $  (788,070)  (84,701) $  (842,058)
-------------------------------------------------------------------------------------------------

                                                                     New Mexico
                                                    --------------------------------------------
                                                          Year Ended             Year Ended
                                                           5/31/06                5/31/05
                                                    ---------------------  ---------------------
                                                       Shares       Amount    Shares       Amount
-------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            633,192  $ 6,607,338   389,716  $ 4,040,700
  Class A - automatic conversion of Class B shares    41,825      432,747     3,407       35,774
  Class B                                             13,411      139,768    19,491      201,233
  Class C                                            158,727    1,659,180    88,460      922,162
  Class R                                             10,981      114,915        20          213
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             89,397      933,005    69,794      720,936
  Class B                                              9,262       96,728    10,008      103,384
  Class C                                             14,041      146,840    10,643      110,121
  Class R                                              2,980       31,253     3,094       32,093
-------------------------------------------------------------------------------------------------
                                                     973,816   10,161,774   594,633    6,166,616
-------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (417,783)  (4,361,020) (581,364)  (6,027,938)
  Class B                                            (71,598)    (742,381)  (62,576)    (648,338)
  Class B - automatic conversion to Class A shares   (41,825)    (432,747)   (3,404)     (35,774)
  Class C                                            (44,594)    (463,352)  (17,879)    (184,075)
  Class R                                                (11)        (114)   (1,484)     (15,585)
-------------------------------------------------------------------------------------------------
                                                    (575,811)  (5,999,614) (666,707)  (6,911,710)
-------------------------------------------------------------------------------------------------
Net increase (decrease)                              398,005  $ 4,162,160   (72,074) $  (745,094)
-------------------------------------------------------------------------------------------------


----
30

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended May 31, 2006, were as follows:

                                     Arizona    Colorado  New Mexico
            --------------------------------------------------------
            Purchases            $20,196,984 $11,900,783 $10,173,528
            Sales and maturities  25,741,285  12,227,479   7,112,375
            --------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At May 31, 2006, the cost of investments was as follows:

                                    Arizona    Colorado  New Mexico
            -------------------------------------------------------
            Cost of investments $86,661,853 $39,565,552 $57,964,421
            -------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2006, were as follows:

                                                               Arizona    Colorado  New Mexico
----------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                            $ 2,802,057  $2,082,975  $2,305,212
  Depreciation                                             (1,234,248)    (47,448)   (134,313)
----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments $ 1,567,809  $2,035,527  $2,170,899
----------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2006, were as follows:

                                                Arizona Colorado New Mexico
     ----------------------------------------------------------------------
     Undistributed net tax-exempt income*      $188,419 $142,871    $75,439
     Undistributed net ordinary income**          6,343       --         --
     Undistributed net long-term capital gains  410,325       --         --
     ----------------------------------------------------------------------

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2006, paid on June 1, 2006.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended May 31, 2006 and May 31, 2005, was designated for purposes of the dividends paid deduction as follows:

2006                                                 Arizona   Colorado New Mexico
----------------------------------------------------------------------------------
Distributions from net tax-exempt income          $3,762,891 $1,674,626 $2,167,951
Distributions from net ordinary income**                  --         --         --
Distributions from net long-term capital gains***    125,274         --         --
----------------------------------------------------------------------------------

2005                                              Arizona   Colorado New Mexico
-------------------------------------------------------------------------------
Distributions from net tax-exempt income       $4,144,093 $1,654,161 $2,198,535
Distributions from net ordinary income**               --         --        801
Distributions from net long-term capital gains  1,471,435         --         --
-------------------------------------------------------------------------------

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
*** The Fund designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended May 31, 2006.

At May 31, 2006, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                       Colorado New Mexico
                      ------------------------------------
                      Expiration Year:
                        2008           $101,282   $162,170
                        2009            374,552    338,996
                        2010             97,920         --
                        2011            220,293    309,022
                        2012            204,953    161,534
                      ------------------------------------
                      Total            $999,000   $971,722
                      ------------------------------------


----
31

5. Management Fee and Other Transactions with Affiliates

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of May 31, 2006, the complex-level fee rate was .1886%.

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For managed assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended May 31, 2006, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                              Arizona Colorado New Mexico
       ------------------------------------------------------------------
       Sales charges collected (unaudited)    $65,882  $44,878   $145,438
       Paid to authorized dealers (unaudited)  56,456   38,986    125,373
       ------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.


----
32

During the fiscal year ended May 31, 2006, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                          Arizona Colorado New Mexico
          -----------------------------------------------------------
          Commission advances (unaudited) $24,551  $14,047    $34,493
          -----------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2006, the Distributor retained such 12b-1 fees as follows:

                                          Arizona Colorado New Mexico
          -----------------------------------------------------------
          12b-1 fees retained (unaudited) $44,646  $44,970    $45,976
          -----------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2006, as follows:

                                                     Arizona Colorado New Mexico
--------------------------------------------------------------------------------
CDSC retained (unaudited)                             $9,666   $6,132    $14,080
--------------------------------------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 3, 2006, to shareholders of record on June 9, 2006, as follows:

                                                     Arizona Colorado New Mexico
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dividend per share:
 Class A                                              $.0345   $.0350     $.0325
 Class B                                               .0275    .0285      .0260
 Class C                                               .0295    .0305      .0275
 Class R                                               .0360    .0370      .0340
--------------------------------------------------------------------------------


----
33

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations        Less Distributions
                          ---------------------------  -----------------------                    -------


ARIZONA




                                           Net
              Beginning         Net  Realized/             Net                  Ending             Ending
                    Net     Invest- Unrealized         Invest-                     Net                Net
Year Ended        Asset        ment       Gain            ment  Capital          Asset     Total   Assets
May 31,           Value   Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)    (000)
----------------------------------------------------------------------------------------------------------
Class A (10/86)
   2006          $10.87        $.43      $(.27) $ .16    $(.42)   $(.01) $(.43) $10.60      1.58% $62,420
   2005           10.73         .46        .30    .76     (.46)    (.16)  (.62)  10.87      7.28   69,432
   2004           11.35         .48       (.61)  (.13)    (.49)      --   (.49)  10.73     (1.19)  69,355
   2003           10.91         .51        .47    .98     (.52)    (.02)  (.54)  11.35      9.23   75,255
   2002           10.84         .53        .12    .65     (.53)    (.05)  (.58)  10.91      6.06   69,356
Class B (2/97)
   2006           10.85         .35       (.26)   .09     (.34)    (.01)  (.35)  10.59       .88    4,021
   2005           10.72         .38        .29    .67     (.38)    (.16)  (.54)  10.85      6.37    4,791
   2004           11.33         .40       (.61)  (.21)    (.40)      --   (.40)  10.72     (1.85)   6,162
   2003           10.89         .42        .48    .90     (.44)    (.02)  (.46)  11.33      8.43    6,745
   2002           10.83         .45        .11    .56     (.45)    (.05)  (.50)  10.89      5.20    5,962
Class C (2/94)
   2006           10.85         .37       (.27)   .10     (.36)    (.01)  (.37)  10.58      1.01    8,951
   2005           10.71         .40        .30    .70     (.40)    (.16)  (.56)  10.85      6.71    8,462
   2004           11.33         .42       (.61)  (.19)    (.43)      --   (.43)  10.71     (1.73)   7,481
   2003           10.90         .45        .46    .91     (.46)    (.02)  (.48)  11.33      8.56    9,289
   2002           10.83         .47        .12    .59     (.47)    (.05)  (.52)  10.90      5.50    7,454
Class R (2/97)
   2006           10.86         .45       (.27)   .18     (.44)    (.01)  (.45)  10.59      1.75   14,876
   2005           10.72         .48        .30    .78     (.48)    (.16)  (.64)  10.86      7.47   15,656
   2004           11.33         .50       (.60)  (.10)    (.51)      --   (.51)  10.72      (.93)  16,198
   2003           10.90         .53        .47   1.00     (.55)    (.02)  (.57)  11.33      9.38   19,351
   2002           10.83         .56        .12    .68     (.56)    (.05)  (.61)  10.90      6.30   17,742
----------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                Ratios/Supplemental Data
              -------------------------------------------------------------------
                Before Credit/         After          After Credit/
                Reimbursement     Reimbursement(c)   Reimbursement(d)
ARIZONA       -----------------  -----------------  -----------------
                          Ratio              Ratio              Ratio
                         of Net             of Net             of Net
                        Invest-            Invest-            Invest-
              Ratio of     ment  Ratio of     ment  Ratio of     ment
              Expenses   Income  Expenses   Income  Expenses   Income
                    to       to        to       to        to       to
               Average  Average   Average  Average   Average  Average  Portfolio
Year Ended         Net      Net       Net      Net       Net      Net   Turnover
May 31,         Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------
Class A (10/86)
   2006            .90%    3.98%      .90%    3.98%      .88%    4.01%        21%
   2005            .90     4.20       .90     4.20       .89     4.22         26
   2004            .94     4.34       .94     4.34       .93     4.35         10
   2003            .92     4.56       .92     4.56       .91     4.57         14
   2002            .92     4.85       .92     4.85       .91     4.86         16
Class B (2/97)
   2006           1.65     3.23      1.65     3.23      1.63     3.25         21
   2005           1.65     3.46      1.65     3.46      1.64     3.47         26
   2004           1.69     3.59      1.69     3.59      1.68     3.60         10
   2003           1.67     3.81      1.67     3.81      1.66     3.82         14
   2002           1.67     4.10      1.67     4.10      1.66     4.11         16
Class C (2/94)
   2006           1.45     3.44      1.45     3.44      1.43     3.46         21
   2005           1.45     3.65      1.45     3.65      1.44     3.66         26
   2004           1.49     3.80      1.49     3.80      1.48     3.80         10
   2003           1.47     4.01      1.47     4.01      1.46     4.02         14
   2002           1.46     4.30      1.46     4.30      1.46     4.31         16
Class R (2/97)
   2006            .70     4.19       .70     4.19       .68     4.21         21
   2005            .70     4.41       .70     4.41       .69     4.42         26
   2004            .74     4.55       .74     4.55       .73     4.55         10
   2003            .72     4.76       .72     4.76       .71     4.77         14
   2002            .72     5.05       .72     5.05       .71     5.06         16
---------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
34

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations       Less Distributions
                          ---------------------------  ----------------------                    -------


COLORADO




                                           Net
              Beginning         Net  Realized/             Net                 Ending             Ending
                    Net     Invest- Unrealized         Invest-                    Net                Net
Year Ended        Asset        ment       Gain            ment  Capital         Asset     Total   Assets
May 31,           Value   Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)    (000)
---------------------------------------------------------------------------------------------------------
Class A (5/87)
   2006          $10.56        $.42      $(.26) $ .16    $(.42)     $-- $(.42) $10.30      1.55% $31,512
   2005           10.03         .43        .51    .94     (.41)      --  (.41)  10.56      9.50   32,345
   2004           10.52         .45       (.49)  (.04)    (.45)      --  (.45)  10.03      (.34)  30,658
   2003           10.15         .48        .38    .86     (.49)      --  (.49)  10.52      8.70   32,732
   2002           10.02         .52        .13    .65     (.52)      --  (.52)  10.15      6.53   32,638
Class B (2/97)
   2006           10.56         .34       (.26)   .08     (.34)      --  (.34)  10.30       .79    4,225
   2005           10.04         .35        .50    .85     (.33)      --  (.33)  10.56      8.61    5,491
   2004           10.53         .37       (.48)  (.11)    (.38)      --  (.38)  10.04     (1.04)   5,867
   2003           10.16         .40        .39    .79     (.42)      --  (.42)  10.53      7.93    6,310
   2002           10.03         .44        .13    .57     (.44)      --  (.44)  10.16      5.78    6,014
Class C (2/97)
   2006           10.54         .36       (.25)   .11     (.37)      --  (.37)  10.28      1.03    5,184
   2005           10.02         .37        .51    .88     (.36)      --  (.36)  10.54      8.85    5,077
   2004           10.51         .39       (.48)  (.09)    (.40)      --  (.40)  10.02      (.87)   5,234
   2003           10.14         .42        .39    .81     (.44)      --  (.44)  10.51      8.14    6,801
   2002           10.01         .46        .13    .59     (.46)      --  (.46)  10.14      5.98    4,064
Class R (2/97)
   2006           10.55         .44       (.26)   .18     (.44)      --  (.44)  10.29      1.78      938
   2005           10.03         .45        .50    .95     (.43)      --  (.43)  10.55      9.65      809
   2004           10.52         .47       (.48)  (.01)    (.48)      --  (.48)  10.03      (.11)     647
   2003           10.16         .50        .38    .88     (.52)      --  (.52)  10.52      8.84      799
   2002           10.01         .54        .15    .69     (.54)      --  (.54)  10.16      6.98      819
---------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                Ratios/Supplemental Data
              -------------------------------------------------------------------
                Before Credit/         After          After Credit/
                Reimbursement     Reimbursement(c)   Reimbursement(d)
COLORADO      -----------------  -----------------  -----------------
                          Ratio              Ratio              Ratio
                         of Net             of Net             of Net
                        Invest-            Invest-            Invest-
              Ratio of     ment  Ratio of     ment  Ratio of     ment
              Expenses   Income  Expenses   Income  Expenses   Income
                    to       to        to       to        to       to
               Average  Average   Average  Average   Average  Average  Portfolio
Year Ended         Net      Net       Net      Net       Net      Net   Turnover
May 31,         Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------
Class A (5/87)
   2006            .94%    4.03%      .94%    4.03%      .92%    4.05%        28%
   2005            .93     4.10       .93     4.10       .91     4.12         29
   2004            .95     4.34       .95     4.34       .94     4.35         49
   2003            .95     4.66       .95     4.66       .93     4.68         12
   2002            .96     5.05       .96     5.05       .94     5.06         28
Class B (2/97)
   2006           1.69     3.28      1.69     3.28      1.67     3.30         28
   2005           1.68     3.35      1.68     3.35      1.66     3.37         29
   2004           1.70     3.59      1.70     3.59      1.69     3.60         49
   2003           1.70     3.92      1.70     3.92      1.68     3.93         12
   2002           1.70     4.29      1.70     4.29      1.69     4.31         28
Class C (2/97)
   2006           1.49     3.48      1.49     3.48      1.47     3.50         28
   2005           1.48     3.55      1.48     3.55      1.46     3.57         29
   2004           1.50     3.80      1.50     3.80      1.49     3.81         49
   2003           1.49     4.11      1.49     4.11      1.48     4.12         12
   2002           1.49     4.50      1.49     4.50      1.48     4.51         28
Class R (2/97)
   2006            .74     4.24       .74     4.24       .72     4.26         28
   2005            .73     4.30       .73     4.30       .71     4.31         29
   2004            .75     4.54       .75     4.54       .74     4.56         49
   2003            .75     4.87       .75     4.87       .74     4.88         12
   2002            .75     5.25       .75     5.25       .74     5.26         28
---------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
35

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations       Less Distributions
                          ---------------------------  ----------------------                    -------


NEW MEXICO




                                           Net
              Beginning         Net  Realized/             Net                 Ending             Ending
                    Net     Invest- Unrealized         Invest-                    Net                Net
Year Ended        Asset        ment       Gain            ment  Capital         Asset     Total   Assets
May 31,           Value   Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)    (000)
---------------------------------------------------------------------------------------------------------
Class A (9/92)
   2006          $10.57        $.41      $(.28) $ .13    $(.41)     $-- $(.41) $10.29      1.29% $45,044
   2005           10.07         .43        .50    .93     (.43)      --  (.43)  10.57      9.41   42,608
   2004           10.66         .45       (.58)  (.13)    (.46)      --  (.46)  10.07     (1.28)  41,789
   2003           10.27         .47        .40    .87     (.48)      --  (.48)  10.66      8.65   47,478
   2002           10.23         .49        .04    .53     (.49)      --  (.49)  10.27      5.22   45,882
Class B (2/97)
   2006           10.57         .33       (.27)   .06     (.34)      --  (.34)  10.29       .54    3,940
   2005           10.07         .35        .50    .85     (.35)      --  (.35)  10.57      8.59    5,007
   2004           10.66         .37       (.58)  (.21)    (.38)      --  (.38)  10.07     (2.02)   5,137
   2003           10.27         .39        .40    .79     (.40)      --  (.40)  10.66      7.84    5,919
   2002           10.23         .41        .04    .45     (.41)      --  (.41)  10.27      4.43    4,485
Class C (2/97)
   2006           10.58         .35       (.28)   .07     (.35)      --  (.35)  10.30       .71    7,517
   2005           10.07         .37        .51    .88     (.37)      --  (.37)  10.58      8.88    6,364
   2004           10.67         .40       (.60)  (.20)    (.40)      --  (.40)  10.07     (1.94)   5,243
   2003           10.27         .41        .41    .82     (.42)      --  (.42)  10.67      8.13    4,615
   2002           10.23         .43        .04    .47     (.43)      --  (.43)  10.27      4.61    3,295
Class R (2/97)
   2006           10.61         .43       (.28)   .15     (.43)      --  (.43)  10.33      1.46    1,015
   2005           10.11         .45        .50    .95     (.45)      --  (.45)  10.61      9.56      895
   2004           10.70         .47       (.59)  (.12)    (.47)      --  (.47)  10.11     (1.10)     836
   2003           10.30         .49        .41    .90     (.50)      --  (.50)  10.70      8.91      726
   2002           10.26         .51        .03    .54     (.50)      --  (.50)  10.30      5.39      547
---------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                Ratios/Supplemental Data
              -------------------------------------------------------------------
                Before Credit/         After          After Credit/
                Reimbursement     Reimbursement(c)   Reimbursement(d)
NEW MEXICO    -----------------  -----------------  -----------------
                          Ratio              Ratio              Ratio
                         of Net             of Net             of Net
                        Invest-            Invest-            Invest-
              Ratio of     ment  Ratio of     ment  Ratio of     ment
              Expenses   Income  Expenses   Income  Expenses   Income
                    to       to        to       to        to       to
               Average  Average   Average  Average   Average  Average  Portfolio
Year Ended         Net      Net       Net      Net       Net      Net   Turnover
May 31,         Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------
Class A (9/92)
   2006            .91%    3.86%      .91%    3.86%      .88%    3.89%        13%
   2005            .92     4.14       .92     4.14       .91     4.15         12
   2004            .93     4.36       .93     4.36       .92     4.36         20
   2003            .93     4.48       .93     4.48       .92     4.49          8
   2002            .95     4.76       .95     4.76       .94     4.77         22
Class B (2/97)
   2006           1.66     3.10      1.66     3.10      1.63     3.14         13
   2005           1.67     3.39      1.67     3.39      1.66     3.40         12
   2004           1.68     3.61      1.68     3.61      1.67     3.61         20
   2003           1.68     3.73      1.68     3.73      1.66     3.74          8
   2002           1.70     4.01      1.70     4.01      1.69     4.02         22
Class C (2/97)
   2006           1.46     3.31      1.46     3.31      1.42     3.34         13
   2005           1.47     3.58      1.47     3.58      1.46     3.60         12
   2004           1.48     3.81      1.48     3.81      1.47     3.82         20
   2003           1.47     3.93      1.47     3.93      1.46     3.95          8
   2002           1.50     4.20      1.50     4.20      1.48     4.21         22
Class R (2/97)
   2006            .71     4.06       .71     4.06       .67     4.09         13
   2005            .72     4.34       .72     4.34       .71     4.35         12
   2004            .73     4.56       .73     4.56       .72     4.57         20
   2003            .73     4.68       .73     4.68       .71     4.69          8
   2002            .75     4.96       .75     4.96       .74     4.97         22
---------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
36

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund (each a series of the Nuveen Multistate Trust I, hereafter referred to as the "Funds") at May 31,2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
July 20, 2006


----
37

            Annual Investment Management Agreement Approval Process

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "Fund Adviser").

The Approval Process
During the course of the year, the Board received a wide variety of materials relating the services provided by the Fund Adviser and the performance of the Fund. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

.. the nature, extent and quality of services provided by the Fund Adviser;

.. the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

.. the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and to customized benchmarks;

.. the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

.. the expenses of the Fund Adviser in providing the various services;

.. the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the respective Fund (as applicable);

.. the advisory fees the Fund Adviser assesses to other types of investment products or clients;

.. the soft dollar practices of the Fund Adviser, if any;

.. from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered the advisory contract with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services
In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below) and any initiatives and enhancements Nuveen has taken for its municipal fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of each Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. The Trustees further reviewed materials describing, among other things, the teams and personnel involved in the investment, research, risk-management and operational processes involved in managing municipal funds and their respective functions. Given the Trustees' experience with the Funds and Fund Adviser, the Trustees recognized the demonstrated history of care and depth of experience of the respective personnel in managing these Funds. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as additional refinements and improvements adopted to the portfolio management processes. With respect to the services provided to municipal funds, including the Funds, the Trustees noted that the Fund Adviser continues to make refinements to its portfolio management process including, among other things, the increased use of derivatives to enhance management of risk, additional analytical software for research staff and improved municipal pricing processes.


----
38

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. The Fund Adviser provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings).

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement were of a high level and were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers
The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and portfolio level performance against customized benchmarks, as described below. In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund still may not adequately reflect such Fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group (such as the Performance Peer Group of the Nuveen National Intermediate Duration Fund). With respect to state specific municipal funds, the Trustees recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The two open-end Nuveen state municipal funds that utilize the more general category are the Nuveen New Mexico Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund.

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2005. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2005 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability
 1. Fees and Expenses
 In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group did not adequately reflect the Fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage and insurance) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

 2. Comparisons with the Fees of Other Clients
 The Trustees further reviewed data comparing the advisory fees of the Fund Adviser with fees the Fund Adviser charges to other clients, including municipal managed accounts. In general, the fees charged for separate accounts are somewhat lower than the fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not


----
39
 limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for the Funds as the average account size for separate accounts are notably larger than the retail accounts of the Funds. Given the differences in the product structures, particularly the extensive services provided to the Funds, the Trustees believe such facts justify the different levels of fees.

 3. Profitability of Fund Advisers
 In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the advisor's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

 Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the respective Fund Adviser's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

 In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex-wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits
In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund, including any sales charges and distribution fees received and retained by the Fund's principal underwriter, Nuveen Investments, Inc., an affiliate of the Fund Adviser as well as any benefits derived from soft dollar arrangements. The Trustees recognized that an affiliate of the Fund Adviser provides distribution and shareholder services to the Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Trustees therefore considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. The Trustees noted that the Fund Adviser does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, the Fund Adviser may from time to time receive and have access to research generally provided to institutional clients.


----
40

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund, and that the renewal of the Investment Management Agreements should be approved.


----
41

                                     Notes

----
42

                                     Notes

----
43

                                     Notes

----
44

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds' website at www.nuveen.com.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Funds       Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994      Chairman (since 1996) and Director of Nuveen       166
3/28/49                     Board and                     Investments, Inc., Nuveen Investments, LLC,
333 W. Wacker Drive         Trustee                       Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(4); Director
                                                          (since 1996) of Institutional Capital
                                                          Corporation; Chairman and Director (since
                                                          1997) of Nuveen Asset Management; Chairman
                                                          and Director of Rittenhouse Asset
                                                          Management, Inc. (since 1999); Chairman of
                                                          Nuveen Investments Advisers Inc. (since
                                                          2002).

Trustees who are not interested persons of the Funds:


---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Lead                1997      Private Investor and Management Consultant.        166
8/22/40                     Independent
333 W. Wacker Drive         Trustee
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (since 1989) as Senior Vice                166
7/29/34                                                   President of The Northern Trust Company;
333 W. Wacker Drive                                       Director (since 2002) Community Advisory
Chicago, IL 60606                                         Board for Highland Park and Highwood, United
                                                          Way of the North Shore.


---------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999      President, The Hall-Perrine Foundation, a          166
10/22/48                                                  private philanthropic corporation (since
333 W. Wacker Drive                                       1996); Director and Vice Chairman, United
Chicago, IL 60606                                         Fire Group, a publicly held company; Adjunct
                                                          Faculty Member, University of Iowa;
                                                          Director, Gazette Companies; Life Trustee of
                                                          Coe College and Iowa College Foundation;
                                                          formerly, Director, Alliant Energy;
                                                          formerly, Director, Federal Reserve Bank of
                                                          Chicago; formerly, President and Chief
                                                          Operating Officer, SCI Financial Group,
                                                          Inc., a regional financial services firm.


---------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004      Dean, Tippie College of Business, University       166
3/6/48                                                    of Iowa (since June 2006); formerly, Dean
333 W. Wacker Drive                                       and Distinguished Professor of Finance,
Chicago, IL 60606                                         School of Business at the University of
                                                          Connecticut (2003-2006); previously, Senior
                                                          Vice President and Director of Research at
                                                          the Federal Reserve Bank of Chicago
                                                          (1995-2003); Director (since 1997), Credit
                                                          Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation;
                                                          Director, SS&C Technologies, Inc. (May
                                                          2005-October 2005).


---------------------------------------------------------------------------------------------------------------------
David J. Kundert            Trustee             2005      Retired (since 2004) as Chairman, JPMorgan         164
10/28/42                                                  Fleming Asset Management, President and CEO,
333 W. Wacker Drive                                       Banc One Investment Advisors Corporation,
Chicago, IL 60606                                         and President, One Group Mutual Funds; prior
                                                          thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One
                                                          Investment Management Group; Board of
                                                          Regents, Luther College; member of the
                                                          Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical
                                                          Gardens.

----
45

================================================================================

                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate            Held with       Elected or   Including other Directorships                  Overseen by
and Address          the Funds      Appointed (2) During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee            1997      Chairman of Miller-Valentine Partners Ltd.,        166
9/24/44                                           a real estate investment company; formerly,
333 W. Wacker Drive                               Senior Partner and Chief Operating Officer
Chicago, IL 60606                                 (retired 2004) of Miller-Valentine Group;
                                                  formerly, Vice President, Miller-Valentine
                                                  Realty; Board Member, Chair of the Finance
                                                  Committee and member of the Audit Committee
                                                  of Premier Health Partners, the
                                                  not-for-profit company of Miami Valley
                                                  Hospital; Vice President, Dayton
                                                  Philharmonic Orchestra Association; Board
                                                  Member, Regional Leaders Forum, which
                                                  promotes cooperation on economic development
                                                  issues; Director, Dayton Development
                                                  Coalition; formerly, Member, Community
                                                  Advisory Board, National City Bank, Dayton,
                                                  Ohio and Business Advisory Council,
                                                  Cleveland Federal Reserve Bank.


-------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee            1997      Executive Director, Gaylord and Dorothy            166
12/29/47                                          Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                               thereto, Executive Director, Great Lakes
Chicago, IL 60606                                 Protection Fund (from 1990 to 1994).


-------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee            2005      Senior Vice President for Business and             166
1/22/50                                           Finance, Northwestern University (since
333 W. Wacker Drive                               1997); Director (since 2003), Chicago Board
Chicago, IL 60606                                 Options Exchange; Director (since 2003),
                                                  National Mentor Holdings, a privately-held,
                                                  national provider of home and
                                                  community-based services; Chairman (since
                                                  1997), Board of Directors, Rubicon, a pure
                                                  captive insurance company owned by
                                                  Northwestern University; Director (since
                                                  1997), Evanston Chamber of Commerce and
                                                  Evanston Inventure, a business development
                                                  organization.
                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First                                                 Fund Complex
Birthdate            Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed (3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief              1988      Managing Director (since 2002), Assistant          166
9/9/56               Administrative               Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                      formerly, Vice President and Assistant
Chicago, IL 60606                                 General Counsel, of Nuveen Investments, LLC;
                                                  Managing Director (2002-2004), General
                                                  Counsel (1998-2004) and Assistant Secretary,
                                                  formerly, Vice President of Nuveen Advisory
                                                  Corp. and Nuveen Institutional Advisory
                                                  Corp.(4); Managing Director (since 2002) and
                                                  Assistant Secretary and Associate General
                                                  Counsel, formerly, Vice President (since
                                                  1997), of Nuveen Asset Management; Managing
                                                  Director (since 2004) and Assistant
                                                  Secretary (since 1994) of Nuveen
                                                  Investments, Inc.; Assistant Secretary of
                                                  NWQ Investment Management Company, LLC.
                                                  (since 2002); Vice President and Assistant
                                                  Secretary of Nuveen Investments Advisers
                                                  Inc. (since 2002); Managing Director,
                                                  Associate General Counsel and Assistant
                                                  Secretary of Rittenhouse Asset Management,
                                                  Inc. and Symphony Asset Management LLC
                                                  (since 2003); Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President     2004      Managing Director (since 2005), formerly           166
9/22/63                                           Vice President (since 2002); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 2000) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Chartered Financial
                                                  Analyst.


-------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President     2000      Vice President (since 2002), formerly,             166
2/3/66               and Assistant                Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                    Nuveen Investments, LLC.
Chicago, IL 60606

----
46

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                 Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate             Held with       Elected or   Including other Directorships                  Overseen by
and Address           the Funds      Appointed (3) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999      Vice President and Treasurer of Nuveen             166
11/28/67              and Treasurer                Investments, LLC and of Nuveen Investments,
333 W. Wacker Drive                                Inc. (since 1999); Vice President and
Chicago, IL 60606                                  Treasurer of Nuveen Asset Management (since
                                                   2002) and of Nuveen Investments Advisers
                                                   Inc. (since 2002); Assistant Treasurer of
                                                   NWQ Investment Management Company, LLC.
                                                   (since 2002); Vice President and Treasurer
                                                   of Nuveen Rittenhouse Asset Management, Inc.
                                                   and Symphony Asset Management LLC (since
                                                   2003); formerly, Vice President and
                                                   Treasurer (1999-2004) of Nuveen Advisory
                                                   Corp. and Nuveen Institutional Advisory
                                                   Corp.(4); Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
John N. Desmond       Vice President     2005      Vice President, Director of Investment             166
8/24/61                                            Operations, Nuveen Investments, LLC (since
333 W. Wacker Drive                                2005); formerly, Director, Business Manager,
Chicago, IL 60606                                  Deutsche Asset Management (2003-2004),
                                                   Director, Business Development and
                                                   Transformation, Deutsche Trust Bank Japan
                                                   (2002-2003); previously, Senior Vice
                                                   President, Head of Investment Operations and
                                                   Systems, Scudder Investments Japan,
                                                   (2000-2002), Senior Vice President, Head of
                                                   Plan Administration and Participant
                                                   Services, Scudder Investments (1995-2002).


--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     1998      Vice President (since 2002), Assistant             166
9/24/64               and Secretary                Secretary and Assistant General Counsel
333 W. Wacker Drive                                (since 1998) formerly, Assistant Vice
Chicago, IL 60606                                  President (since 1998) of Nuveen
                                                   Investments, LLC; Vice President (2002-2004)
                                                   and Assistant Secretary (1998-2004)
                                                   formerly, Assistant Vice President of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Vice President and
                                                   Assistant Secretary (since 2005) of Nuveen
                                                   Asset Management.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998      Managing Director (since 2004), formerly,          166
10/24/45                                           Vice President of Nuveen Investments, LLC,
333 W. Wacker Drive                                Managing Director (2004) formerly, Vice
Chicago, IL 60606                                  President (1998-2004) of Nuveen Advisory
                                                   Corp. and Nuveen Institutional Advisory
                                                   Corp.(4); Managing Director (since 2005) of
                                                   Nuveen Asset Management.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995      Managing Director (since 2002), formerly,          166
3/2/64                                             Vice President of Nuveen Investments;
333 W. Wacker Drive                                Managing Director (1997-2004) of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Managing Director (since
                                                   2001) of Nuveen Asset Management ; Vice
                                                   President (since 2002) of Nuveen Investments
                                                   Advisers Inc.; Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998      Vice President (since 1993) and Funds              166
5/31/54               and Controller               Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC; formerly, Vice President
Chicago, IL 60606                                  and Funds Controller (1998-2004) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.


--------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President     2004      Vice President and Deputy Director of              166
4/13/56               and Chief                    Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                   Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                      Advisers Inc., Nuveen Asset Management and
                                                   Rittenhouse Asset Management, Inc.;
                                                   previously, Vice President and Deputy
                                                   Director of Compliance (2004) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); formerly, Senior Attorney
                                                   (1994-2004), The Northern Trust Company.


--------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000      Vice President (since 2000) of Nuveen              166
3/22/63                                            Investments, LLC; Certified Public
333 W. Wacker Drive                                Accountant.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002      Vice President of Nuveen Investments, LLC          166
8/27/61                                            (since 1999).
333 W. Wacker Drive
Chicago, IL 60606

----
47

================================================================================

                                                                                                 Number of
                                                                                               Portfolios in
Name,               Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate           Held with       Elected or   Including other Directorships                  Overseen by
and Address         the Funds      Appointed (3) During Past 5 Years                              Trustee
------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988      Vice President, Assistant Secretary and            166
7/27/51             and Assistant                Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                    Investments, LLC; formerly, Vice President
Chicago, IL 60606                                and Assistant Secretary of Nuveen Advisory
                                                 Corp. and Nuveen Institutional Advisory
                                                 Corp.(4); Vice President (since 2005) and
                                                 Assistant Secretary of Nuveen Investments,
                                                 Inc.; Vice President (since 2005) and
                                                 Assistant Secretary (since 1997) of Nuveen
                                                 Asset Management; Vice President (since
                                                 2000), Assistant Secretary and Assistant
                                                 General Counsel (since 1998) of Rittenhouse
                                                 Asset Management, Inc.; Vice President and
                                                 Assistant Secretary of Nuveen Investments
                                                 Advisers Inc. (since 2002); Assistant
                                                 Secretary of NWQ Investment Management
                                                 Company, LLC (since 2002) and Symphony Asset
                                                 Management LLC (since 2003).




(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
48

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager            Legal Counsel                     Transfer Agent and
Nuveen Asset Management Chapman and Cutler LLP            Shareholder Services
333 West Wacker Drive   Chicago, IL                       Boston Financial
Chicago, IL 60606                                         Data Services, Inc.
                        Independent Registered            Nuveen Investor Services
                        Public Accounting Firm            P.O. Box 8530
                        PricewaterhouseCoopers LLP        Boston, MA 02266-8530
                        Chicago, IL                       (800) 257-8787

                        Custodian
                        State Street Bank & Trust Company
                        Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
49

                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $145 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds NWQ, specializing in global value equities; Rittenhouse, focused on "blue-chip" growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-MS2-0506D

                        NUVEEN INVESTMENTS MUTUAL FUNDS

                        Annual Report  Dependable, tax-free income
                   dated May 31, 2006  because it's not what you earn, it's what you keep.(R)

                                    [GRAPHIC]



                           Nuveen Investments
                           Municipal Bond Funds

                           Nuveen Florida Municipal Bond Fund

[LOGO] Nuveen Investments

                                    [GRAPHIC]



NOW YOU CAN RECEIVE YOUR
NUVEEN INVESTMENTS FUND REPORTS FASTER.

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www.investordelivery.com
if you get your Nuveen Investments Fund dividends and statements from your
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(Be sure to have the address sheet that accompanied this report handy. You'll
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                                      OR
www.nuveen.com/accountaccess
if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.
[LOGO]

                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

   ".....a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification - a potential way to reduce some of the risk that comes with investing."
Dear Shareholder:

I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend Information and Fund Spotlight sections of this report.

As I've noted in past letters, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification - a potential way to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. Your financial advisor can explain these advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the internet. Sign up is quick and easy
- just follow the step-by-step instructions.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 17, 2006



                             Annual Report  Page 1

  Portfolio Manager's Comments

  Portfolio manager Cathryn Steeves examines economic and market conditions, key investment strategies, and the performance of the Nuveen Florida Municipal Bond Fund. Cathryn, who has 10 years of investment experience, has managed the Fund since January 2005.

--------------------------------------------------------------------------------

What factors had the greatest influence on the U.S. economy and municipal market during the 12-month period ended May 31, 2006?

The U.S. economy continued to grow steadily throughout this 12-month period, despite the damage caused by hurricanes Katrina and Rita, and the effects of rising oil prices. The economy expanded by 3.3 percent during the second quarter of 2005, 4.1 percent during the third quarter, 1.7 percent during the fourth quarter, and a robust 5.3 percent during the first quarter of 2006.

Rising energy costs led to increased concerns about inflation, even though the core inflation rate -which excludes volatile energy and food prices -showed only modest growth. Nevertheless, the Federal Reserve Board continued to raise short-term interest rates throughout the period, bringing the benchmark federal funds rate to 5 percent in May 2006, up from 3 percent a year earlier. (On June 29, 2006, after the close of the reporting period, the fed fund rate was raised to 5.25 percent.)

Interestingly, long-term bonds, which are generally the most interest-rate-sensitive, saw their yields go up less than those of shorter-term bonds during the reporting period. This situation led to a flattening yield curve in both the taxable and tax-exempt fixed-income markets, as shorter-term interest rates approached the levels of longer-term rates.

Municipal bonds generally outperformed their taxable counterparts during the year, primarily because strong demand was coupled with reduced issuance as the period progressed. Although 2005 was a record year for municipal bond new issue supply, the situation changed dramatically in early 2006. For the first five months of this calendar year, issuance totaled about $134 billion nationwide, a 19 percent decline compared to the same period in 2005. For the full 12-month reporting period, new municipal supply was approximately $404 billion, 6 percent greater than the previous 12 months.

Lower-rated municipal securities continued to perform well. State and local governments benefited from generally strong economies, which boosted their fiscal strength and helped make many issuers more creditworthy. As the prices of lower-rated securities rose, their yield advantage over higher-rated securities generally shrank, meaning that investors were being offered lower levels of incremental income in exchange for taking on additional credit risk.

How did the Fund perform during the 12 months ended May 31, 2006?

The nearby table provides total return performance information for the Fund for the one-year, five-year and ten-year periods ended May 31, 2006. The Fund's Class A shares on NAV modestly underperformed the national Lehman Brothers Municipal Bond Index, as well as with the Lipper Florida Municipal Debt Funds category average over the one-year period. The factors determining the performance of the Fund are discussed later in the report.

Although we believe that comparing the performance of a state Fund with that of an unmanaged, national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of a state Fund with a national average is imperfect since most of the national index's results come from out-of-state bonds.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns as of 5/31/06
--------------------------------------------------------------------------------

                                               1-Year 5-Year 10-Year
                                               ---------------------
           Nuveen Florida Municipal Bond Fund
           A Shares at NAV                      1.79%  4.43%   4.89%
           A Shares at Offer                   -2.47%  3.54%   4.44%
           Lipper Florida Municipal Debt Funds
             Category Average/1/                1.92%  4.48%   5.01%
           Lehman Brothers Municipal Bond
             Index/2/                           1.89%  5.27%   5.95%
           ---------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2 percent maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.


What type of economic environment did Florida experience during the period?

Florida's relatively diversified economy continued to perform well during this 12-month period, but it remained heavily dependent on the health of its tourism industry. The state's May 2006 unemployment rate was 3.2 percent, well below the national average of 4.6 percent. Florida's housing market continued to appreciate rapidly, despite warnings of a slowdown. Revenue collections, supported by sales taxes, remained strong. At period end, the state's general obligation (GO) debt carried a credit rating of AAA - the highest available - from Standard & Poor's, while Moody's rated the state's GO debt Aa1. Florida was an active issuer of municipal bonds during the 12-month period, with new bond supply up 42 percent on a year-over-year basis, compared to a national increase of 6 percent.

What strategies were used to manage the Fund during the period? How did these strategies influence performance?

Overall, yield curve positioning provided a generally positive impact on the Fund's performance, as a slight relative overweight in long-maturity bonds and a slight relative underweight in shorter bonds added to results. The Fund's performance also was helped when a number of our holdings were pre-refunded, particularly in the health care sector. On the negative side, some of our shorter-duration BBB- rated holdings failed to perform as well as their longer-duration counterparts over this period, which hurt the Fund's overall return. Duration is a measure of price sensitivity as interest rates change, with a higher duration indicating greater price sensitivity.

During the period, we maintained our disciplined approach to duration management. As part of Nuveen's overall efforts to reduce volatility and provide shareholders with consistent returns over time, we sought to keep the Fund's duration within a target range. Accordingly, we sold some of the portfolio's shorter maturity bonds and, when possible, buy securities with maturities as long as 25 years to maintain the Fund's duration at our targeted level. However, much of our new purchase activity was focused on intermediate bonds with premium coupons (coupon rates higher than the prevailing interest rates for the same maturity), since this is where we believed the market offered shareholders the best risk/reward tradeoffs.

Lower-rated, longer duration bonds continued to perform very well during the period, and the Fund benefited greatly from its lower-rated holdings. Throughout the period, we tried to identify suitable lower-rated opportunities to add to the portfolio for the additional income they provided.


--------------------------------------------------------------------------------

1The Lipper peer group returns represent the average annualized total return of the 52, 50 and 42 funds in the Lipper Florida Municipal Debt Funds Category for the respective one-, five-, and ten-year periods ended May 31, 2006. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report  Page 3

One management theme that became more prevalent as the period progressed was to make use of bond swaps. We sold selected portfolio holdings with relatively lower yields that had been issued in the low-interest-rate environment of the past several years. In their place, we bought newer bonds with similar durations but offering better yields. As a result, we were able to improve the Fund's income stream while keeping its risk profile relatively consistent. One example of our use of this strategy involved selling Miami-Dade County Jackson Health System bonds and replacing them with Indian River County School Board bonds.

Dividend Information

The Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

During the period, the Nuveen Florida Municipal Bond Fund maintained a stable monthly tax-free dividend.

As of May 31, 2006, the Nuveen Florida Municipal Bond Fund had a negative UNII balance for financial statement purposes and a positive UNII balance for tax purposes.


--------------------------------------------------------------------------------


     Nuveen Florida Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

           Nuveen Florida     Nuveen Florida         Lehman
             Muncipal            Muncipal           Brothers
            Bond Fund           Bond Fund           Muncipal
              (NAV)              (Offer)           Bond Index
           --------------     --------------     ---------------
 5/31/96      10,000              9,580               10,000
 6/30/96      10,083              9,660               10,109
 7/31/96      10,168              9,741               10,201
 8/31/96      10,146              9,720               10,199
 9/30/96      10,309              9,876               10,342
10/31/96      10,433              9,995               10,459
11/30/96      10,616             10,170               10,650
12/31/96      10,564             10,120               10,695
 1/31/97      10,563             10,119               10,715
 2/28/97      10,648             10,201               10,814
 3/31/97      10,514             10,073               10,670
 4/30/97      10,611             10,165               10,759
 5/31/97      10,759             10,307               10,921
 6/30/97      10,855             10,399               11,038
 7/31/97      11,157             10,689               11,343
 8/31/97      11,051             10,587               11,237
 9/30/97      11,171             10,701               11,371
10/31/97      11,249             10,776               11,443
11/30/97      11,307             10,832               11,511
12/31/97      11,460             10,979               11,679
 1/31/98      11,561             11,075               11,799
 2/28/98      11,556             11,071               11,803
 3/31/98      11,584             11,097               11,813
 4/30/98      11,527             11,043               11,760
 5/31/98      11,693             11,202               11,946
 6/30/98      11,742             11,249               11,993
 7/31/98      11,781             11,286               12,023
 8/31/98      11,927             11,426               12,209
 9/30/98      12,041             11,536               12,361
10/31/98      12,026             11,521               12,361
11/30/98      12,087             11,579               12,405
12/31/98      12,094             11,586               12,436
 1/31/99      12,211             11,698               12,584
 2/28/99      12,173             11,661               12,528
 3/31/99      12,179             11,667               12,546
 4/30/99      12,207             11,694               12,577
 5/31/99      12,135             11,625               12,504
 6/30/99      11,983             11,480               12,324
 7/31/99      12,001             11,497               12,369
 8/31/99      11,871             11,373               12,270
 9/30/99      11,820             11,324               12,275
10/31/99      11,701             11,210               12,142
11/30/99      11,765             11,271               12,271
12/31/99      11,689             11,198               12,179
 1/31/00      11,614             11,126               12,126
 2/29/00      11,761             11,267               12,267
 3/31/00      12,002             11,498               12,536
 4/30/00      11,949             11,448               12,462
 5/31/00      11,873             11,374               12,397
 6/30/00      12,117             11,609               12,725
 7/31/00      12,280             11,764               12,902
 8/31/00      12,442             11,920               13,101
 9/30/00      12,389             11,868               13,033
10/31/00      12,480             11,956               13,175
11/30/00      12,535             12,009               13,275
12/31/00      12,787             12,250               13,603
 1/31/01      12,818             12,280               13,738
 2/28/01      12,911             12,369               13,782
 3/31/01      12,992             12,447               13,906
 4/30/01      12,800             12,262               13,755
 5/31/01      12,982             12,437               13,904
 6/30/01      13,103             12,553               13,997
 7/31/01      13,287             12,729               14,204
 8/31/01      13,497             12,930               14,439
 9/30/01      13,365             12,804               14,390
10/31/01      13,449             12,884               14,561
11/30/01      13,316             12,757               14,439
12/31/01      13,233             12,678               14,301
 1/31/02      13,384             12,822               14,549
 2/28/02      13,496             12,929               14,725
 3/31/02      13,360             12,799               14,436
 4/30/02      13,538             12,970               14,718
 5/31/02      13,611             13,039               14,807
 6/30/02      13,750             13,172               14,964
 7/31/02      13,823             13,242               15,156
 8/31/02      13,936             13,351               15,338
 9/30/02      14,144             13,550               15,674
10/31/02      13,841             13,260               15,414
11/30/02      13,833             13,252               15,351
12/31/02      14,139             13,545               15,674
 1/31/03      14,075             13,484               15,635
 2/28/03      14,245             13,647               15,853
 3/31/03      14,208             13,611               15,863
 4/30/03      14,352             13,749               15,968
 5/31/03      14,645             14,030               16,341
 6/30/03      14,534             13,924               16,272
 7/31/03      14,057             13,466               15,702
 8/31/03      14,171             13,575               15,820
 9/30/03      14,526             13,915               16,285
10/31/03      14,455             13,848               16,203
11/30/03      14,628             14,013               16,372
12/31/03      14,729             14,110               16,507
 1/31/04      14,801             14,180               16,602
 2/29/04      15,033             14,402               16,852
 3/31/04      14,990             14,361               16,793
 4/30/04      14,685             14,068               16,395
 5/31/04      14,628             14,013               16,336
 6/30/04      14,717             14,099               16,395
 7/31/04      14,910             14,283               16,611
 8/31/04      15,159             14,522               16,944
 9/30/04      15,245             14,605               17,034
10/31/04      15,361             14,716               17,181
11/30/04      15,223             14,583               17,039
12/31/04      15,430             14,782               17,247
 1/31/05      15,622             14,966               17,408
 2/28/05      15,554             14,900               17,350
 3/31/05      15,425             14,777               17,241
 4/30/05      15,691             15,032               17,513
 5/31/05      15,837             15,172               17,637
 6/30/05      15,921             15,253               17,746
 7/31/05      15,837             15,172               17,667
 8/31/05      15,998             15,327               17,845
 9/30/05      15,867             15,201               17,725
10/31/05      15,766             15,104               17,617
11/30/05      15,851             15,185               17,702
12/31/05      16,000             15,328               17,854
 1/31/06      16,040             15,366               17,902
 2/28/06      16,159             15,480               18,022
 3/31/06      16,041             15,367               17,898
 4/30/06      16,033             15,359               17,893
 5/31/06      16,121             15,444               17,973


================================================================================

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund's returns include reinvestment of all dividends and distributions, and the Fund's returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 4

  Fund Spotlight as of 5/31/06                Nuveen Florida Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.08   $10.07   $10.06   $10.07
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0350  $0.0285  $0.0305  $0.0365
         --------------------------------------------------------------
         Inception Date              6/15/90  2/03/97  9/14/95  2/03/97
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           1.79% -2.47%
                 ---------------------------------------------
                 5-Year                           4.43%  3.54%
                 ---------------------------------------------
                 10-Year                          4.89%  4.44%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           1.01% -2.90%
                 ---------------------------------------------
                 5-Year                           3.64%  3.47%
                 ---------------------------------------------
                 10-Year                          4.27%  4.27%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.25%
                 ---------------------------------------------
                 5-Year                           3.84%
                 ---------------------------------------------
                 10-Year                          4.31%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.97%
                 ---------------------------------------------
                 5-Year                           4.64%
                 ---------------------------------------------
                 10-Year                          5.08%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                4.17%  3.99%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.71%  3.56%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    5.15%  4.94%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.40%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.97%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.13%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.64%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.17%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.40%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.35%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.91%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.43%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.69%       -3.51%
                            ------------------------------------------
                            5-Year            4.12%        3.22%
                            ------------------------------------------
                            10-Year           4.75%        4.29%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.07%       -3.94%
                            ------------------------------------------
                            5-Year            3.35%        3.18%
                            ------------------------------------------
                            10-Year           4.13%        4.13%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.16%
                            ------------------------------------------
                            5-Year            3.56%
                            ------------------------------------------
                            10-Year           4.18%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.97%
                            ------------------------------------------
                            5-Year            4.35%
                            ------------------------------------------
                            10-Year           4.95%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $300,788
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.61
           ---------------------------------------------------------
           Average Duration                                     5.17
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2006.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

                             Annual Report  Page 5

  Fund Spotlight as of 5/31/06                Nuveen Florida Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed      60.8%
AA                       16.5%
A                        11.6%
BBB                       7.3%
N/R                       3.8%


Industries/1/

                    Tax Obligation/Limited            23.7%
                    ---------------------------------------
                    Transportation                    14.1%
                    ---------------------------------------
                    Health Care                       13.8%
                    ---------------------------------------
                    Utilities                         10.4%
                    ---------------------------------------
                    U.S. Guaranteed                    9.5%
                    ---------------------------------------
                    Long-Term Care                     6.3%
                    ---------------------------------------
                    Tax Obligation/General             6.0%
                    ---------------------------------------
                    Education and Civic Organizations  5.1%
                    ---------------------------------------
                    Other                             11.1%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/06)     $1,016.90 $1,013.00 $1,014.20 $1,017.80 $1,020.79 $1,017.05 $1,018.05 $1,021.79
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.17 $    7.93 $    6.93 $    3.17 $    4.18 $    7.95 $    6.94 $    3.18
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .83%, 1.58%, 1.38% and .63% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                             Annual Report  Page 6

Portfolio of Investments
NUVEEN FLORIDA MUNICIPAL BOND FUND
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)         Value
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations  - 5.0%

   $   1,785 FSU Financial Assistance Inc., Florida, Subordinate Lien     10/13 at 100.00         AAA $   1,869,181
              General Revenue Bonds, Educational and Athletic Facilities
              Improvements, Series 2003A, 5.000%, 10/01/19 - AMBAC
              Insured

             Miami-Dade County Educational Facilities Authority,
             Florida, Revenue Bonds, University of Miami, Series 2004A:
       3,550  5.000%, 4/01/21 - AMBAC Insured                              4/14 at 100.00         AAA     3,702,792
       1,000  5.000%, 4/01/25 - AMBAC Insured                              4/14 at 100.00         AAA     1,037,660

       2,515 University of Central Florida, Certificates of               10/14 at 100.00         AAA     2,629,307
              Participation, Athletic Association, Series 2004A, 5.125%,
              10/01/23 - FGIC Insured

       4,750 Volusia County Educational Facilities Authority, Florida,    10/15 at 100.00          AA     4,874,878
              Revenue Bonds, Embry-Riddle Aeronautical University,
              Series 2005, 5.000%, 10/15/25 - RAAI Insured

       1,000 Volusia County Educational Facilities Authority, Florida,     6/15 at 100.00         Aaa     1,061,520
              Revenue Bonds, Stetson University Inc., Series 2005,
              5.000%, 6/01/16 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
      14,600 Total Education and Civic Organizations                                                     15,175,338
--------------------------------------------------------------------------------------------------------------------
             Health Care - 13.6%

       1,000 Brevard County Health Facilities Authority, Florida,          4/16 at 100.00           A     1,013,980
              Revenue Bonds, Health First Inc. Project, Series 2005,
              5.000%, 4/01/34

       1,000 Highlands County Health Facilities Authority, Florida,       11/15 at 100.00          A+     1,002,590
              Hospital Revenue Bonds, Adventist Health System, Series
              2005C, 5.000%, 11/15/31

             Hillsborough County Industrial Development Authority,
             Florida, Hospital Revenue Bonds, Tampa General Hospital,
             Series 2003B:
       1,000  5.250%, 10/01/28                                            10/13 at 100.00          A3     1,030,900
       2,580  5.250%, 10/01/34                                            10/13 at 100.00          A3     2,653,143

       3,335 Jacksonville Economic Development Commission, Florida,        5/16 at 100.00          AA     3,416,407
              Health Care Facilities Revenue Bonds, Mayo Clinic, Series
              2006, 5.000%, 11/15/36

       8,500 Jacksonville Economic Development Commission, Florida,       11/11 at 101.00          AA     9,015,525
              Healthcare Facilities Revenue Bonds, Mayo Clinic, Series
              2001A, 5.500%, 11/15/36

       1,750 Lakeland, Florida, Hospital System Revenue Refunding Bonds,  11/06 at 102.00         AAA     1,794,572
              Lakeland Regional Medical Center, Series 1996A, 5.250%,
              11/15/25 - MBIA Insured

       1,635 Leesburg, Florida, Hospital Revenue Refunding Bonds,          7/13 at 100.00        BBB+     1,656,827
              Leesburg Regional Medical Center Project, Series 2003,
              5.000%, 7/01/17

         455 North Broward Hospital District, Florida, Revenue and         1/11 at 101.00          A-       480,343
              Improvement Bonds, Series 2001, 6.000%, 1/15/31

       3,250 Orange County Health Facilities Authority, Florida,          11/12 at 100.00          A+     3,559,010
              Hospital Revenue Bonds, Adventist Health System/ Sunbelt
              Obligated Group, Series 2002, 6.250%, 11/15/24

             Orange County Health Facilities Authority, Florida, Revenue
             Bonds, Nemours Foundation, Series 2005:
       1,305  5.000%, 1/01/21                                              1/15 at 100.00         AAA     1,363,751
       1,210  5.000%, 1/01/22                                              1/15 at 100.00         AAA     1,263,591

       5,000 Palm Beach County Health Facilities Authority, Florida,      12/11 at 101.00           A     5,173,000
              Hospital Revenue Refunding Bonds, BRCH Corporation
              Obligated Group, Series 2001, 5.625%, 12/01/31

       5,000 South Broward Hospital District, Florida, Hospital Revenue    5/12 at 101.00         AA-     5,292,900
              Bonds, Series 2002, 5.625%, 5/01/32

       2,040 Tallahassee, Florida, Health Facilities Revenue Bonds,       12/10 at 100.00        Baa2     2,167,378
              Tallahassee Memorial Healthcare Inc., Series 2000, 6.375%,
              12/01/30
--------------------------------------------------------------------------------------------------------------------
      39,060 Total Health Care                                                                           40,883,917
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.1%

         250 Broward County Housing Finance Authority, Florida,            8/06 at 102.00         AAA       255,615
              Multifamily Housing Revenue Refunding Bonds, Boardwalk
              Apartments, Series 1996, 6.200%, 8/01/16

       3,500 Florida Housing Finance Agency, FNMA Collateralized Housing  10/06 at 102.00         AAA     3,581,025
              Revenue Bonds, Villas of Capri, Series 1996H, 6.100%,
              4/01/17 (Alternative Minimum Tax)

          50 Florida Housing Finance Agency, General Mortgage Revenue      6/06 at 100.00          AA        51,041
              Refunding Bonds, Series 1992A, 6.400%, 6/01/24

----
7

Portfolio of Investments
NUVEEN FLORIDA MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)         Value
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

   $   1,355 Florida Housing Finance Agency, GNMA Collateralized           6/06 at 100.00         AAA $   1,397,371
              Multifamily Housing Revenue Bonds, Driftwood Terrace
              Apartments, Series 1989I, 7.650%, 12/20/31 (Alternative
              Minimum Tax)

       1,115 Florida Housing Finance Agency, Housing Revenue Bonds,        8/06 at 101.00         AAA     1,127,198
              Brittany of Rosemont Apartments Phase II, Series 1995C-1,
              6.875%, 8/01/26 - AMBAC Insured (Alternative Minimum Tax)

       1,000 Florida Housing Finance Agency, Housing Revenue Bonds,        9/06 at 102.00         AAA     1,022,320
              Leigh Meadows Apartments, Series 1996N, 6.300%,
              9/01/36 - AMBAC Insured (Alternative Minimum Tax)

       1,000 Florida Housing Finance Agency, Housing Revenue Bonds,        9/06 at 102.00         AAA     1,022,370
              Stoddert Arms Apartments, Series 1996O, 6.300%,
              9/01/36 - AMBAC Insured (Alternative Minimum Tax)

             Florida Housing Finance Agency, Housing Revenue Refunding
             Bonds, Vineyards Project, Series 1995H:
       1,260  6.400%, 11/01/15                                            11/06 at 101.00         BBB     1,287,884
       1,660  6.500%, 11/01/25                                            11/06 at 101.00         BBB     1,696,719

         740 Palm Beach County Housing Finance Authority, Florida,         6/08 at 102.00         N/R       748,547
              Multifamily Housing Revenue Bonds, Affordable Housing
              Guarantee Program, Windsor Park Apartments, Series 1998A,
              5.900%, 6/01/38 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
      11,930 Total Housing/Multifamily                                                                   12,190,090
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.6%

         270 Clay County Housing Finance Authority, Florida,               9/06 at 101.00         Aaa       275,740
              Multi-County Single Family Mortgage Revenue Bonds, Series
              1995, 6.550%, 3/01/28 (Alternative Minimum Tax)

         150 Leon County Housing Finance Authority, Florida, Single          No Opt. Call          AA       150,767
              Family Mortgage Revenue Bonds, Multi-County Program,
              Series 1995B, 7.300%, 1/01/28 (Alternative Minimum Tax)

       1,660 Orange County Housing Finance Authority, Florida, Homeowner    9/08 at 27.73         Aaa       399,147
              Revenue Bonds, Series 1999A-2, 0.000%, 3/01/31

         645 Orange County Housing Finance Authority, Florida, Homeowner   3/11 at 101.00         Aaa       651,953
              Revenue Bonds, Series 2002A, 5.550%, 9/01/33 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
       2,725 Total Housing/Single Family                                                                  1,477,607
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 6.2%

      10,000 Atlantic Beach, Florida, Healthcare Facilities Revenue       10/09 at 101.00           A    10,462,100
              Refunding Bonds, Fleet Landing Project, Series 1999,
              6.000%, 10/01/29 - ACA Insured

       4,500 Palm Beach County Health Facilities Authority, Florida,      11/06 at 102.00        BBB+     4,602,600
              Retirement Community Revenue Bonds, Adult Communities
              Total Services Inc. Obligated Group, Series 1996, 5.625%,
              11/15/20

         766 Sarasota County Health Facility Authority, Florida, Health   11/06 at 102.00         N/R       777,942
              Facilities Revenue Bonds, Sunnyside Properties, Series
              1995, 6.000%, 5/15/10

             St. John's County Industrial Development Authority,
             Florida, First Mortgage Revenue Bonds, Presbyterian
             Retirement Communities, Series 2004A:
       1,130  5.850%, 8/01/24                                              8/14 at 101.00         N/R     1,200,625
       1,565  5.625%, 8/01/34                                              8/14 at 101.00         N/R     1,599,837
-------------------------------------------------------------------------------------------------------------------
      17,961 Total Long-Term Care                                                                        18,643,104
-------------------------------------------------------------------------------------------------------------------
             Materials - 3.6%

       4,350 Escambia County, Florida, Pollution Control Revenue Bonds,    9/06 at 102.00        Baa3     4,469,059
              Champion International Corporation, Series 1996, 6.400%,
              9/01/30 (Alternative Minimum Tax)

       4,600 Hillsborough County Industrial Development Authority,         4/10 at 101.00         N/R     5,073,386
              Florida, Exempt Facilities Remarketed Revenue Bonds,
              National Gypsum Company, Apollo Beach Project, Series
              2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)

       1,390 Nassau County, Florida, Pollution Control Revenue Refunding   7/06 at 100.00        BBB-     1,390,195
              Bonds, ITT Rayonier Inc., Series 1993, 6.200%, 7/01/15
-------------------------------------------------------------------------------------------------------------------
      10,340 Total Materials                                                                             10,932,640
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 5.9%

       3,745 Broward County, Florida, General Obligation Bonds, Series     1/14 at 100.00         AA+     3,901,916
              2004, 5.000%, 1/01/21

       5,465 Florida Department of Transportation, Full Faith and Credit   7/12 at 101.00         AAA     5,855,365
              Right-of-Way Acquisition and Bridge Construction Bonds,
              Series 2002, 5.250%, 7/01/20

----
8

   Principal
Amount (000) Description
---------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

   $   2,165 Florida State Board of Education, Full Faith and Credit
              Public Education Capital Outlay Bonds, Series 1985,
              9.125%, 6/01/14

       5,180
              Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002B,
              5.000%, 6/01/21 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------------
      16,555 Total Tax Obligation/General
---------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 23.4%

             Broward County School Board, Florida, Certificates of
             Participation, Series 2004C:
       3,410  5.250%, 7/01/17 - FSA Insured
       3,330  5.250%, 7/01/19 - FSA Insured

       1,500 Collier County, Florida, Capital Improvement Revenue Bonds,
              Series 2005, 5.000%, 10/01/23 - MBIA Insured

       2,500 Escambia County School Board, Florida, Certificates of
              Participation, Series 2004, 5.000%, 2/01/22  - MBIA Insured

       2,500 Flagler County School Board, Florida, Certificates of
              Participation, Master Lease Revenue Program, Series 2005A,
              5.000%, 8/01/30 - FSA Insured

       2,145 Florida State Department of Management Services,
              Certificates of Participation, Series 2006A,
              5.000%, 8/01/23 - MBIA Insured

       5,000 Hernando County, Florida, Revenue Bonds, Criminal Justice
              Complex Financing Program, Series 1986, 7.650%,
              7/01/16 - FGIC Insured

       1,000 Hillsborough County School Board, Florida, Certificates of
              Participation, Series 2004B, 5.000%, 7/01/17 - MBIA Insured

       2,595 Indian River County School Board, Florida, Certificates of
              Participation, Series 2005, 5.000%, 7/01/22 - MBIA Insured

       4,120 Jacksonville, Florida, Better Jacksonville Sales Tax
              Revenue Bonds, Series 2003, 5.250%, 10/01/20 - MBIA Insured

       3,000 Jacksonville, Florida, Excise Taxes Revenue Refunding
              Bonds, Series 2003C, 5.250%, 10/01/17 -  MBIA Insured
              (Alternative Minimum Tax)

             Lake County School District, Florida, Sales Tax Revenue
             Bonds, Series 2004:
         975  5.000%, 10/01/15 - AMBAC Insured
       1,710  5.000%, 10/01/16 - AMBAC Insured
       1,860  5.000%, 10/01/17 - AMBAC Insured

       1,000 Lee County, Florida, Local Option Gas Tax Revenue Bonds,
              Series 2004, 5.000%, 10/01/20 - FGIC Insured

       2,015 Manatee County, Florida, Revenue Bonds, Series 2004,
              5.000%, 10/01/21 - FGIC Insured

       3,760 Miami-Dade County Industrial Development Authority,
              Florida, Revenue Bonds, BAC Funding Corporation, Series
              2000A, 5.375%, 10/01/30 - AMBAC Insured

       3,000 Miami-Dade County School Board, Florida, Certificates of
              Participation, Series 2006B, 5.000%, 11/01/31 - AMBAC
              Insured

             Miami-Dade County, Florida, Beacon Tradeport Community
             Development District, Special Assessment Bonds, Commercial
             Project, Series 2002A:
       1,975  5.500%, 5/01/22 - RAAI Insured
         850  5.625%, 5/01/32 - RAAI Insured

       5,550 Okaloosa County, Florida, Fourth Cent Tourist Development
              Tax Revenue Bonds, Series 2000, 5.625%, 10/01/30 - AMBAC
              Insured

       4,000 Orange County, Florida, Sales Tax Revenue Bonds, Series
              2002A, 5.125%, 1/01/23 - FGIC Insured

       2,050 St. John's County, Florida, Sales Tax Revenue Bonds, Series
              2004A, 5.000%, 10/01/25 - AMBAC Insured

             Volusia County, Florida, Tax Revenue Bonds, Tourist
             Development, Series 2004:
       2,925  5.000%, 12/01/25 - FSA Insured
       3,065  5.000%, 12/01/26 - FSA Insured
---------------------------------------------------------------------------------------------------------------------------
      65,835 Total Tax Obligation/Limited
---------------------------------------------------------------------------------------------------------------------------

                                                                                                                Optional Call
Description                                                                                                    Provisions (1)
------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General (continued)

Florida State Board of Education, Full Faith and Credit                                                          No Opt. Call
 Public Education Capital Outlay Bonds, Series 1985,
 9.125%, 6/01/14

                                                                                                               6/12 at 101.00
 Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002B,
 5.000%, 6/01/21 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------
Total Tax Obligation/General
------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 23.4%

Broward County School Board, Florida, Certificates of
Participation, Series 2004C:
 5.250%, 7/01/17 - FSA Insured                                                                                7/14 at 100.00
 5.250%, 7/01/19 - FSA Insured                                                                                7/14 at 100.00

Collier County, Florida, Capital Improvement Revenue Bonds,                                                   10/14 at 100.00
 Series 2005, 5.000%, 10/01/23 - MBIA Insured

Escambia County School Board, Florida, Certificates of                                                         2/15 at 100.00
 Participation, Series 2004, 5.000%, 2/01/22  - MBIA Insured

Flagler County School Board, Florida, Certificates of                                                          8/15 at 100.00
 Participation, Master Lease Revenue Program, Series 2005A,
 5.000%, 8/01/30 - FSA Insured

Florida State Department of Management Services,                                                               8/15 at 101.00
 Certificates of Participation, Series 2006A,
 5.000%, 8/01/23 - MBIA Insured

Hernando County, Florida, Revenue Bonds, Criminal Justice                                                        No Opt. Call
 Complex Financing Program, Series 1986, 7.650%,
 7/01/16 - FGIC Insured

Hillsborough County School Board, Florida, Certificates of                                                     7/14 at 100.00
 Participation, Series 2004B, 5.000%, 7/01/17 - MBIA Insured

Indian River County School Board, Florida, Certificates of                                                     7/15 at 100.00
 Participation, Series 2005, 5.000%, 7/01/22 - MBIA Insured

Jacksonville, Florida, Better Jacksonville Sales Tax                                                          10/13 at 100.00
 Revenue Bonds, Series 2003, 5.250%, 10/01/20 - MBIA Insured

Jacksonville, Florida, Excise Taxes Revenue Refunding                                                         10/13 at 100.00
 Bonds, Series 2003C, 5.250%, 10/01/17 -  MBIA Insured
 (Alternative Minimum Tax)

Lake County School District, Florida, Sales Tax Revenue
Bonds, Series 2004:
 5.000%, 10/01/15 - AMBAC Insured                                                                            10/14 at 100.00
 5.000%, 10/01/16 - AMBAC Insured                                                                            10/14 at 100.00
 5.000%, 10/01/17 - AMBAC Insured                                                                            10/14 at 100.00

Lee County, Florida, Local Option Gas Tax Revenue Bonds,                                                      10/14 at 100.00
 Series 2004, 5.000%, 10/01/20 - FGIC Insured

Manatee County, Florida, Revenue Bonds, Series 2004,                                                          10/14 at 100.00
 5.000%, 10/01/21 - FGIC Insured

Miami-Dade County Industrial Development Authority,                                                           10/10 at 102.00
 Florida, Revenue Bonds, BAC Funding Corporation, Series
 2000A, 5.375%, 10/01/30 - AMBAC Insured

Miami-Dade County School Board, Florida, Certificates of                                                      11/16 at 100.00
 Participation, Series 2006B, 5.000%, 11/01/31 - AMBAC
 Insured

Miami-Dade County, Florida, Beacon Tradeport Community
Development District, Special Assessment Bonds, Commercial
Project, Series 2002A:
 5.500%, 5/01/22 - RAAI Insured                                                                               5/12 at 102.00
 5.625%, 5/01/32 - RAAI Insured                                                                               5/12 at 102.00

Okaloosa County, Florida, Fourth Cent Tourist Development                                                     10/10 at 101.00
 Tax Revenue Bonds, Series 2000, 5.625%, 10/01/30 - AMBAC
 Insured

Orange County, Florida, Sales Tax Revenue Bonds, Series                                                        1/13 at 100.00
 2002A, 5.125%, 1/01/23 - FGIC Insured

St. John's County, Florida, Sales Tax Revenue Bonds, Series                                                   10/14 at 100.00
 2004A, 5.000%, 10/01/25 - AMBAC Insured

Volusia County, Florida, Tax Revenue Bonds, Tourist
Development, Series 2004:
 5.000%, 12/01/25 - FSA Insured                                                                              12/14 at 100.00
 5.000%, 12/01/26 - FSA Insured                                                                              12/14 at 100.00
------------------------------------------------------------------------------------------------------------------------------
Total Tax Obligation/Limited
------------------------------------------------------------------------------------------------------------------------------

Description                                                                                                   Ratings (2)
--------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General (continued)

Florida State Board of Education, Full Faith and Credit                                                               AAA
 Public Education Capital Outlay Bonds, Series 1985,
 9.125%, 6/01/14

                                                                                                                      AAA
 Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002B,
 5.000%, 6/01/21 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------------
Total Tax Obligation/General
--------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 23.4%

Broward County School Board, Florida, Certificates of
Participation, Series 2004C:
 5.250%, 7/01/17 - FSA Insured                                                                                       AAA
 5.250%, 7/01/19 - FSA Insured                                                                                       AAA

Collier County, Florida, Capital Improvement Revenue Bonds,                                                           AAA
 Series 2005, 5.000%, 10/01/23 - MBIA Insured

Escambia County School Board, Florida, Certificates of                                                                AAA
 Participation, Series 2004, 5.000%, 2/01/22  - MBIA Insured

Flagler County School Board, Florida, Certificates of                                                                 AAA
 Participation, Master Lease Revenue Program, Series 2005A,
 5.000%, 8/01/30 - FSA Insured

Florida State Department of Management Services,                                                                      AAA
 Certificates of Participation, Series 2006A,
 5.000%, 8/01/23 - MBIA Insured

Hernando County, Florida, Revenue Bonds, Criminal Justice                                                             AAA
 Complex Financing Program, Series 1986, 7.650%,
 7/01/16 - FGIC Insured

Hillsborough County School Board, Florida, Certificates of                                                            AAA
 Participation, Series 2004B, 5.000%, 7/01/17 - MBIA Insured

Indian River County School Board, Florida, Certificates of                                                            AAA
 Participation, Series 2005, 5.000%, 7/01/22 - MBIA Insured

Jacksonville, Florida, Better Jacksonville Sales Tax                                                                  AAA
 Revenue Bonds, Series 2003, 5.250%, 10/01/20 - MBIA Insured

Jacksonville, Florida, Excise Taxes Revenue Refunding                                                                 AAA
 Bonds, Series 2003C, 5.250%, 10/01/17 -  MBIA Insured
 (Alternative Minimum Tax)

Lake County School District, Florida, Sales Tax Revenue
Bonds, Series 2004:
 5.000%, 10/01/15 - AMBAC Insured                                                                                    AAA
 5.000%, 10/01/16 - AMBAC Insured                                                                                    AAA
 5.000%, 10/01/17 - AMBAC Insured                                                                                    AAA

Lee County, Florida, Local Option Gas Tax Revenue Bonds,                                                              Aaa
 Series 2004, 5.000%, 10/01/20 - FGIC Insured

Manatee County, Florida, Revenue Bonds, Series 2004,                                                                  AAA
 5.000%, 10/01/21 - FGIC Insured

Miami-Dade County Industrial Development Authority,                                                                   AAA
 Florida, Revenue Bonds, BAC Funding Corporation, Series
 2000A, 5.375%, 10/01/30 - AMBAC Insured

Miami-Dade County School Board, Florida, Certificates of                                                              AAA
 Participation, Series 2006B, 5.000%, 11/01/31 - AMBAC
 Insured

Miami-Dade County, Florida, Beacon Tradeport Community
Development District, Special Assessment Bonds, Commercial
Project, Series 2002A:
 5.500%, 5/01/22 - RAAI Insured                                                                                       AA
 5.625%, 5/01/32 - RAAI Insured                                                                                       AA

Okaloosa County, Florida, Fourth Cent Tourist Development                                                             AAA
 Tax Revenue Bonds, Series 2000, 5.625%, 10/01/30 - AMBAC
 Insured

Orange County, Florida, Sales Tax Revenue Bonds, Series                                                               AAA
 2002A, 5.125%, 1/01/23 - FGIC Insured

St. John's County, Florida, Sales Tax Revenue Bonds, Series                                                           AAA
 2004A, 5.000%, 10/01/25 - AMBAC Insured

Volusia County, Florida, Tax Revenue Bonds, Tourist
Development, Series 2004:
 5.000%, 12/01/25 - FSA Insured                                                                                      Aaa
 5.000%, 12/01/26 - FSA Insured                                                                                      Aaa
--------------------------------------------------------------------------------------------------------------------------
Total Tax Obligation/Limited
--------------------------------------------------------------------------------------------------------------------------

Description                                                                                                           Value
---------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General (continued)

Florida State Board of Education, Full Faith and Credit                                                       $   2,691,615
 Public Education Capital Outlay Bonds, Series 1985,
 9.125%, 6/01/14

                                                                                                                  5,378,135
 Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002B,
 5.000%, 6/01/21 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------------
Total Tax Obligation/General                                                                                     17,827,031
---------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 23.4%

Broward County School Board, Florida, Certificates of
Participation, Series 2004C:
 5.250%, 7/01/17 - FSA Insured                                                                                   3,645,904
 5.250%, 7/01/19 - FSA Insured                                                                                   3,547,482

Collier County, Florida, Capital Improvement Revenue Bonds,                                                       1,564,785
 Series 2005, 5.000%, 10/01/23 - MBIA Insured

Escambia County School Board, Florida, Certificates of                                                            2,600,575
 Participation, Series 2004, 5.000%, 2/01/22  - MBIA Insured

Flagler County School Board, Florida, Certificates of                                                             2,565,475
 Participation, Master Lease Revenue Program, Series 2005A,
 5.000%, 8/01/30 - FSA Insured

Florida State Department of Management Services,                                                                  2,236,055
 Certificates of Participation, Series 2006A,
 5.000%, 8/01/23 - MBIA Insured

Hernando County, Florida, Revenue Bonds, Criminal Justice                                                         6,402,100
 Complex Financing Program, Series 1986, 7.650%,
 7/01/16 - FGIC Insured

Hillsborough County School Board, Florida, Certificates of                                                        1,049,420
 Participation, Series 2004B, 5.000%, 7/01/17 - MBIA Insured

Indian River County School Board, Florida, Certificates of                                                        2,703,549
 Participation, Series 2005, 5.000%, 7/01/22 - MBIA Insured

Jacksonville, Florida, Better Jacksonville Sales Tax                                                              4,396,246
 Revenue Bonds, Series 2003, 5.250%, 10/01/20 - MBIA Insured

Jacksonville, Florida, Excise Taxes Revenue Refunding                                                             3,164,910
 Bonds, Series 2003C, 5.250%, 10/01/17 -  MBIA Insured
 (Alternative Minimum Tax)

Lake County School District, Florida, Sales Tax Revenue
Bonds, Series 2004:
 5.000%, 10/01/15 - AMBAC Insured                                                                                1,037,420
 5.000%, 10/01/16 - AMBAC Insured                                                                                1,812,668
 5.000%, 10/01/17 - AMBAC Insured                                                                                1,963,342

Lee County, Florida, Local Option Gas Tax Revenue Bonds,                                                          1,043,900
 Series 2004, 5.000%, 10/01/20 - FGIC Insured

Manatee County, Florida, Revenue Bonds, Series 2004,                                                              2,106,340
 5.000%, 10/01/21 - FGIC Insured

Miami-Dade County Industrial Development Authority,                                                               3,984,246
 Florida, Revenue Bonds, BAC Funding Corporation, Series
 2000A, 5.375%, 10/01/30 - AMBAC Insured

Miami-Dade County School Board, Florida, Certificates of                                                          3,094,560
 Participation, Series 2006B, 5.000%, 11/01/31 - AMBAC
 Insured

Miami-Dade County, Florida, Beacon Tradeport Community
Development District, Special Assessment Bonds, Commercial
Project, Series 2002A:
 5.500%, 5/01/22 - RAAI Insured                                                                                  2,118,622
 5.625%, 5/01/32 - RAAI Insured                                                                                    911,897

Okaloosa County, Florida, Fourth Cent Tourist Development                                                         5,964,585
 Tax Revenue Bonds, Series 2000, 5.625%, 10/01/30 - AMBAC
 Insured

Orange County, Florida, Sales Tax Revenue Bonds, Series                                                           4,198,760
 2002A, 5.125%, 1/01/23 - FGIC Insured

St. John's County, Florida, Sales Tax Revenue Bonds, Series                                                       2,125,502
 2004A, 5.000%, 10/01/25 - AMBAC Insured

Volusia County, Florida, Tax Revenue Bonds, Tourist
Development, Series 2004:
 5.000%, 12/01/25 - FSA Insured                                                                                  3,043,082
 5.000%, 12/01/26 - FSA Insured                                                                                  3,186,527
---------------------------------------------------------------------------------------------------------------------------
Total Tax Obligation/Limited                                                                                     70,467,952
---------------------------------------------------------------------------------------------------------------------------

----
9

Portfolio of Investments
NUVEEN FLORIDA MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
--------------------------------------------------------------------------------------------------------------------------
             Transportation - 13.9%

   $   6,000 Broward County, Florida, Airport System Revenue Bonds,       10/11 at 101.00         AAA     $   6,203,460
              Series 2001J-1, 5.250%, 10/01/26 - AMBAC Insured
              (Alternative Minimum Tax)

       3,220 Broward County, Florida, Airport System Revenue Bonds,       10/14 at 100.00         AAA         3,340,847
              Series 2004L, 5.000%, 10/01/22 - AMBAC Insured

       4,000 Greater Orlando Aviation Authority, Florida, Airport         10/12 at 100.00         AAA         4,115,080
              Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21 -
              FSA Insured (Alternative Minimum Tax)

       3,370 Hillsborough County Aviation Authority, Florida, Revenue     10/13 at 100.00         AAA         3,546,588
              Bonds, Tampa International Airport, Series 2003B, 5.250%,
              10/01/18 - MBIA Insured (Alternative Minimum Tax)

      10,065 Lee County, Florida, Airport Revenue Bonds, Series 2000A,    10/10 at 101.00         AAA        10,721,538
              5.750%, 10/01/22 - FSA Insured (Alternative Minimum Tax)

             Miami-Dade County Expressway Authority, Florida, Toll
             System Revenue Bonds, Series 2004B:
       2,000  5.000%, 7/01/19 - FGIC Insured                               7/14 at 100.00         AAA         2,093,980
       7,165  5.000%, 7/01/21 - FGIC Insured                               7/14 at 100.00         AAA         7,471,805

       4,000 Miami-Dade County, Florida, Aviation Revenue Bonds, Miami    10/12 at 100.00         AAA         4,321,760
              International Airport, Series 2002, 5.750%, 10/01/20 -
              FGIC Insured (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
      39,820 Total Transportation                                                                            41,815,058
--------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 9.4% (3)

         705 Callaway-Bay County, Florida, Wastewater System Revenue       9/06 at 102.00         AAA           723,393
              Bonds, Series 1996A, 6.000%, 9/01/26 (Pre-refunded
              9/01/06) - FGIC Insured

       2,220 Dade County Health Facilities Authority, Florida, Hospital      No Opt. Call         AAA         2,458,495
              Revenue Bonds, Baptist Hospital of Miami, Series 1991A,
              5.750%, 5/01/21 - MBIA Insured (ETM)

         335 Florida State Board of Education, Full Faith and Credit         No Opt. Call         AAA           448,126
              Public Education Capital Outlay Bonds, Series 1985,
              9.125%, 6/01/14 (ETM)

             Florida, Full Faith and Credit General Obligation Bonds,
             Broward County Expressway Authority, Series 1984:
       3,165  9.875%, 7/01/09 (ETM)                                          No Opt. Call         AAA         3,479,348
       1,000  10.000%, 7/01/14 (ETM)                                         No Opt. Call         AAA         1,319,260

       3,550 Highlands County Health Facilities Authority, Florida,       11/11 at 101.00          A+ (3)     3,947,422
              Hospital Revenue Bonds, Adventist Health System/ Sunbelt
              Obligated Group, Series 2001A, 6.000%, 11/15/31
              (Pre-refunded 11/15/11)

       4,545 North Broward Hospital District, Florida, Revenue and         1/11 at 101.00          A- (3)     5,002,182
              Improvement Bonds, Series 2001, 6.000%, 1/15/31
              (Pre-refunded 1/15/11)

       1,750 Northern Palm Beach County Improvement District, Florida,     8/09 at 101.00         N/R (3)     1,865,342
              Revenue Bonds, Water Control and Improvement Development
              Unit 9B, Series 1999, 6.000%, 8/01/29 (Pre-refunded
              8/01/09)

         145 Orange County, Florida, Sales Tax Revenue Bonds, Series       7/06 at 100.00         AAA           168,996
              1989, 6.125%, 1/01/19 - FGIC Insured (ETM)

       1,000 Orlando Utilities Commission, Florida, Subordinate Lien         No Opt. Call         Aa1 (3)     1,181,550
              Water and Electric Revenue Bonds, Series 1989D, 6.750%,
              10/01/17 (ETM)

       7,000 Pinellas County Health Facilities Authority, Florida,         5/13 at 100.00         Aa3 (3)     7,714,910
              Revenue Bonds, Baycare Health System, Series 2003, 5.750%,
              11/15/27 (Pre-refunded 5/15/13)
--------------------------------------------------------------------------------------------------------------------------
      25,415 Total U.S. Guaranteed                                                                           28,309,024
--------------------------------------------------------------------------------------------------------------------------
             Utilities - 10.3%

       1,500 Florida Municipal Power Agency, Revenue Refunding Bonds,     10/12 at 100.00         Aaa         1,629,675
              Stanton Project, Series 2002, 5.500%, 10/01/15 - FSA
              Insured

       4,350 Hillsborough County Industrial Development Authority,        10/12 at 100.00        Baa2         4,513,299
              Florida, Pollution Control Revenue Bonds, Tampa Electric
              Company Project, Series 2002, 5.100%, 10/01/13

      10,020 JEA St. John's River Power Park System, Florida, Revenue     10/11 at 100.00         Aa2        10,442,644
              Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/18

       1,670 Leesburg, Florida, Electric System Revenue Bonds, Series     10/14 at 100.00         AAA         1,744,499
              2004, 5.000%, 10/01/22 - FGIC Insured

       2,305 Leesburg, Florida, Utilities Revenue Bonds, Series 2004,     10/14 at 100.00         AAA         2,407,826
              5.000%, 10/01/22 - FGIC Insured

       8,000 Palm Beach County Solid Waste Authority, Florida, Revenue       No Opt. Call         AAA         5,336,640
              Bonds, Series 2002B, 0.000%, 10/01/15 - AMBAC Insured

----
10

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)         Value
-------------------------------------------------------------------------------------------------------------------
             Utilities (continued)

   $     650 Reedy Creek Improvement District, Florida, Utility Revenue   10/15 at 100.00         AAA $     677,274
              Bonds, Series 2005-1, 5.000%, 10/01/25 - AMBAC Insured

       1,000 Tallahassee, Florida, Consolidated Utility System Revenue    10/15 at 100.00         AAA     1,043,520
              Bonds, Series 2005, 5.000%, 10/01/25 - AMBAC Insured

       3,070 Tallahassee, Florida, Energy System Revenue Bonds, Series    10/15 at 100.00         AAA     3,170,389
              2005, 5.000%, 10/01/29 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
      32,565 Total Utilities                                                                             30,965,766
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 2.8%

             Manatee County, Florida, Public Utilities Revenue Refunding
             and Improvement Bonds, Series 1991C:
       1,850  0.000%, 10/01/08 - MBIA Insured                                No Opt. Call         AAA     1,693,268
       2,800  0.000%, 10/01/09 - MBIA Insured                                No Opt. Call         AAA     2,462,544

       2,700 Palm Coast, Florida, Water Utility System Revenue Bonds,     10/13 at 100.00         AAA     2,768,958
              Series 2003, 5.000%, 10/01/33 - MBIA Insured

       1,395 Sarasota County, Florida, Utility System Revenue Bonds,         No Opt. Call         AAA     1,485,940
              Series 2005A, 5.000%, 10/01/12 - FGIC Insured
-------------------------------------------------------------------------------------------------------------------
       8,745 Total Water and Sewer                                                                        8,410,710
-------------------------------------------------------------------------------------------------------------------
   $ 285,551 Total Investments (cost $285,687,029) - 98.8%                                              297,098,237
-------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.2%                                                         3,689,500
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                        $ 300,787,737
             -----------------------------------------------------------------------------------------------------

            (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
            (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
            (3) Backed by an escrow or trust containing sufficient U.S.
                Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
            N/R Not rated.
          (ETM) Escrowed to maturity.

                                See accompanying notes to financial statements.

----
11

Statement of Assets and Liabilities
NUVEEN FLORIDA MUNICIPAL BOND FUND
May 31, 2006

    ------------------------------------------------------------------------
    Assets
    Investment's at value (cost $285,687,029)                  $297,098,237
    Cash                                                            463,583
    Receivables:
      Interest                                                    3,629,667
      Investments sold                                              955,000
      Shares sold                                                    51,916
    Other assets                                                     28,324
    ------------------------------------------------------------------------
        Total assets                                            302,226,727
    ------------------------------------------------------------------------
    Liabilities
    Payable for shares redeemed                                     124,009
    Accrued expenses:
      Management fees                                               134,327
      12b-1 distribution and service fees                            66,292
      Other                                                          93,414
    Dividends payable                                             1,020,948
    ------------------------------------------------------------------------
        Total liabilities                                         1,438,990
    ------------------------------------------------------------------------
    Net assets                                                 $300,787,737
    ------------------------------------------------------------------------
    Class A Shares
    Net assets                                                 $180,632,047
    Shares outstanding                                           17,928,682
    Net asset value per share                                  $      10.08
    Offering price per share (net asset value per share plus
     maximum sales charge of 4.20% of offering price)          $      10.52
    ------------------------------------------------------------------------
    Class B Shares
    Net assets                                                 $ 20,697,450
    Shares outstanding                                            2,055,837
    Net asset value and offering price per share               $      10.07
    ------------------------------------------------------------------------
    Class C Shares
    Net assets                                                 $ 29,591,965
    Shares outstanding                                            2,942,243
    Net asset value and offering price per share               $      10.06
    ------------------------------------------------------------------------
    Class R Shares
    Net assets                                                 $ 69,866,275
    Shares outstanding                                            6,940,151
    Net asset value and offering price per share               $      10.07
    ------------------------------------------------------------------------

    Net Assets Consist of:
    ------------------------------------------------------------------------
    Capital paid-in                                            $302,758,215
    Undistributed (Over-distribution of) net investment income     (403,684)
    Accumulated net realized gain (loss) from investments       (12,978,002)
    Net unrealized appreciation (depreciation) of investments    11,411,208
    ------------------------------------------------------------------------
    Net assets                                                 $300,787,737
    ------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
12

Statement of Operations
NUVEEN FLORIDA MUNICIPAL BOND FUND
Year Ended May 31, 2006

--------------------------------------------------------------------------------
Investment Income                                                   $15,355,888
--------------------------------------------------------------------------------
Expenses
Management fees                                                       1,621,788
12b-1 service fees - Class A                                            376,696
12b-1 distribution and service fees - Class B                           221,660
12b-1 distribution and service fees - Class C                           222,732
Shareholders' servicing agent fees and expenses                         134,708
Custodian's fees and expenses                                           108,058
Trustees' fees and expenses                                               5,838
Professional fees                                                        19,221
Shareholders' reports - printing and mailing expenses                    43,345
Federal and state registration fees                                       4,363
Other expenses                                                           11,536
--------------------------------------------------------------------------------
Total expenses before custodian fee credit                            2,769,945
  Custodian fee credit                                                  (20,477)
--------------------------------------------------------------------------------
Net expenses                                                          2,749,468
--------------------------------------------------------------------------------
Net investment income                                                12,606,420
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments                             2,164,656
Net change in unrealized appreciation (depreciation) of investments  (9,590,838)
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (7,426,182)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $ 5,180,238
--------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
13

Statement of Changes in Net Assets
NUVEEN FLORIDA MUNICIPAL BOND FUND

                                                                                 Year Ended    Year Ended
                                                                                    5/31/06       5/31/05
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $ 12,606,420  $ 13,686,164
Net realized gain (loss) from investments                                        2,164,656    (1,087,357)
Net change in unrealized appreciation (depreciation) of investments             (9,590,838)   12,467,210
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                            5,180,238    25,066,017
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                       (7,774,363)   (8,700,254)
  Class B                                                                         (785,001)   (1,007,798)
  Class C                                                                       (1,071,578)   (1,166,137)
  Class R                                                                       (2,782,804)   (2,918,163)
---------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (12,413,746)  (13,792,352)
---------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                    34,369,974    28,841,636
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                5,521,851     5,427,926
---------------------------------------------------------------------------------------------------------
                                                                                39,891,825    34,269,562
Cost of shares redeemed                                                        (43,542,075)  (60,562,047)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions              (3,650,250)  (26,292,485)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                          (10,883,758)  (15,018,820)
Net assets at the beginning of year                                            311,671,495   326,690,315
---------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $300,787,737  $311,671,495
---------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $   (403,684) $   (570,427)
---------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
14

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Florida Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Fund was organized as a series of a predecessor trust prior to that date.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2006, the Fund had no such outstanding purchase commitments.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.


----
15

Derivative Financial Instruments
The Fund is authorized to invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not invest in any such instruments during the fiscal year ended May 31, 2006.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                           Year Ended                Year Ended
                                                             5/31/06                   5/31/05
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            1,868,288  $ 19,010,830   1,943,903  $ 19,799,958
  Class A - automatic conversion of Class B shares     128,395     1,310,732      24,031       245,799
  Class B                                               60,208       610,396     121,749     1,236,960
  Class C                                              451,540     4,588,569     403,993     4,109,652
  Class R                                              876,750     8,849,447     339,137     3,449,267
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              282,296     2,876,102     270,598     2,747,595
  Class B                                               20,405       207,790      22,208       225,345
  Class C                                               43,811       445,552      43,032       436,519
  Class R                                              195,723     1,992,407     198,904     2,018,467
-------------------------------------------------------------------------------------------------------
                                                     3,927,416    39,891,825   3,367,555    34,269,562
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (2,924,214)  (29,717,586) (4,254,847)  (43,286,095)
  Class B                                             (412,652)   (4,192,956)   (528,827)   (5,373,182)
  Class B - automatic conversion to Class A shares    (128,516)   (1,310,732)    (24,055)     (245,799)
  Class C                                             (453,056)   (4,598,421)   (653,837)   (6,609,698)
  Class R                                             (366,338)   (3,722,380)   (495,053)   (5,047,273)
-------------------------------------------------------------------------------------------------------
                                                    (4,284,776)  (43,542,075) (5,956,619)  (60,562,047)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                               (357,360) $ (3,650,250) (2,589,064) $(26,292,485)
-------------------------------------------------------------------------------------------------------

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended May 31, 2006, aggregated $30,092,422 and $35,132,633, respectively.


----
16

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At May 31, 2006, the cost of investments was $285,662,250.

The net unrealized appreciation of investments at May 31, 2006, aggregated $11,435,987 of which $12,044,784 related to appreciated securities and $608,797 related to depreciated securities.

The tax components of undistributed net investment income and net realized gains at May 31, 2006, were as follows:

               --------------------------------------------------
               Undistributed net tax-exempt income*      $581,797
               Undistributed net ordinary income**         10,689
               Undistributed net long-term capital gains       --
               --------------------------------------------------

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2006, paid on June 1, 2006.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended May 31, 2006 and May 31, 2005, was designated for purposes of the dividends paid deduction as follows:

         2006
         -------------------------------------------------------------
         Distributions from net tax-exempt income          $12,434,838
         Distributions from net ordinary income**                   --
         Distributions from net long-term capital gains***          --
         -------------------------------------------------------------

           2005
           ----------------------------------------------------------
           Distributions from net tax-exempt income       $14,066,746
           Distributions from net ordinary income**                --
           Distributions from net long-term capital gains          --
           ----------------------------------------------------------

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***The Fund designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax period ended May 31, 2006.

At May 31, 2006, the Fund had an unused capital loss carryforward of $12,978,002 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $11,688,065 and $1,289,937 of the carryforward will expire in the years 2012 and 2013, respectively.

5. Management Fee and Other Transactions with Affiliates

The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily net assets of the Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------


----
17

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of May 31, 2006, the complex-level fee rate was .1886%.

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser may voluntarily reimburse expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended May 31, 2006, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                -----------------------------------------------
                Sales charges collected (unaudited)    $210,603
                Paid to authorized dealers (unaudited)  184,997
                -----------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2006, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                    ---------------------------------------
                    Commission advances (unaudited) $80,411
                    ---------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2006, the Distributor retained such 12b-1 fees as follows:

                    ----------------------------------------
                    12b-1 fees retained (unaudited) $198,423
                    ----------------------------------------

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2006, as follows:

                       ---------------------------------
                       CDSC retained (unaudited) $56,816
                       ---------------------------------


----
18

6. Subsequent Event - Distributions to Shareholders

The Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 3, 2006, to shareholders of record on June 9, 2006, as follows:

                           --------------------------
                           Dividend per share:
                             Class A           $.0350
                             Class B            .0285
                             Class C            .0305
                             Class R            .0365
                           --------------------------


----
19

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                     --------


FLORIDA




                                      Net
           Beginning       Net  Realized/             Net                   Ending              Ending
                 Net   Invest- Unrealized         Invest-                      Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital           Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total   Value Return(b)     (000)
-------------------------------------------------------------------------------------------------------
Class A (6/90)
   2006       $10.32      $.43      $(.25) $ .18    $(.42)   $  --  $(.42) $10.08       1.79% $180,632
   2005         9.96       .45        .36    .81     (.45)      --   (.45)  10.32       8.27   191,615
   2004        10.46       .49       (.50)  (.01)    (.49)      --   (.49)   9.96       (.12)  205,058
   2003        10.28       .51        .25    .76     (.53)    (.05)  (.58)  10.46       7.60   247,569
   2002        10.34       .54       (.05)   .49     (.55)      --   (.55)  10.28       4.84   244,023
Class B (2/97)
   2006        10.31       .35       (.25)   .10     (.34)      --   (.34)  10.07       1.01    20,697
   2005         9.95       .37        .36    .73     (.37)      --   (.37)  10.31       7.46    25,937
   2004        10.45       .42       (.51)  (.09)    (.41)      --   (.41)   9.95       (.89)   29,120
   2003        10.27       .43        .25    .68     (.45)    (.05)  (.50)  10.45       6.80    33,056
   2002        10.33       .47       (.06)   .41     (.47)      --   (.47)  10.27       4.06    28,120
Class C (9/95)
   2006        10.30       .37       (.24)   .13     (.37)      --   (.37)  10.06       1.25    29,592
   2005         9.95       .39        .36    .75     (.40)      --   (.40)  10.30       7.61    29,872
   2004        10.45       .44       (.51)  (.07)    (.43)      --   (.43)   9.95       (.65)   30,917
   2003        10.28       .45        .24    .69     (.47)    (.05)  (.52)  10.45       6.94    36,374
   2002        10.34       .49       (.05)   .44     (.50)      --   (.50)  10.28       4.29    25,932
Class R (2/97)
   2006        10.31       .45       (.25)   .20     (.44)      --   (.44)  10.07       1.97    69,866
   2005         9.95       .47        .36    .83     (.47)      --   (.47)  10.31       8.47    64,247
   2004        10.45       .51       (.50)   .01     (.51)      --   (.51)   9.95        .06    61,595
   2003        10.27       .53        .25    .78     (.55)    (.05)  (.60)  10.45       7.86    66,819
   2002        10.33       .56       (.05)   .51     (.57)      --   (.57)  10.27       5.07    60,302
-------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
FLORIDA    -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (6/90)
   2006         .84%    4.18%      .84%    4.18%      .83%    4.19%        10%
   2005         .86     4.38       .86     4.38       .85     4.39         27
   2004         .85     4.83       .85     4.83       .85     4.84          6
   2003         .85     4.96       .85     4.96       .84     4.97         19
   2002         .87     5.24       .87     5.24       .86     5.25         17
Class B (2/97)
   2006        1.59     3.43      1.59     3.43      1.58     3.44         10
   2005        1.61     3.63      1.61     3.63      1.60     3.64         27
   2004        1.60     4.08      1.60     4.08      1.60     4.09          6
   2003        1.60     4.21      1.60     4.21      1.59     4.22         19
   2002        1.62     4.49      1.62     4.49      1.61     4.50         17
Class C (9/95)
   2006        1.39     3.63      1.39     3.63      1.38     3.64         10
   2005        1.41     3.83      1.41     3.83      1.40     3.83         27
   2004        1.40     4.28      1.40     4.28      1.40     4.29          6
   2003        1.40     4.40      1.40     4.40      1.38     4.41         19
   2002        1.42     4.69      1.42     4.69      1.41     4.70         17
Class R (2/97)
   2006         .64     4.38       .64     4.38       .63     4.39         10
   2005         .66     4.57       .66     4.57       .65     4.58         27
   2004         .65     5.03       .65     5.03       .65     5.04          6
   2003         .65     5.16       .65     5.16       .64     5.17         19
   2002         .67     5.44       .67     5.44       .66     5.45         17
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust I:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Florida Municipal Bond Fund (a series of the Nuveen Multistate Trust I, hereafter referred to as the "Fund") at May 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2006 by correspondence with the custodian, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

July 20, 2006


----
21

            Annual Investment Management Agreement Approval Process

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "Fund Adviser").

The Approval Process
During the course of the year, the Board received a wide variety of materials relating the services provided by the Fund Adviser and the performance of the Fund. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

.. the nature, extent and quality of services provided by the Fund Adviser;

.. the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

.. the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and to customized benchmarks;

.. the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

.. the expenses of the Fund Adviser in providing the various services;

.. the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the respective Fund (as applicable);

.. the advisory fees the Fund Adviser assesses to other types of investment products or clients;

.. the soft dollar practices of the Fund Adviser, if any;

.. from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered the advisory contract with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services
In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below) and any initiatives and enhancements Nuveen has taken for its municipal fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of each Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. The Trustees further reviewed materials describing, among other things, the teams and personnel involved in the investment, research, risk-management and operational processes involved in managing municipal funds and their respective functions. Given the Trustees' experience with the Funds and Fund Adviser, the Trustees recognized the demonstrated history of care and depth of experience of the respective personnel in managing these Funds. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as additional refinements and improvements adopted to the portfolio management processes. With respect to the services provided to municipal funds, including the Funds, the Trustees noted that the Fund Adviser continues to make refinements to its portfolio management process including, among other things, the increased use of derivatives to enhance management of risk, additional analytical software for research staff and improved municipal pricing processes.


----
22

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. The Fund Adviser provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings).

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement were of a high level and were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers
The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and portfolio level performance against customized benchmarks, as described below. In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund still may not adequately reflect such Fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group (such as the Performance Peer Group of the Nuveen National Intermediate Duration Fund). With respect to state specific municipal funds, the Trustees recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The two open-end Nuveen state municipal funds that utilize the more general category are the Nuveen New Mexico Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund.

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2005. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2005 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability
 1. Fees and Expenses
 In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group did not adequately reflect the Fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage and insurance) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

 2. Comparisons with the Fees of Other Clients
 The Trustees further reviewed data comparing the advisory fees of the Fund Adviser with fees the Fund Adviser charges to other clients, including municipal managed accounts. In general, the fees charged for separate accounts are somewhat lower than the fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not


----
23
 limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for the Funds as the average account size for separate accounts are notably larger than the retail accounts of the Funds. Given the differences in the product structures, particularly the extensive services provided to the Funds, the Trustees believe such facts justify the different levels of fees.

 3. Profitability of Fund Advisers
 In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the advisor's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

 Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the respective Fund Adviser's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

 In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex-wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits
In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund, including any sales charges and distribution fees received and retained by the Fund's principal underwriter, Nuveen Investments, Inc., an affiliate of the Fund Adviser as well as any benefits derived from soft dollar arrangements. The Trustees recognized that an affiliate of the Fund Adviser provides distribution and shareholder services to the Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Trustees therefore considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. The Trustees noted that the Fund Adviser does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, the Fund Adviser may from time to time receive and have access to research generally provided to institutional clients.


----
24

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund, and that the renewal of the Investment Management Agreements should be approved.


----
25

                                     Notes

--------------------------------------------------------------------------------
26

                                     Notes

--------------------------------------------------------------------------------
27

                                     Notes

--------------------------------------------------------------------------------
28

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds' website at www.nuveen.com.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Funds       Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994      Chairman (since 1996) and Director of Nuveen       166
3/28/49                     Board and                     Investments, Inc., Nuveen Investments, LLC,
333 W. Wacker Drive         Trustee                       Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(4); Director
                                                          (since 1996) of Institutional Capital
                                                          Corporation; Chairman and Director (since
                                                          1997) of Nuveen Asset Management; Chairman
                                                          and Director of Rittenhouse Asset
                                                          Management, Inc. (since 1999); Chairman of
                                                          Nuveen Investments Advisers Inc. (since
                                                          2002).

Trustees who are not interested persons of the Funds:


---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Lead                1997      Private Investor and Management Consultant.        166
8/22/40                     Independent
333 W. Wacker Drive         Trustee
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (since 1989) as Senior Vice                166
7/29/34                                                   President of The Northern Trust Company;
333 W. Wacker Drive                                       Director (since 2002) Community Advisory
Chicago, IL 60606                                         Board for Highland Park and Highwood, United
                                                          Way of the North Shore.


---------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999      President, The Hall-Perrine Foundation, a          166
10/22/48                                                  private philanthropic corporation (since
333 W. Wacker Drive                                       1996); Director and Vice Chairman, United
Chicago, IL 60606                                         Fire Group, a publicly held company; Adjunct
                                                          Faculty Member, University of Iowa;
                                                          Director, Gazette Companies; Life Trustee of
                                                          Coe College and Iowa College Foundation;
                                                          formerly, Director, Alliant Energy;
                                                          formerly, Director, Federal Reserve Bank of
                                                          Chicago; formerly, President and Chief
                                                          Operating Officer, SCI Financial Group,
                                                          Inc., a regional financial services firm.


---------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004      Dean, Tippie College of Business, University       166
3/6/48                                                    of Iowa (since June 2006); formerly, Dean
333 W. Wacker Drive                                       and Distinguished Professor of Finance,
Chicago, IL 60606                                         School of Business at the University of
                                                          Connecticut (2003-2006); previously, Senior
                                                          Vice President and Director of Research at
                                                          the Federal Reserve Bank of Chicago
                                                          (1995-2003); Director (since 1997), Credit
                                                          Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation;
                                                          Director, SS&C Technologies, Inc. (May
                                                          2005-October 2005).


---------------------------------------------------------------------------------------------------------------------
David J. Kundert            Trustee             2005      Retired (since 2004) as Chairman, JPMorgan         164
10/28/42                                                  Fleming Asset Management, President and CEO,
333 W. Wacker Drive                                       Banc One Investment Advisors Corporation,
Chicago, IL 60606                                         and President, One Group Mutual Funds; prior
                                                          thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One
                                                          Investment Management Group; Board of
                                                          Regents, Luther College; member of the
                                                          Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical
                                                          Gardens.

----
29

================================================================================

                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate            Held with       Elected or   Including other Directorships                  Overseen by
and Address          the Funds      Appointed (2) During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee            1997      Chairman of Miller-Valentine Partners Ltd.,        166
9/24/44                                           a real estate investment company; formerly,
333 W. Wacker Drive                               Senior Partner and Chief Operating Officer
Chicago, IL 60606                                 (retired 2004) of Miller-Valentine Group;
                                                  formerly, Vice President, Miller-Valentine
                                                  Realty; Board Member, Chair of the Finance
                                                  Committee and member of the Audit Committee
                                                  of Premier Health Partners, the
                                                  not-for-profit company of Miami Valley
                                                  Hospital; Vice President, Dayton
                                                  Philharmonic Orchestra Association; Board
                                                  Member, Regional Leaders Forum, which
                                                  promotes cooperation on economic development
                                                  issues; Director, Dayton Development
                                                  Coalition; formerly, Member, Community
                                                  Advisory Board, National City Bank, Dayton,
                                                  Ohio and Business Advisory Council,
                                                  Cleveland Federal Reserve Bank.


-------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee            1997      Executive Director, Gaylord and Dorothy            166
12/29/47                                          Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                               thereto, Executive Director, Great Lakes
Chicago, IL 60606                                 Protection Fund (from 1990 to 1994).


-------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee            2005      Senior Vice President for Business and             166
1/22/50                                           Finance, Northwestern University (since
333 W. Wacker Drive                               1997); Director (since 2003), Chicago Board
Chicago, IL 60606                                 Options Exchange; Director (since 2003),
                                                  National Mentor Holdings, a privately-held,
                                                  national provider of home and
                                                  community-based services; Chairman (since
                                                  1997), Board of Directors, Rubicon, a pure
                                                  captive insurance company owned by
                                                  Northwestern University; Director (since
                                                  1997), Evanston Chamber of Commerce and
                                                  Evanston Inventure, a business development
                                                  organization.
                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First                                                 Fund Complex
Birthdate            Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed (3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief              1988      Managing Director (since 2002), Assistant          166
9/9/56               Administrative               Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                      formerly, Vice President and Assistant
Chicago, IL 60606                                 General Counsel, of Nuveen Investments, LLC;
                                                  Managing Director (2002-2004), General
                                                  Counsel (1998-2004) and Assistant Secretary,
                                                  formerly, Vice President of Nuveen Advisory
                                                  Corp. and Nuveen Institutional Advisory
                                                  Corp.(4); Managing Director (since 2002) and
                                                  Assistant Secretary and Associate General
                                                  Counsel, formerly, Vice President (since
                                                  1997), of Nuveen Asset Management; Managing
                                                  Director (since 2004) and Assistant
                                                  Secretary (since 1994) of Nuveen
                                                  Investments, Inc.; Assistant Secretary of
                                                  NWQ Investment Management Company, LLC.
                                                  (since 2002); Vice President and Assistant
                                                  Secretary of Nuveen Investments Advisers
                                                  Inc. (since 2002); Managing Director,
                                                  Associate General Counsel and Assistant
                                                  Secretary of Rittenhouse Asset Management,
                                                  Inc. and Symphony Asset Management LLC
                                                  (since 2003); Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President     2004      Managing Director (since 2005), formerly           166
9/22/63                                           Vice President (since 2002); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 2000) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Chartered Financial
                                                  Analyst.


-------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President     2000      Vice President (since 2002), formerly,             166
2/3/66               and Assistant                Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                    Nuveen Investments, LLC.
Chicago, IL 60606

----
30

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                 Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate             Held with       Elected or   Including other Directorships                  Overseen by
and Address           the Funds      Appointed (3) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999      Vice President and Treasurer of Nuveen             166
11/28/67              and Treasurer                Investments, LLC and of Nuveen Investments,
333 W. Wacker Drive                                Inc. (since 1999); Vice President and
Chicago, IL 60606                                  Treasurer of Nuveen Asset Management (since
                                                   2002) and of Nuveen Investments Advisers
                                                   Inc. (since 2002); Assistant Treasurer of
                                                   NWQ Investment Management Company, LLC.
                                                   (since 2002); Vice President and Treasurer
                                                   of Nuveen Rittenhouse Asset Management, Inc.
                                                   and Symphony Asset Management LLC (since
                                                   2003); formerly, Vice President and
                                                   Treasurer (1999-2004) of Nuveen Advisory
                                                   Corp. and Nuveen Institutional Advisory
                                                   Corp.(4); Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
John N. Desmond       Vice President     2005      Vice President, Director of Investment             166
8/24/61                                            Operations, Nuveen Investments, LLC (since
333 W. Wacker Drive                                2005); formerly, Director, Business Manager,
Chicago, IL 60606                                  Deutsche Asset Management (2003-2004),
                                                   Director, Business Development and
                                                   Transformation, Deutsche Trust Bank Japan
                                                   (2002-2003); previously, Senior Vice
                                                   President, Head of Investment Operations and
                                                   Systems, Scudder Investments Japan,
                                                   (2000-2002), Senior Vice President, Head of
                                                   Plan Administration and Participant
                                                   Services, Scudder Investments (1995-2002).


--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     1998      Vice President (since 2002), Assistant             166
9/24/64               and Secretary                Secretary and Assistant General Counsel
333 W. Wacker Drive                                (since 1998) formerly, Assistant Vice
Chicago, IL 60606                                  President (since 1998) of Nuveen
                                                   Investments, LLC; Vice President (2002-2004)
                                                   and Assistant Secretary (1998-2004)
                                                   formerly, Assistant Vice President of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Vice President and
                                                   Assistant Secretary (since 2005) of Nuveen
                                                   Asset Management.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998      Managing Director (since 2004), formerly,          166
10/24/45                                           Vice President of Nuveen Investments, LLC,
333 W. Wacker Drive                                Managing Director (2004) formerly, Vice
Chicago, IL 60606                                  President (1998-2004) of Nuveen Advisory
                                                   Corp. and Nuveen Institutional Advisory
                                                   Corp.(4); Managing Director (since 2005) of
                                                   Nuveen Asset Management.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995      Managing Director (since 2002), formerly,          166
3/2/64                                             Vice President of Nuveen Investments;
333 W. Wacker Drive                                Managing Director (1997-2004) of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Managing Director (since
                                                   2001) of Nuveen Asset Management ; Vice
                                                   President (since 2002) of Nuveen Investments
                                                   Advisers Inc.; Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998      Vice President (since 1993) and Funds              166
5/31/54               and Controller               Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC; formerly, Vice President
Chicago, IL 60606                                  and Funds Controller (1998-2004) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.


--------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President     2004      Vice President and Deputy Director of              166
4/13/56               and Chief                    Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                   Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                      Advisers Inc., Nuveen Asset Management and
                                                   Rittenhouse Asset Management, Inc.;
                                                   previously, Vice President and Deputy
                                                   Director of Compliance (2004) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); formerly, Senior Attorney
                                                   (1994-2004), The Northern Trust Company.


--------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000      Vice President (since 2000) of Nuveen              166
3/22/63                                            Investments, LLC; Certified Public
333 W. Wacker Drive                                Accountant.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002      Vice President of Nuveen Investments, LLC          166
8/27/61                                            (since 1999).
333 W. Wacker Drive
Chicago, IL 60606

----
31

================================================================================

                                                                                                 Number of
                                                                                               Portfolios in
Name,               Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate           Held with       Elected or   Including other Directorships                  Overseen by
and Address         the Funds      Appointed (3) During Past 5 Years                              Trustee
------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988      Vice President, Assistant Secretary and            166
7/27/51             and Assistant                Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                    Investments, LLC; formerly, Vice President
Chicago, IL 60606                                and Assistant Secretary of Nuveen Advisory
                                                 Corp. and Nuveen Institutional Advisory
                                                 Corp.(4); Vice President (since 2005) and
                                                 Assistant Secretary of Nuveen Investments,
                                                 Inc.; Vice President (since 2005) and
                                                 Assistant Secretary (since 1997) of Nuveen
                                                 Asset Management; Vice President (since
                                                 2000), Assistant Secretary and Assistant
                                                 General Counsel (since 1998) of Rittenhouse
                                                 Asset Management, Inc.; Vice President and
                                                 Assistant Secretary of Nuveen Investments
                                                 Advisers Inc. (since 2002); Assistant
                                                 Secretary of NWQ Investment Management
                                                 Company, LLC (since 2002) and Symphony Asset
                                                 Management LLC (since 2003).




(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
32

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager            Legal Counsel                     Transfer Agent and
Nuveen Asset Management Chapman and Cutler LLP            Shareholder Services
333 West Wacker Drive   Chicago, IL                       Boston Financial
Chicago, IL 60606                                         Data Services, Inc.
                        Independent Registered            Nuveen Investor Services
                        Public Accounting Firm            P.O. Box 8530
                        PricewaterhouseCoopers LLP        Boston, MA 02266-8530
                        Chicago, IL                       (800) 257-8787

                        Custodian
                        State Street Bank & Trust Company
                        Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
33

                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $145 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds NWQ, specializing in global value equities; Rittenhouse, focused on "blue-chip" growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-FL-0506D

                        NUVEEN INVESTMENTS MUTUAL FUNDS

                        Annual Report  Dependable, tax-free income
                   dated May 31, 2006  because it's not what you earn, it's what you keep.(R)

                                    [GRAPHIC]


[GRAPHIC]



                           Nuveen Investments
                           Municipal Bond Funds

                           Nuveen Maryland Municipal Bond Fund
                           Nuveen Pennsylvania Municipal Bond Fund
                           Nuveen Virginia Municipal Bond Fund

[LOGO] Nuveen Investments

                                    [GRAPHIC]



NOW YOU CAN RECEIVE YOUR
NUVEEN INVESTMENTS FUND REPORTS FASTER.

NO MORE WAITING.
SIGN UP TODAY TO RECEIVE NUVEEN INVESTMENTS FUND INFORMATION BY E-MAIL.
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an e-mail as soon as your Nuveen Investments Fund information is ready -- no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report, and save it on your computer if your wish.

[LOGO]

IT'S FAST, EASY & FREE:
www.investordelivery.com
if you get your Nuveen Investments Fund dividends and statements from your financial advisor or brokerage account.

(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)
                                      OR
www.nuveen.com/accountaccess
if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.
[LOGO]

                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger


   ".....a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification - a potential way to reduce some of the risk that comes with investing."

Dear Shareholder:

I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Dividend Information and Fund Spotlight sections of this report.

As I've noted in past letters, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification - a potential way to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. Your financial advisor can explain these advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the internet. Sign up is quick and easy
- just follow the step-by-step instructions.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 17, 2006


                             Annual Report  Page 1

  Portfolio Manager's Comments

  Portfolio manager Paul Brennan examines economic and market conditions, key investment strategies, and the performance of the Nuveen Maryland, Pennsylvania, and Virginia Municipal Bond Funds. Paul, who has 15 years of investment experience, has managed the Maryland and Virginia Funds since 1999 and the Pennsylvania Fund since 2003.

--------------------------------------------------------------------------------

What factors had the greatest influence on the U.S. economy and municipal market during the 12-month period ended May 31, 2006?

The U.S. economy continued to grow steadily throughout this 12-month period, despite the damage caused by hurricanes Katrina and Rita, and the effects of rising oil prices. The economy expanded by 3.3 percent during the second quarter of 2005, 4.1 percent during the third quarter, 1.7 percent during the fourth quarter, and a robust 5.3 percent during the first quarter of 2006.

Rising energy costs led to increased concerns about inflation, even though the core inflation rate - which excludes volatile energy and food prices - showed only modest growth. Nevertheless, the Federal Reserve Board continued to raise short-term interest rates throughout the period, bringing the benchmark federal funds rate to 5 percent in May 2006, up from 3 percent a year earlier. (On June 29, 2006, after the close of this reporting period, the fed funds rate was raised to 5.25 percent.)

Interestingly, long-term bonds, which are generally the most interest-rate-sensitive, saw their yields go up less than those of shorter-term bonds during the reporting period. This situation led to a flattening yield curve in both the taxable and tax-exempt fixed-income markets, as shorter-term interest rates approached the levels of longer-term rates.

Municipal bonds generally outperformed their taxable counterparts during the period, primarily because strong demand was coupled with reduced issuance as the period progressed. Although 2005 was a record year for municipal bond new issue supply, the situation changed dramatically in early 2006. For the first five months of this calendar year, issuance totaled about $134 billion nationwide, a 19 percent decline compared to the same period in 2005. For the full 12-month reporting period, new municipal supply was approximately $404 billion, 6 percent greater than the previous 12 months.

Lower-rated municipal securities continued to perform well. State and local governments benefited from generally strong economies, which boosted their fiscal strength and helped make many issuers more creditworthy. As the prices of lower-rated securities rose, their yield advantage over higher-rated securities generally shrank, meaning that investors were being offered lower levels of incremental income in exchange for taking on additional credit risk.

How did the Funds perform during the 12 months ended May 31, 2006?

The nearby table provides total return performance information for the three Funds discussed in this report for the one-year, five-year, and ten-year periods ended May 31, 2006. Each Fund's performance is compared with the national Lehman Brothers Municipal Bond Index, as well as with its Lipper peer fund category average. The factors determining the performance of each Fund are discussed later in the report.

All three Funds (Class A share returns at net asset value) underperformed the national Lehman Brothers Municipal Bond Index, but outperformed or returned in line with their respective Lipper peer group averages. Although we believe that comparing the performance of state Funds with

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns as of 5/31/06
--------------------------------------------------------------------------------

                                                 1-Year 5-Year 10-Year
                                                 ---------------------
         Nuveen Maryland Municipal Bond Fund
          A Shares at NAV                         1.34%  5.13%   5.09%
          A Shares at Offer                      -2.90%  4.24%   4.64%
         Lipper Maryland Municipal Debt Funds
           Category Average/1/                    1.25%  4.21%   4.83%
         Lehman Brothers Municipal Bond Index/2/  1.89%  5.27%   5.95%
         -------------------------------------------------------------

         Nuveen Pennsylvania Municipal Bond
           Fund
          A Shares at NAV                         1.63%  5.19%   5.44%
          A Shares at Offer                      -2.60%  4.29%   4.99%
         Lipper Pennsylvania Municipal Debt
           Funds Category Average/1/              1.60%  4.62%   4.96%
         Lehman Brothers Municipal Bond Index/2/  1.89%  5.27%   5.95%
         -------------------------------------------------------------

         Nuveen Virginia Municipal Bond Fund
          A Shares at NAV                         1.52%  5.00%   5.44%
          A Shares at Offer                      -2.70%  4.10%   4.99%
         Lipper Virginia Municipal Debt Funds
           Category Average/1/                    1.30%  4.32%   4.99%
         Lehman Brothers Municipal Bond Index/2/  1.89%  5.27%   5.95%
         -------------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2 percent maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

that of an unmanaged, national municipal index may offer some insights into how the Funds performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average is imperfect since most of the national index's results come from out-of-state bonds.

What type of economic environment did the three states profiled in this report experience during the period?

The Maryland economy grew at a healthy pace, with its government, professional and business services, and education and health services sectors leading the way. As of May 2006, the state's unemployment rate was 3.8 percent, well below the 4.6 percent national average. At period end, Maryland maintained the highest possible credit ratings of AAA and Aaa from Standard & Poor's and Moody's, respectively. The state was an active issuer of municipal debt over the past year, with issuance of $6.8 billion during the 12-month reporting period - a 30 percent increase over the prior 12 months' supply and well above the 6 percent national average.

Although still more dependent on manufacturing than the United States as a whole, Pennsylvania's economy has diversified into new industries, with the health and education sectors representing a significant portion of the commonwealth's employment. In May 2006, Pennsylvania's jobless rate was 4.8 percent, slightly higher than the national average. Revenue collections for the 2005 fiscal year were ahead of plan, although higher-than-expected expenses - led by rising Medicaid-related costs - led to a drawdown of Pennsylvania's general fund balance. At period end, the commonwealth's general obligation debt maintained credit ratings of AA and Aa2 from Standard & Poor's and Moody's, respectively. Pennsylvania municipal issuance exceeded $18 billion during the 12-month period, reflecting a 16 percent year-over-year increase.

The strong Virginia economy has been helped by its technology sector, while the northern part of the commonwealth has benefited from the economic stability provided by the Washington, D.C.,

--------------------------------------------------------------------------------

1For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended May 31, 2006. The Lipper categories contained 35, 31 and 25 funds in the Lipper Maryland Municipal Debt Funds Category, 61, 61 and 53 funds in the Lipper Pennsylvania Municipal Debt Funds Category and 36, 33 and 28 funds in the Lipper Virginia Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended May 31, 2006. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report  Page 3
region. As of May 2006, the commonwealth's unemployment rate was just 3.0 percent, one of the country's lowest. Municipal issuance of almost $10 billion during the past 12 months represented a 26 percent year-over-year increase. At period end, Virginia maintained credit ratings of AAA and Aaa from Standard & Poor's and Moody's, respectively, both of which reaffirmed their "stable" outlook for the commonwealth.

What strategies were used to manage the Funds during the period? How did these strategies influence performance?

Our management approach was consistent across all three Funds, although our ability to implement our strategies varied, depending on each portfolio's individual characteristics and the market conditions in each state.

One significant management focus was to keep the Funds' duration (sensitivity to changes in interest rates) relatively neutral to that of the overall municipal market - a goal we accomplished in all three portfolios. We believed this approach was prudent because we anticipated rising rates throughout the period and wished to avoid exposing shareholders to excessive interest-rate risk. It proved to be a good strategy, as rates did rise steadily during the past 12 months. Keeping duration in line with target levels helped the three Funds to varying degrees in a relatively unfavorable environment for fixed-income securities.

Yield curve positioning also had an effect on the three Funds' performance. During the period, the very shortest and longest maturity bonds in many cases tended to do better than their intermediate-maturity counterparts. Shorter-term bonds benefited from their limited durations, which was helpful in a rising rate environment, while longer-term bonds saw their yields rise (and prices drop) less than many of their shorter-term counterparts. The Pennsylvania and Virginia Funds were well positioned on the yield curve, with what we judged to be an adequate exposure to shorter- and longer-maturity bonds. However, yield curve positioning was a modest negative in the Maryland Fund, over this period because we were modestly underrepresented in bonds with longer durations.

Despite the lackluster performance of many issues, we focused our new purchase activity on intermediate bonds throughout most of the period. As the yield curve flattened, longer maturity bonds offered investors less and less reward potential in exchange for an increasing amount of risk they carried. Although we periodically invested further out on the curve when we found compelling opportunities, we generally favored bonds with maturities between 10 and 20 years, with the optimal length varying based on market conditions.

Another strategy was to leave the portfolios' credit quality allocations essentially intact. In particular, we generally maintained our existing weighting in lower-rated bonds, which benefited greatly as these securities generally outperformed their higher-quality counterparts. In all three Funds, our weighting in bonds rated BBB and below was a big positive for performance over this reporting period. Although we were comfortable with the Funds' existing lower-rated positions, we were not actively adding lower-rated bonds to the portfolios. We did take advantage of periodic investment opportunities in this part of the market, but with their relatively strong price performance we often did not find many that offered a good risk/reward tradeoff.

On a sector basis, the Funds were helped by their allocations to the industrial development revenue and health care bond sectors. In the Maryland and Virginia Funds, we also gained from our exposure to tobacco bonds, which benefited from a more favorable legal environment for the companies whose revenues back these securities' interest payments. In addition, all three portfolios were helped by our weighting in housing bonds, which typically are benefited as interest rates rise because of the reduced risk that the bonds will be called or retired because property owners will prepay their mortgages. Throughout the 12-month period, we were actively seeking to increase our exposure to

                             Annual Report  Page 4
this sector to replace the housing bonds called from the portfolios in prior periods.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

During the period, the Nuveen Maryland and Pennsylvania Municipal Bond Funds experienced two monthly dividend decreases, while the Nuveen Virginia Municipal Bond Fund saw one monthly dividend decrease. The reductions reflected the low-interest-rate environment of the past several years. As bonds matured, were called, or were sold from the portfolios, the bonds purchased to replace the older holdings generally were offering lower prevailing yields.

As of May 31, 2006, the Nuveen Maryland, Pennsylvania, and Virginia Municipal Bond Funds had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes.

                             Annual Report  Page 5

     Nuveen Maryland Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

          Nuveen Maryland   Nuveen Maryland      Lehman Brother
            Municipal          Municipal           Municipal
          Bond Fund (NAV)   Bond Fund (Offer)      Bond Index
          ---------------   -----------------   ---------------
 5/31/96      10,000            9,580               10,000
 6/30/96      10,070            9,647               10,109
 7/31/96      10,160            9,733               10,201
 8/31/96      10,160            9,733               10,199
 9/30/96      10,281            9,849               10,342
10/31/96      10,372            9,936               10,459
11/30/96      10,524            10,082              10,650
12/31/96      10,495            10,054              10,695
 1/31/97      10,495            10,054              10,715
 2/28/97      10,578            10,134              10,814
 3/31/97      10,487            10,047              10,670
 4/30/97      10,540            10,098              10,759
 5/31/97      10,666            10,218              10,921
 6/30/97      10,750            10,299              11,038
 7/31/97      10,992            10,530              11,343
 8/31/97      10,921            10,462              11,237
 9/30/97      11,028            10,564              11,371
10/31/97      11,093            10,627              11,443
11/30/97      11,147            10,679              11,511
12/31/97      11,287            10,813              11,679
 1/31/98      11,395            10,916              11,799
 2/28/98      11,395            10,916              11,803
 3/31/98      11,416            10,937              11,813
 4/30/98      11,363            10,885              11,760
 5/31/98      11,515            11,031              11,946
 6/30/98      11,559            11,073              11,993
 7/31/98      11,569            11,083              12,023
 8/31/98      11,733            11,241              12,209
 9/30/98      11,866            11,368              12,361
10/31/98      11,855            11,357              12,361
11/30/98      11,911            11,411              12,405
12/31/98      11,922            11,421              12,436
 1/31/99      12,034            11,528              12,584
 2/28/99      11,978            11,475              12,528
 3/31/99      11,978            11,475              12,546
 4/30/99      12,001            11,497              12,577
 5/31/99      11,934            11,433              12,504
 6/30/99      11,763            11,269              12,324
 7/31/99      11,775            11,281              12,369
 8/31/99      11,591            11,105              12,270
 9/30/99      11,523            11,039              12,275
10/31/99      11,326            10,850              12,142
11/30/99      11,420            10,940              12,271
12/31/99      11,315            10,840              12,179
 1/31/00      11,209            10,739              12,126
 2/29/00      11,375            10,897              12,267
 3/31/00      11,624            11,135              12,536
 4/30/00      11,587            11,101              12,462
 5/31/00      11,491            11,008              12,397
 6/30/00      11,767            11,272              12,725
 7/31/00      11,887            11,388              12,902
 8/31/00      12,056            11,550              13,101
 9/30/00      12,007            11,502              13,033
10/31/00      12,116            11,607              13,175
11/30/00      12,226            11,712              13,275
12/31/00      12,524            11,998              13,603
 1/31/01      12,598            12,069              13,738
 2/28/01      12,684            12,152              13,782
 3/31/01      12,783            12,247              13,906
 4/30/01      12,633            12,102              13,755
 5/31/01      12,796            12,259              13,904
 6/30/01      12,897            12,355              13,997
 7/31/01      13,062            12,513              14,204
 8/31/01      13,291            12,732              14,439
 9/30/01      13,201            12,647              14,390
10/31/01      13,342            12,782              14,561
11/30/01      13,239            12,683              14,439
12/31/01      13,136            12,584              14,301
 1/31/02      13,304            12,745              14,549
 2/28/02      13,476            12,910              14,725
 3/31/02      13,242            12,686              14,436
 4/30/02      13,454            12,889              14,718
 5/31/02      13,548            12,979              14,807
 6/30/02      13,709            13,133              14,964
 7/31/02      13,884            13,301              15,156
 8/31/02      14,046            13,456              15,338
 9/30/02      14,396            13,791              15,674
10/31/02      14,089            13,497              15,414
11/30/02      14,048            13,458              15,351
12/31/02      14,373            13,770              15,674
 1/31/03      14,265            13,665              15,635
 2/28/03      14,510            13,901              15,853
 3/31/03      14,496            13,888              15,863
 4/30/03      14,648            14,032              15,968
 5/31/03      15,004            14,374              16,341
 6/30/03      14,904            14,278              16,272
 7/31/03      14,317            13,716              15,702
 8/31/03      14,440            13,834              15,820
 9/30/03      14,871            14,247              16,285
10/31/03      14,798            14,177              16,203
11/30/03      14,993            14,364              16,372
12/31/03      15,134            14,498              16,507
 1/31/04      15,188            14,550              16,602
 2/29/04      15,483            14,833              16,852
 3/31/04      15,407            14,760              16,793
 4/30/04      15,030            14,398              16,395
 5/31/04      14,982            14,353              16,336
 6/30/04      15,050            14,417              16,395
 7/31/04      15,233            14,593              16,611
 8/31/04      15,562            14,909              16,944
 9/30/04      15,645            14,988              17,034
10/31/04      15,785            15,122              17,181
11/30/04      15,632            14,976              17,039
12/31/04      15,853            15,187              17,247
 1/31/05      15,995            15,324              17,408
 2/28/05      15,930            15,261              17,350
 3/31/05      15,804            15,140              17,241
 4/30/05      16,082            15,407              17,513
 5/31/05      16,211            15,530              17,637
 6/30/05      16,295            15,611              17,746
 7/31/05      16,183            15,503              17,667
 8/31/05      16,372            15,684              17,845
 9/30/05      16,241            15,559              17,725
10/31/05      16,126            15,448              17,617
11/30/05      16,193            15,513              17,702
12/31/05      16,342            15,656              17,854
 1/31/06      16,380            15,692              17,902
 2/28/06      16,493            15,800              18,022
 3/31/06      16,373            15,685              17,898
 4/30/06      16,330            15,644              17,893
 5/31/06      16,428            15,738              17,973


================================================================================


     Nuveen Pennsylvania Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

         Nuveen Pennsylvania   Nuveen Pennsylvania   Lehman Brother
           Municipal Bond        Municipal Bond        Municipal
             Fund (NAV)           Fund (Offer)         Bond Index
         -------------------   -------------------   --------------
 5/31/96       10,000                  9,580             10,000
 6/30/96       10,107                  9,683             10,109
 7/31/96       10,206                  9,777             10,201
 8/31/96       10,195                  9,767             10,199
 9/30/96       10,364                  9,929             10,342
10/31/96       10,474                 10,034             10,459
11/30/96       10,624                 10,177             10,650
12/31/96       10,590                 10,145             10,695
 1/31/97       10,599                 10,154             10,715
 2/28/97       10,700                 10,251             10,814
 3/31/97       10,582                 10,138             10,670
 4/30/97       10,673                 10,225             10,759
 5/31/97       10,838                 10,382             10,921
 6/30/97       10,961                 10,501             11,038
 7/31/97       11,266                 10,793             11,343
 8/31/97       11,177                 10,707             11,237
 9/30/97       11,302                 10,827             11,371
10/31/97       11,385                 10,906             11,443
11/30/97       11,468                 10,986             11,511
12/31/97       11,650                 11,161             11,679
 1/31/98       11,766                 11,272             11,799
 2/28/98       11,774                 11,279             11,803
 3/31/98       11,803                 11,307             11,813
 4/30/98       11,744                 11,251             11,760
 5/31/98       11,930                 11,428             11,946
 6/30/98       11,993                 11,489             11,993
 7/31/98       11,953                 11,451             12,023
 8/31/98       12,128                 11,618             12,209
 9/30/98       12,268                 11,753             12,361
10/31/98       12,229                 11,715             12,361
11/30/98       12,269                 11,754             12,405
12/31/98       12,285                 11,769             12,436
 1/31/99       12,370                 11,851             12,584
 2/28/99       12,327                 11,809             12,528
 3/31/99       12,354                 11,835             12,546
 4/30/99       12,405                 11,884             12,577
 5/31/99       12,338                 11,819             12,504
 6/30/99       12,153                 11,642             12,324
 7/31/99       12,156                 11,646             12,369
 8/31/99       11,956                 11,454             12,270
 9/30/99       11,886                 11,387             12,275
10/31/99       11,684                 11,194             12,142
11/30/99       11,759                 11,265             12,271
12/31/99       11,610                 11,122             12,179
 1/31/00       11,454                 10,973             12,126
 2/29/00       11,603                 11,116             12,267
 3/31/00       11,888                 11,389             12,536
 4/30/00       11,829                 11,332             12,462
 5/31/00       11,695                 11,204             12,397
 6/30/00       11,972                 11,469             12,725
 7/31/00       12,212                 11,699             12,902
 8/31/00       12,453                 11,930             13,101
 9/30/00       12,405                 11,884             13,033
10/31/00       12,522                 11,996             13,175
11/30/00       12,590                 12,061             13,275
12/31/00       12,862                 12,322             13,603
 1/31/01       12,956                 12,412             13,738
 2/28/01       13,050                 12,502             13,782
 3/31/01       13,171                 12,617             13,906
 4/30/01       13,031                 12,484             13,755
 5/31/01       13,193                 12,639             13,904
 6/30/01       13,342                 12,781             13,997
 7/31/01       13,570                 13,000             14,204
 8/31/01       13,774                 13,195             14,439
 9/30/01       13,752                 13,174             14,390
10/31/01       13,823                 13,242             14,561
11/30/01       13,801                 13,221             14,439
12/31/01       13,686                 13,111             14,301
 1/31/02       13,853                 13,271             14,549
 2/28/02       14,007                 13,419             14,725
 3/31/02       13,780                 13,201             14,436
 4/30/02       13,977                 13,390             14,718
 5/31/02       14,037                 13,447             14,807
 6/30/02       14,180                 13,584             14,964
 7/31/02       14,309                 13,708             15,156
 8/31/02       14,409                 13,804             15,338
 9/30/02       14,677                 14,060             15,674
10/31/02       14,468                 13,861             15,414
11/30/02       14,425                 13,819             15,351
12/31/02       14,708                 14,090             15,674
 1/31/03       14,650                 14,035             15,635
 2/28/03       14,863                 14,239             15,853
 3/31/03       14,863                 14,238             15,863
 4/30/03       15,020                 14,389             15,968
 5/31/03       15,350                 14,705             16,341
 6/30/03       15,261                 14,620             16,272
 7/31/03       14,750                 14,130             15,702
 8/31/03       14,864                 14,240             15,820
 9/30/03       15,228                 14,589             16,285
10/31/03       15,197                 14,558             16,203
11/30/03       15,355                 14,711             16,372
12/31/03       15,455                 14,806             16,507
 1/31/04       15,526                 14,874             16,602
 2/29/04       15,806                 15,142             16,852
 3/31/04       15,742                 15,081             16,793
 4/30/04       15,393                 14,746             16,395
 5/31/04       15,374                 14,728             16,336
 6/30/04       15,431                 14,783             16,395
 7/31/04       15,594                 14,939             16,611
 8/31/04       15,880                 15,213             16,944
 9/30/04       15,953                 15,283             17,034
10/31/04       16,163                 15,484             17,181
11/30/04       16,052                 15,378             17,039
12/31/04       16,296                 15,611             17,247
 1/31/05       16,447                 15,757             17,408
 2/28/05       16,396                 15,708             17,350
 3/31/05       16,298                 15,613             17,241
 4/30/05       16,546                 15,851             17,513
 5/31/05       16,714                 16,012             17,637
 6/30/05       16,821                 16,115             17,746
 7/31/05       16,722                 16,020             17,667
 8/31/05       16,904                 16,194             17,845
 9/30/05       16,784                 16,080             17,725
10/31/05       16,664                 15,964             17,617
11/30/05       16,752                 16,048             17,702
12/31/05       16,906                 16,196             17,854
 1/31/06       16,930                 16,219             17,902
 2/28/06       17,065                 16,348             18,022
 3/31/06       16,941                 16,229             17,898
 4/30/06       16,913                 16,203             17,893
 5/31/06       16,984                 16,271             17,973


The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 6

     Nuveen Virginia Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

           Nuveen Virginia   Nuveen Virginia   Lehman Brother
            Municipal Bond   Municipal Bond      Municipal
              Fund (NAV)      Fund (Offer)      Bond Index
           ---------------   ---------------   --------------
 5/31/96        10,000            9,580          10,000
 6/30/96        10,093            9,669          10,109
 7/31/96        10,188            9,760          10,201
 8/31/96        10,186            9,758          10,199
 9/30/96        10,349            9,914          10,342
10/31/96        10,445           10,006          10,459
11/30/96        10,600           10,154          10,650
12/31/96        10,569           10,125          10,695
 1/31/97        10,589           10,144          10,715
 2/28/97        10,677           10,228          10,814
 3/31/97        10,565           10,121          10,670
 4/30/97        10,673           10,224          10,759
 5/31/97        10,822           10,367          10,921
 6/30/97        10,920           10,462          11,038
 7/31/97        11,214           10,743          11,343
 8/31/97        11,140           10,672          11,237
 9/30/97        11,250           10,778          11,371
10/31/97        11,340           10,864          11,443
11/30/97        11,411           10,932          11,511
12/31/97        11,565           11,079          11,679
 1/31/98        11,676           11,185          11,799
 2/28/98        11,682           11,191          11,803
 3/31/98        11,709           11,217          11,813
 4/30/98        11,651           11,162          11,760
 5/31/98        11,828           11,331          11,946
 6/30/98        11,889           11,389          11,993
 7/31/98        11,916           11,415          12,023
 8/31/98        12,072           11,565          12,209
 9/30/98        12,207           11,695          12,361
10/31/98        12,191           11,679          12,361
11/30/98        12,251           11,737          12,405
12/31/98        12,267           11,752          12,436
 1/31/99        12,359           11,840          12,584
 2/28/99        12,329           11,812          12,528
 3/31/99        12,333           11,815          12,546
 4/30/99        12,370           11,851          12,577
 5/31/99        12,296           11,779          12,504
 6/30/99        12,142           11,632          12,324
 7/31/99        12,146           11,636          12,369
 8/31/99        12,013           11,509          12,270
 9/30/99        11,973           11,470          12,275
10/31/99        11,782           11,287          12,142
11/30/99        11,878           11,379          12,271
12/31/99        11,752           11,258          12,179
 1/31/00        11,675           11,184          12,126
 2/29/00        11,854           11,356          12,267
 3/31/00        12,104           11,596          12,536
 4/30/00        12,050           11,544          12,462
 5/31/00        11,960           11,458          12,397
 6/30/00        12,249           11,735          12,725
 7/31/00        12,421           11,899          12,902
 8/31/00        12,604           12,075          13,101
 9/30/00        12,549           12,022          13,033
10/31/00        12,650           12,119          13,175
11/30/00        12,716           12,182          13,275
12/31/00        13,026           12,479          13,603
 1/31/01        13,092           12,542          13,738
 2/28/01        13,182           12,629          13,782
 3/31/01        13,298           12,739          13,906
 4/30/01        13,155           12,602          13,755
 5/31/01        13,308           12,749          13,904
 6/30/01        13,400           12,838          13,997
 7/31/01        13,568           12,998          14,204
 8/31/01        13,761           13,183          14,439
 9/30/01        13,653           13,079          14,390
10/31/01        13,784           13,205          14,561
11/30/06        13,700           13,125          14,439
12/31/06        13,578           13,008          14,301
 1/31/02        13,724           13,148          14,549
 2/28/02        13,872           13,289          14,725
 3/31/02        13,659           13,085          14,436
 4/30/02        13,847           13,266          14,718
 5/31/02        13,932           13,347          14,807
 6/30/02        14,056           13,466          14,964
 7/31/02        14,220           13,623          15,156
 8/31/02        14,345           13,743          15,338
 9/30/02        14,630           14,016          15,674
10/31/02        14,318           13,716          15,414
11/30/02        14,271           13,672          15,351
12/31/02        14,594           13,981          15,674
 1/31/03        14,452           13,845          15,635
 2/28/03        14,701           14,084          15,853
 3/31/03        14,692           14,075          15,863
 4/30/03        14,874           14,249          15,968
 5/31/03        15,222           14,582          16,341
 6/30/03        15,158           14,521          16,272
 7/31/03        14,623           14,009          15,702
 8/31/03        14,753           14,134          15,820
 9/30/03        15,162           14,525          16,285
10/31/03        15,153           14,517          16,203
11/30/03        15,339           14,694          16,372
12/31/03        15,481           14,831          16,507
 1/31/04        15,583           14,929          16,602
 2/29/04        15,856           15,191          16,852
 3/31/04        15,774           15,111          16,793
 4/30/04        15,404           14,757          16,395
 5/31/04        15,349           14,704          16,336
 6/30/04        15,424           14,777          16,395
 7/31/04        15,631           14,975          16,611
 8/31/04        15,939           15,270          16,944
 9/30/04        16,057           15,383          17,034
10/31/04        16,190           15,510          17,181
11/30/04        16,059           15,385          17,039
12/31/04        16,281           15,597          17,247
 1/31/05        16,461           15,770          17,408
 2/28/05        16,414           15,724          17,350
 3/31/05        16,276           15,592          17,241
 4/30/05        16,588           15,892          17,513
 5/31/05        16,733           16,030          17,637
 6/30/05        16,848           16,140          17,746
 7/31/05        16,765           16,061          17,667
 8/31/05        16,942           16,230          17,845
 9/30/05        16,813           16,107          17,725
10/31/05        16,683           15,983          17,617
11/30/05        16,738           16,035          17,702
12/31/05        16,909           16,199          17,854
 1/31/06        16,934           16,223          17,902
 2/28/06        17,068           16,351          18,022
 3/31/06        16,937           16,225          17,898
 4/30/26        16,900           16,190          17,893
 5/31/26        16,984           16,271          17,973


The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund's returns include reinvestment of all dividends and distributions, and the Fund's returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 7

  Fund Spotlight as of 5/31/06               Nuveen Maryland Municipal Bond Fund

================================================================================

Quick Facts
                                                        A Shares B Shares C Shares R Shares
-------------------------------------------------------------------------------------------
NAV                                                       $10.44   $10.45   $10.42   $10.46
-------------------------------------------------------------------------------------------
Latest Monthly Dividend/1/                               $0.0325  $0.0260  $0.0280  $0.0345
-------------------------------------------------------------------------------------------
Latest Capital Gain and Ordinary Income Distribution/2/  $0.0414  $0.0414  $0.0414  $0.0414
-------------------------------------------------------------------------------------------
Inception Date                                           9/07/94  3/06/97  9/16/94  2/28/92
-------------------------------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           1.34% -2.90%
                 ---------------------------------------------
                 5-Year                           5.13%  4.24%
                 ---------------------------------------------
                 10-Year                          5.09%  4.64%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           0.60% -3.29%
                 ---------------------------------------------
                 5-Year                           4.35%  4.18%
                 ---------------------------------------------
                 10-Year                          4.49%  4.49%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           0.73%
                 ---------------------------------------------
                 5-Year                           4.55%
                 ---------------------------------------------
                 10-Year                          4.51%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.57%
                 ---------------------------------------------
                 5-Year                           5.35%
                 ---------------------------------------------
                 10-Year                          5.31%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                3.74%  3.58%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.70%  3.54%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.40%  5.17%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                2.99%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.95%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.31%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.22%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.15%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.60%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.96%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.90%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.69%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.36%       -3.84%
                            ------------------------------------------
                            5-Year            4.87%        3.96%
                            ------------------------------------------
                            10-Year           4.97%        4.52%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.29%       -4.14%
                            ------------------------------------------
                            5-Year            4.09%        3.92%
                            ------------------------------------------
                            10-Year           4.36%        4.36%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year           -0.15%
                            ------------------------------------------
                            5-Year            4.31%
                            ------------------------------------------
                            10-Year           4.40%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.59%
                            ------------------------------------------
                            5-Year            5.07%
                            ------------------------------------------
                            10-Year           5.18%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $121,178
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    15.14
           ---------------------------------------------------------
           Average Duration                                     5.63
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2006.
2Paid December 5, 2005. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

                             Annual Report  Page 8

  Fund Spotlight as of 5/31/06               Nuveen Maryland Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed   51.8
AA                    23.5
A                      8.8
BBB                   10.7
BB or Lower            1.9
N/R                    3.3
Industries/1/

                    Tax Obligation/General            23.6%
                    ---------------------------------------
                    Tax Obligation/Limited            19.2%
                    ---------------------------------------
                    U.S. Guaranteed                   15.1%
                    ---------------------------------------
                    Health Care                       13.4%
                    ---------------------------------------
                    Education and Civic Organizations 11.4%
                    ---------------------------------------
                    Housing/Multifamily                6.8%
                    ---------------------------------------
                    Other                             10.5%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/06)     $1,014.40 $1,009.70 $1,010.90 $1,015.50 $1,020.64 $1,016.90 $1,017.90 $1,021.64
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.32 $    8.07 $    7.07 $    3.32 $    4.33 $    8.10 $    7.09 $    3.33
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .86%, 1.61%, 1.41% and .66% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                             Annual Report  Page 9

  Fund Spotlight as of 5/31/06           Nuveen Pennsylvania Municipal Bond Fund

================================================================================

   Quick Facts
                                          A Shares B Shares C Shares R Shares
   --------------------------------------------------------------------------
   NAV                                      $10.33   $10.34   $10.30   $10.31
   --------------------------------------------------------------------------
   Latest Monthly Dividend/1/              $0.0335  $0.0270  $0.0290  $0.0355
   --------------------------------------------------------------------------
   Latest Ordinary Income Distribution/2/  $0.0002  $0.0002  $0.0002  $0.0002
   --------------------------------------------------------------------------
   Inception Date                         10/29/86  2/03/97  2/02/94  2/03/97
   --------------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           1.63% -2.60%
                 ---------------------------------------------
                 5-Year                           5.19%  4.29%
                 ---------------------------------------------
                 10-Year                          5.44%  4.99%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           0.97% -2.93%
                 ---------------------------------------------
                 5-Year                           4.42%  4.25%
                 ---------------------------------------------
                 10-Year                          4.84%  4.84%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.11%
                 ---------------------------------------------
                 5-Year                           4.61%
                 ---------------------------------------------
                 10-Year                          4.87%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.87%
                 ---------------------------------------------
                 5-Year                           5.39%
                 ---------------------------------------------
                 10-Year                          5.64%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                3.89%  3.73%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.91%  3.74%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.59%  5.34%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.13%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.15%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.50%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.38%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.36%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.80%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.13%
                 ---------------------------------------------
                 SEC 30-Day Yield                 4.11%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.87%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.43%       -3.83%
                            ------------------------------------------
                            5-Year            4.84%        3.95%
                            ------------------------------------------
                            10-Year           5.27%        4.82%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.31%       -4.17%
                            ------------------------------------------
                            5-Year            4.05%        3.88%
                            ------------------------------------------
                            10-Year           4.68%        4.68%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year           -0.08%
                            ------------------------------------------
                            5-Year            4.28%
                            ------------------------------------------
                            10-Year           4.70%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.76%
                            ------------------------------------------
                            5-Year            5.06%
                            ------------------------------------------
                            10-Year           5.47%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $175,393
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    15.44
           ---------------------------------------------------------
           Average Duration                                     5.60
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2006.
2Paid December 5, 2005. Ordinary income is subject to federal taxation. 3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 30%.

                            Annual Report  Page 10

  Fund Spotlight as of 5/31/06           Nuveen Pennsylvania Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

AAA/U.S. Guaranteed   68.9
AA                    15.3
A                      1.3
BBB                    5.6
BB or Lower            4.6
N/R                    4.3

Industries/1/

                    Tax Obligation/General            21.2%
                    ---------------------------------------
                    Education and Civic Organizations 18.0%
                    ---------------------------------------
                    U.S. Guaranteed                   11.8%
                    ---------------------------------------
                    Tax Obligation/Limited            11.7%
                    ---------------------------------------
                    Transportation                     8.4%
                    ---------------------------------------
                    Water and Sewer                    6.4%
                    ---------------------------------------
                    Housing/Multifamily                6.0%
                    ---------------------------------------
                    Health Care                        5.7%
                    ---------------------------------------
                    Utilities                          5.4%
                    ---------------------------------------
                    Other                              5.4%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/06)     $1,013.90 $1,011.10 $1,011.30 $1,015.10 $1,020.74 $1,017.00 $1,018.00 $1,021.74
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.22 $    7.97 $    6.97 $    3.22 $    4.23 $    8.00 $    6.99 $    3.23
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .84%, 1.59%, 1.39% and .64% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 11

  Fund Spotlight as of 5/31/06               Nuveen Virginia Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.74   $10.71   $10.73   $10.71
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0340  $0.0275  $0.0290  $0.0360
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0445  $0.0445  $0.0445  $0.0445
      --------------------------------------------------------------------
      Inception Date                    3/27/86  2/03/97 10/04/93  2/03/97
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           1.52% -2.70%
                 ---------------------------------------------
                 5-Year                           5.00%  4.10%
                 ---------------------------------------------
                 10-Year                          5.44%  4.99%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           0.80% -3.09%
                 ---------------------------------------------
                 5-Year                           4.24%  4.07%
                 ---------------------------------------------
                 10-Year                          4.82%  4.82%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.06%
                 ---------------------------------------------
                 5-Year                           4.46%
                 ---------------------------------------------
                 10-Year                          4.88%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.75%
                 ---------------------------------------------
                 5-Year                           5.23%
                 ---------------------------------------------
                 10-Year                          5.64%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                3.80%  3.64%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.83%  3.67%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.63%  5.40%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.08%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.08%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.53%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.24%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.28%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.82%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.03%
                 ---------------------------------------------
                 SEC 30-Day Yield                 4.03%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.93%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.49%       -3.76%
                            ------------------------------------------
                            5-Year            4.79%        3.89%
                            ------------------------------------------
                            10-Year           5.31%        4.86%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.23%       -4.08%
                            ------------------------------------------
                            5-Year            4.01%        3.84%
                            ------------------------------------------
                            10-Year           4.68%        4.68%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.03%
                            ------------------------------------------
                            5-Year            4.22%
                            ------------------------------------------
                            10-Year           4.73%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.62%
                            ------------------------------------------
                            5-Year            4.97%
                            ------------------------------------------
                            10-Year           5.50%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $286,020
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    14.65
           ---------------------------------------------------------
           Average Duration                                     5.71
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2006.
2Paid December 5, 2005. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32%.

                            Annual Report  Page 12

  Fund Spotlight as of 5/31/06               Nuveen Virginia Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]


AAA/U.S. Guaranteed   56.3
AA                    24.3
A                      7.9
BBB                    5.3
BB or Lower            4.2
N/R                    2.0

Industries/1/

                    Tax Obligation/Limited            22.9%
                    ---------------------------------------
                    Tax Obligation/General            18.7%
                    ---------------------------------------
                    U.S. Guaranteed                   11.5%
                    ---------------------------------------
                    Transportation                     8.9%
                    ---------------------------------------
                    Health Care                        6.8%
                    ---------------------------------------
                    Education and Civic Organizations  6.7%
                    ---------------------------------------
                    Water and Sewer                    6.3%
                    ---------------------------------------
                    Housing/Multifamily                5.6%
                    ---------------------------------------
                    Utilities                          4.1%
                    ---------------------------------------
                    Other                              8.5%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/06)     $1,014.70 $1,010.20 $1,012.00 $1,015.90 $1,020.89 $1,017.15 $1,018.15 $1,021.89
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.07 $    7.82 $    6.82 $    3.07 $    4.08 $    7.85 $    6.84 $    3.07
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .81%, 1.56%, 1.36% and .61% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 13

Portfolio of Investments
NUVEEN MARYLAND MUNICIPAL BOND FUND
May 31, 2006

   Principal                                                               Optional Call
Amount (000) Description                                                  Provisions (1) Ratings (2)           Value
--------------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 1.5%

 $     1,700 Baltimore, Maryland, Senior Lien Convention Center Hotel     9/16 at 100.00         AAA $     1,795,778
              Revenue Bonds, Series 2006A, 5.250%, 9/01/39 - XLCA Insured
--------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.4%

       1,540 Puerto Rico, The Children's Trust Fund, Tobacco Settlement   5/12 at 100.00         BBB       1,568,197
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

         125 Tobacco Settlement Financing Corporation, Virgin Islands,    5/11 at 100.00        Baa3         122,810
              Tobacco Settlement Asset-Backed Bonds, Series 2001,
              5.000%, 5/15/31
--------------------------------------------------------------------------------------------------------------------
       1,665 Total Consumer Staples                                                                        1,691,007
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 11.1%

         625 Frederick County, Maryland, Educational Facilities Revenue   9/16 at 100.00        BBB-         651,394
              Bonds, Mount Saint Mary's College, Series 2006, 5.625%,
              9/01/38

             Frederick County, Maryland, Educational Facilities Revenue
             Bonds, Mount St. Mary's College, Series 2001A:
         100  5.750%, 9/01/25                                             3/10 at 101.00        BBB-         103,414
         100  5.800%, 9/01/30                                             3/10 at 101.00        BBB-         103,251

         645 Hartford County, Maryland, Economic Development Revenue      4/14 at 100.00          A+         667,253
              Bonds, Battelle Memorial Institute, Series 2004, 5.250%,
              4/01/34

             Maryland Economic Development Corporation, Utility
             Infrastructure Revenue Bonds, University of Maryland -
             College Park, Series 2001:
       1,000  5.375%, 7/01/15 - AMBAC Insured                             7/11 at 100.00         AAA       1,068,340
         740  5.375%, 7/01/16 - AMBAC Insured                             7/11 at 100.00         AAA         791,275

         500 Maryland Health and Higher Educational Facilities            7/08 at 102.00        BBB-         516,465
              Authority, Educational Facilities Leasehold Mortgage
              Revenue Bonds, McLean School, Series 2001, 6.000%, 7/01/31

             Maryland Health and Higher Educational Facilities
             Authority, Mortgage Revenue Bonds, Green Acres School,
             Series 1998:
         665  5.300%, 7/01/18                                             7/06 at 102.00        BBB-         672,787
       1,000  5.300%, 7/01/28                                             7/06 at 102.00        BBB-       1,003,640

             Maryland Health and Higher Educational Facilities
             Authority, Revenue Bonds, Bullis School, Series 2000:
         250  5.250%, 7/01/25 - FSA Insured                               1/11 at 101.00         AAA         262,963
         500  5.250%, 7/01/30 - FSA Insured                               1/11 at 101.00         AAA         525,925

         625 Maryland Health and Higher Educational Facilities            7/14 at 100.00          A-         636,775
              Authority, Revenue Bonds, Goucher College, Series 2004,
              5.125%, 7/01/34

         625 Maryland Health and Higher Educational Facilities            6/11 at 100.00        Baa1         642,706
              Authority, Revenue Bonds, Maryland Institute College of
              Art, Series 2001, 5.500%, 6/01/32

       1,000 Maryland Health and Higher Educational Facilities            7/08 at 102.00          AA       1,042,500
              Authority, Revenue Refunding Bonds, Johns Hopkins
              University, Series 1998, 5.125%, 7/01/20

         550 Morgan State University, Maryland, Student Tuition and Fee   7/13 at 100.00         AAA         576,939
              Revenue Bonds, Academic Fees and Auxiliary Facilities,
              Series 2003A, 5.000%, 7/01/20 - FGIC Insured

       1,500 Morgan State University, Maryland, Student Tuition and Fee     No Opt. Call         AAA       1,775,070
              Revenue Refunding Bonds, Academic Fees and Auxiliary
              Facilities, Series 1993, 6.100%, 7/01/20 - MBIA Insured

             University of Maryland, Auxiliary Facility and Tuition
             Revenue Bonds, Series 2003A:
       1,000  5.000%, 4/01/15                                             4/13 at 100.00          AA       1,058,490
         500  5.000%, 4/01/19                                             4/13 at 100.00          AA         524,915

         750 University of Puerto Rico, University System Revenue Bonds,  6/10 at 100.00         AAA         805,268
              Series 2000O, 5.750%, 6/01/19 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
      12,675 Total Education and Civic Organizations                                                      13,429,370
--------------------------------------------------------------------------------------------------------------------
             Health Care - 13.1%

         820 Maryland Health and Higher Educational Facilities            7/14 at 100.00          A2         857,212
              Authority, Revenue Bonds, Calvert Memorial Hospital,
              Series 2004, 5.500%, 7/01/36

----
14

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Health Care (continued)

 $     1,500 Maryland Health and Higher Educational Facilities             7/12 at 100.00        Baa1 $     1,564,680
              Authority, Revenue Bonds, Carroll County General Hospital,
              Series 2002, 5.800%, 7/01/32

         965 Maryland Health and Higher Educational Facilities             7/14 at 100.00          AA         976,802
              Authority, Revenue Bonds, Civista Medical Center, Series
              2005, 5.000%, 7/01/37 - RAAI Insured

         800 Maryland Health and Higher Educational Facilities             7/12 at 100.00        Baa1         811,648
              Authority, Revenue Bonds, Frederick Memorial Hospital,
              Series 2002, 5.125%, 7/01/35

         750 Maryland Health and Higher Educational Facilities             7/11 at 100.00          A+         756,668
              Authority, Revenue Bonds, Greater Baltimore Medical
              Center, Series 2001, 5.000%, 7/01/34

       2,000 Maryland Health and Higher Educational Facilities             6/09 at 101.00          A+       2,080,660
              Authority, Revenue Bonds, Kaiser Permanente System, Series
              1998A, 5.375%, 7/01/15

       1,785 Maryland Health and Higher Educational Facilities             7/13 at 100.00        Baa2       1,833,855
              Authority, Revenue Bonds, Kennedy Krieger Institute,
              Series 2003, 5.500%, 7/01/33

         525 Maryland Health and Higher Educational Facilities             7/14 at 100.00           A         534,891
              Authority, Revenue Bonds, LifeBridge Health System, Series
              2004A, 5.125%, 7/01/34

         850 Maryland Health and Higher Educational Facilities             8/14 at 100.00        BBB+         882,997
              Authority, Revenue Bonds, MedStar Health, Series 2004,
              5.375%, 8/15/24

         800 Maryland Health and Higher Educational Facilities             7/12 at 100.00          A3         838,512
              Authority, Revenue Bonds, Union Hospital of Cecil County,
              Series 2002, 5.625%, 7/01/32

         645 Maryland Health and Higher Educational Facilities               No Opt. Call         AAA         824,252
              Authority, Revenue Bonds, University of Maryland Medical
              System, Series 1991B, 7.000%, 7/01/22 - FGIC Insured

         500 Maryland Health and Higher Educational Facilities             7/12 at 100.00          A+         539,230
              Authority, Revenue Bonds, University of Maryland Medical
              System, Series 2002, 6.000%, 7/01/22

         500 Maryland Health and Higher Educational Facilities             7/13 at 100.00         AAA         518,100
              Authority, Revenue Bonds, University of Maryland Medical
              System, Series 2004B, 5.000%, 7/01/24 - AMBAC Insured

       2,000 Prince George's County, Maryland, Revenue Bonds, Dimensions   7/06 at 100.00          B3       1,807,540
              Health Corporation, Series 1994, 5.375%, 7/01/14

       1,000 Puerto Rico Industrial, Tourist, Educational, Medical and     7/06 at 101.00         AAA       1,012,120
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series
              1995A, 6.250%, 7/01/16 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
      15,440 Total Health Care                                                                             15,839,167
---------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 6.6%

         750 Baltimore County, Maryland, GNMA Collateralized Revenue      10/08 at 102.00         AAA         762,720
              Refunding Bonds, Cross Creek Apartments, Series 1998A,
              5.250%, 10/20/33

         500 Maryland Community Development Administration, Housing        1/09 at 101.00         Aa2         506,555
              Revenue Bonds, Series 1999A, 5.350%, 7/01/41 (Alternative
              Minimum Tax)

       1,000 Maryland Community Development Administration, Housing        1/10 at 100.00         Aa2       1,039,000
              Revenue Bonds, Series 1999B, 6.250%, 7/01/32 (Alternative
              Minimum Tax)

       1,000 Maryland Community Development Administration, Multifamily   10/08 at 101.50         Aaa       1,016,200
              Development Revenue Bonds, Auburn Manor, Series 1998A,
              5.300%, 10/01/28 (Alternative Minimum Tax)

         600 Maryland Economic Development Corporation, Student Housing    7/11 at 101.00           A         635,424
              Revenue Bonds, Sheppard Pratt University Village, Series
              2001, 5.875%, 7/01/21 - ACA Insured

         570 Maryland Economic Development Corporation, Student Housing    6/16 at 100.00         AAA         586,957
              Revenue Refunding Bonds, University of Maryland College
              Park Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured

       1,420 Montgomery County Housing Opportunities Commission,           7/08 at 101.00         Aaa       1,441,541
              Maryland, FNMA/FHA-Insured Multifamily Housing Development
              Bonds, Series 1998A, 5.250%, 7/01/29 (Alternative Minimum
              Tax)

         200 Montgomery County Housing Opportunities Commission,           7/06 at 101.00         Aa2         203,096
              Maryland, GNMA/FHA-Insured Multifamily Housing Revenue
              Bonds, Series 1995A, 6.000%, 7/01/20

       1,000 Prince George's County Housing Authority, Maryland, GNMA      9/09 at 102.00         AAA       1,045,440
              Collateralized Mortgage Revenue Bonds, University Landing
              Apartments, Series 1999, 6.100%, 3/20/41 (Alternative
              Minimum Tax)

----
15

Portfolio of Investments
NUVEEN MARYLAND MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

 $       775 Prince George's County Housing Authority, Maryland, GNMA     11/06 at 100.00         AAA $       775,457
              Collateralized Mortgage Revenue Refunding Bonds, Foxglenn
              Apartments, Series 1998A, 5.450%, 11/20/14 (Alternative
              Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
       7,815 Total Housing/Multifamily                                                                      8,012,390
---------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.8%

         700 Maryland Community Development Administration, Department     9/15 at 100.00         Aa2         705,495
              of Housing and Community Development, Residential Revenue
              Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum
              Tax)

       1,200 Maryland Community Development Administration, Residential    9/15 at 100.00         Aa2       1,201,248
              Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative
              Minimum Tax)

           5 Prince George's County Housing Authority, Maryland,           8/10 at 100.00         AAA           5,159
              FHLMC/FNMA/GNMA Collateralized Single Family Mortgage
              Revenue Bonds, Series 2000A, 6.150%, 8/01/19 (Alternative
              Minimum Tax)

         250 Puerto Rico Housing Finance Authority, Mortgage-Backed        6/13 at 100.00         AAA         251,812
              Securities Program Home Mortgage Revenue Bonds, Series
              2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
       2,155 Total Housing/Single Family                                                                    2,163,714
---------------------------------------------------------------------------------------------------------------------
             Industrials - 0.3%

         500 Northeast Maryland Waste Disposal Authority, Baltimore,       1/09 at 101.00         BBB         507,715
              Resource Recovery Revenue Bonds, RESCO Retrofit Project,
              Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 2.2%

             Carroll County, Maryland, Revenue Refunding Bonds, EMA
             Obligated Group, Series 1999A:
         500  5.500%, 1/01/19 - RAAI Insured                               1/09 at 101.00          AA         520,290
         500  5.625%, 1/01/25 - RAAI Insured                               1/09 at 101.00          AA         522,430

       1,515 Maryland Economic Development Corporation, Health and         4/11 at 102.00         N/R       1,635,518
              Mental Hygiene Providers Revenue Bonds, Series 1996A,
              7.625%, 4/01/21
---------------------------------------------------------------------------------------------------------------------
       2,515 Total Long-Term Care                                                                           2,678,238
---------------------------------------------------------------------------------------------------------------------
             Materials - 1.3%

       1,500 Baltimore, Maryland, Port Facilities Revenue Bonds,          10/06 at 100.00           A       1,565,865
              Consolidation Coal Sales Company, Series 1984B, 6.500%,
              10/01/11
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 23.0%

             Anne Arundel County, Maryland, General Obligation Bonds,
             Series 2006:
         560  5.000%, 3/01/21                                              3/16 at 100.00         AA+         593,432
         435  5.000%, 3/01/21                                              3/16 at 100.00         AA+         460,970

         400 Anne Arundel County, Maryland, Water and Sewer Revenue        3/16 at 100.00         AA+         428,404
              Bonds, Series 2006, 5.000%, 3/01/17

       1,000 Baltimore County, Maryland, Metropolitan District Special     6/11 at 101.00         AAA       1,034,530
              Assessment Bonds, 67th Issue, 5.000%, 6/01/25

         750 Baltimore, Maryland, General Obligation Consolidated Public  10/14 at 100.00         AAA         787,357
              Improvement Bonds, Series 2004A, 5.000%, 10/15/22 - AMBAC
              Insured

         400 Carroll County, Maryland, Consolidated Public Improvement    12/15 at 100.00          AA         428,644
              Bonds, Series 2005A, 5.000%, 12/01/16

             Charles County, Maryland, Consolidated General Obligation
             Public Improvement Bonds, Series 2006:
       1,100  5.000%, 3/01/14                                                No Opt. Call          AA       1,180,047
         300  5.000%, 3/01/16                                                No Opt. Call          AA         322,800

         860 Frederick County, Maryland, General Obligation Public           No Opt. Call          AA         930,417
              Facilities Bonds, Series 2006, 5.000%, 11/01/20

         550 Frederick County, Maryland, Special Obligation Bonds,         7/10 at 102.00          AA         589,320
              Villages of Lake Linganore Community Development
              Authority, Series 2001A, 5.600%, 7/01/20 - RAAI Insured

             Frederick, Maryland, General Obligation Bonds, Series 2005:
       1,500  5.000%, 8/01/16 - MBIA Insured                               8/15 at 100.00         AAA       1,604,925
       2,000  5.000%, 8/01/17 - MBIA Insured                               8/15 at 100.00         AAA       2,130,460

       1,525 Howard County, Maryland, Consolidated Public Improvement      2/14 at 100.00         AAA       1,612,230
              Bonds, Series 2004B, 5.000%, 8/15/18

       1,000 Maryland, General Obligation Bonds, Series 2005, 5.000%,      8/15 at 100.00         AAA       1,069,160
              8/01/17

----
16

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

 $     3,000 Maryland, General Obligation Bonds, State and Local             No Opt. Call         Aaa $     4,014,506
              Facilities Loan, RITES PA-816-R, Series 2001, 9.072%,
              3/01/15 (IF)

       1,000 Maryland, General Obligation Bonds, State and Local             No Opt. Call         AAA       1,115,900
              Facilities Loan, Series 2002A, 5.500%, 8/01/15

       1,680 Montgomery County, Maryland, Consolidated General               No Opt. Call         AAA       1,810,166
              Obligation Public Improvement Bonds, Series 2005A, 5.000%,
              7/01/15

       1,000 Montgomery County, Maryland, Consolidated General            10/11 at 101.00         AAA       1,076,280
              Obligation Public Improvement Refunding Bonds, Series
              2001, 5.250%, 10/01/13

         300 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00           A         314,595
              2000A, 6.000%, 6/01/20 - ACA Insured

             Prince George's County, Maryland, General Obligation
             Consolidated Public Improvement Bonds, Series 2003A:
       1,000  5.000%, 10/01/17                                            10/13 at 100.00          AA       1,054,640
       2,000  5.000%, 10/01/18                                            10/13 at 100.00          AA       2,108,620

         500 Washington Suburban Sanitary District, Montgomery and         6/15 at 100.00         AAA         536,580
              Prince George's Counties, Maryland, Sewerage Disposal
              Bonds, Series 2005, 5.000%, 6/01/16

             Washington Suburban Sanitary District, Montgomery and
             Prince George's Counties, Maryland, Water Supply Bonds,
             Series 2005:
       1,230  5.000%, 6/01/16                                              6/15 at 100.00         AAA       1,319,987
       1,250  5.000%, 6/01/19                                              6/15 at 100.00         AAA       1,328,638
---------------------------------------------------------------------------------------------------------------------
      25,340 Total Tax Obligation/General                                                                  27,852,608
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 18.7%

         550 Anne Arundel County, Maryland, Tax Increment Financing          No Opt. Call         N/R         557,601
              Revenue Bonds, Parole Town Center Project, Series 2002,
              5.000%, 7/01/12

       1,000 Baltimore Board of School Commissioners, Maryland, Revenue    5/13 at 100.00         AA+       1,053,080
              Bonds, City Public School System, Series 2003A, 5.000%,
              5/01/17

       1,500 Baltimore, Maryland, Project Revenue Bonds, Series 2006,      7/16 at 100.00         AAA       1,559,580
              5.000%, 7/01/31 - AMBAC Insured

       1,000 Baltimore, Maryland, Revenue Refunding Bonds, Convention      9/08 at 102.00         AAA       1,040,830
              Center, Series 1998, 5.000%, 9/01/19 - MBIA Insured

         200 Baltimore, Maryland, Special Obligation Bonds, North Locust   9/15 at 101.00         N/R         201,776
              Point Project, Series 2005, 5.500%, 9/01/34

         450 Hyattsville, Maryland, Special Obligation Bonds, University   7/14 at 102.00         N/R         467,240
              Town Center Project, Series 2004, 5.750%, 7/01/34

       1,110 Maryland Community Development Administration,                6/10 at 101.00         Aaa       1,200,842
              Infrastructure Financing Bonds, Series 2000A, 5.875%,
              6/01/30 - MBIA Insured

         830 Maryland Department of Transportation, Certificates of       10/10 at 101.00         AA+         877,352
              Participation, Mass Transit Administration Project, Series
              2000, 5.500%, 10/15/18 (Alternative Minimum Tax)

       1,750 Maryland Department of Transportation, Consolidated             No Opt. Call          AA       1,945,738
              Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16

       1,000 Maryland Department of Transportation, Consolidated             No Opt. Call          AA       1,069,530
              Transportation Revenue Bonds, Series 2004, 5.000%, 5/01/13

         935 Maryland Economic Development Corporation, Lease Revenue      6/12 at 100.50         AA+       1,006,920
              Bonds, Department of Transportation Headquarters Building,
              Series 2002, 5.375%, 6/01/19

             Maryland Economic Development Corporation, Lease Revenue
             Bonds, Montgomery County Town Square Parking Garage, Series
             2002A:
         430  5.000%, 9/15/13                                              9/12 at 100.00         AA+         456,793
         650  5.000%, 9/15/16                                              9/12 at 100.00         AA+         687,973
       1,760 Maryland Stadium Authority, Lease Revenue Bonds, Convention   6/06 at 101.00         AAA       1,779,923
              Center Expansion, Series 1994, 5.875%, 12/15/12 - AMBAC
              Insured
       1,540 Maryland Stadium Authority, Lease Revenue Bonds, Montgomery   6/13 at 100.00         AA+       1,598,782
              County Conference Center Facilities, Series 2003, 5.000%,
              6/15/22
         815 Montgomery County, Maryland, Lease Revenue Bonds, College     5/15 at 100.00          A1         850,713
              of Arts Center Project, Series 2005A, 5.000%, 5/01/20

----
17

Portfolio of Investments
NUVEEN MARYLAND MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)               Value
-------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

 $     1,470 Montgomery County, Maryland, Lease Revenue Bonds, Metrorail   6/12 at 100.00          AA     $     1,525,096
              Garage, Series 2002, 5.000%, 6/01/21

         500 Montgomery County, Maryland, Special Obligation Bonds, West   7/12 at 101.00          AA             525,520
              Germantown Development District, Senior Series 2002A,
              5.375%, 7/01/20 - RAAI Insured

         500 New Baltimore City Board of School Commissioners, Maryland,  11/10 at 100.00         AA+             526,065
              School System Revenue Bonds, Series 2000, 5.125%, 11/01/15

       1,000 Prince George's County, Maryland, Lease Revenue Bonds,        6/13 at 100.00         AAA           1,060,800
              Upper Marlboro Justice Center, Series 2003A, 5.000%,
              6/30/14 - MBIA Insured

       1,000 Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%,   8/12 at 100.00         AAA           1,063,160
              8/01/21 - FSA Insured

       1,500 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00         BBB           1,643,430
              Taxes Loan Note, Series 1999A, 6.500%, 10/01/24
-------------------------------------------------------------------------------------------------------------------------
      21,490 Total Tax Obligation/Limited                                                                      22,698,744
-------------------------------------------------------------------------------------------------------------------------
             Transportation - 0.7%

             Maryland Health and Higher Educational Facilities
             Authority, Parking Facilities Revenue Bonds, Johns Hopkins
             Medical Institution, Series 2004B:
         150  5.000%, 7/01/13 - AMBAC Insured                                No Opt. Call         AAA             159,882
         175  5.000%, 7/01/14 - AMBAC Insured                                No Opt. Call         AAA             186,918

         500 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00         CCC             453,980
              Bonds, American Airlines Inc., Series 1996A, 6.250%,
              6/01/26 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
         825 Total Transportation                                                                                 800,780
-------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 14.7% (3)

       1,250 Baltimore County, Maryland, Consolidated General Obligation   8/12 at 100.00         AAA           1,331,138
              Public Improvement Bonds, Series 2002, 5.000%, 8/01/18
              (Pre-refunded 8/01/12)

         795 Baltimore, Maryland, Revenue Refunding Bonds, Water             No Opt. Call         AAA             838,439
              Projects, Series 1998A, 5.000%, 7/01/28 - FGIC Insured
              (ETM)

             Frederick County, Maryland, General Obligation Public
             Facilities Bonds, Series 2002:
       1,250  5.000%, 11/01/20 (Pre-refunded 11/01/12)                    11/12 at 101.00          AA (3)       1,341,675
       1,250  5.000%, 11/01/21 (Pre-refunded 11/01/12)                    11/12 at 101.00          AA (3)       1,341,675

       2,165 Gaithersburg, Maryland, Nursing Home Revenue Refunding          No Opt. Call         AAA           2,377,062
              Bonds, Shady Grove Adventist Nursing and Rehabilitation
              Center, Series 1992, 6.500%, 9/01/12 - FSA Insured (ETM)

       1,000 Howard County, Maryland, Consolidated Public Improvement      2/12 at 100.00         AAA           1,074,490
              Refunding Bonds, Series 2002A, 5.250%, 8/15/18
              (Pre-refunded 2/15/12)

       1,100 Howard County, Maryland, Consolidated Public Improvement      8/12 at 100.00         AAA           1,171,676
              Refunding Bonds, Series 2003A, 5.000%, 8/15/14
              (Pre-refunded 8/15/12)

             Maryland Economic Development Corporation, Student Housing
             Revenue Bonds, Collegiate Housing Foundation - College
             Park, Series 1999A:
       1,250  5.750%, 6/01/19 (Pre-refunded 6/01/09)                       6/09 at 102.00        Baa2 (3)       1,342,125
         250  5.750%, 6/01/24 (Pre-refunded 6/01/09)                       6/09 at 102.00        Baa2 (3)         268,425

       1,610 Maryland Health and Higher Educational Facilities               No Opt. Call         AAA           1,716,550
              Authority, Revenue Bonds, Helix Health, Series 1997,
              5.000%, 7/01/27 - AMBAC Insured (ETM)

         750 Maryland Health and Higher Educational Facilities             7/10 at 101.00          A3 (3)         841,628
              Authority, Revenue Bonds, University of Maryland Medical
              System, Series 2000, 6.750%, 7/01/30 (Pre-refunded 7/01/10)

       1,230 Maryland Transportation Authority, Revenue Refunding Bonds,     No Opt. Call         AAA           1,403,713
              Transportation Facilities Projects, First Series 1978,
              6.800%, 7/01/16 (ETM)

             Puerto Rico Infrastructure Financing Authority, Special
             Obligation Bonds, Series 2000A:
         750  5.500%, 10/01/20                                            10/10 at 101.00         AAA             806,048
       1,175  5.500%, 10/01/40                                            10/10 at 101.00         AAA           1,253,102

         660 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00         AAA             687,984
              Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
              (Pre-refunded 7/01/10)
-------------------------------------------------------------------------------------------------------------------------
      16,485 Total U.S. Guaranteed                                                                             17,795,730
-------------------------------------------------------------------------------------------------------------------------

----
18

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Utilities - 0.8%

 $     1,000 Maryland Energy Financing Administration, Revenue Bonds,      9/07 at 100.00         N/R $     1,010,220
              AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 0.1%

         100 Maryland Energy Financing Administration, Solid Waste        12/06 at 102.00          A-         102,874
              Disposal Revenue Bonds, Baltimore Wheelabrator Water
              Projects LLC, Series 1996, 6.450%, 12/01/16 (Alternative
              Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
 $   111,205 Total Investments (cost $115,148,214) - 97.3%                                                117,944,200
---------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 2.7%                                                           3,233,913
             -------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                        $   121,178,113
             -------------------------------------------------------------------------------------------------------

           (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
           (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade. The ratings shown for inverse floating rate investments represent those of the underlying bonds and not the inverse floating rate investments themselves. Inverse floating rate investments likely present greater credit risk to the holders of such investments than to those holders of the underlying bonds.
           (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
           N/R Not rated.
         (ETM) Escrowed to maturity.
          (IF) Inverse floating rate investment.

                                See accompanying notes to financial statements.

----
19

Portfolio of Investments
NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)          Value
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 18.3%

 $     1,190 Allegheny County Higher Education Building Authority,           No Opt. Call        Baa3 $    1,275,204
              Pennsylvania, College Revenue Refunding Bonds, Robert
              Morris College, Series 1998A, 5.500%, 5/01/15

       4,000 Allegheny County Higher Education Building Authority,         6/06 at 100.00         AA-      4,013,920
              Pennsylvania, Revenue Bonds, Carnegie Mellon University,
              Series 2002, 5.450%, 3/01/27

             Chester County Health and Education Facilities Authority,
             Pennsylvania, College Revenue Bonds, Immaculata College,
             Series 1998:
       1,300  5.600%, 10/15/18                                            10/08 at 102.00         BB+      1,304,654
         550  5.625%, 10/15/27                                            10/08 at 102.00         BB+        551,227

       1,815 Delaware County Authority, Pennsylvania, College Revenue     10/08 at 100.00        BBB-      1,833,858
              Refunding Bonds, Neumann College, Series 1998A, 5.375%,
              10/01/26

       1,645 Delaware County Authority, Pennsylvania, Revenue Bonds,       8/15 at 100.00         AAA      1,715,538
              Villanova University, Series 2005, 5.000%, 8/01/24 - MBIA
              Insured

             Delaware County Authority, Pennsylvania, Revenue Bonds,
             Villanova University, Series 2006:
         980  5.000%, 8/01/23 - AMBAC Insured                              8/16 at 100.00         AAA      1,029,774
         480  5.000%, 8/01/24 - AMBAC Insured                              8/16 at 100.00         AAA        503,174

       1,000 Delaware County Authority, Pennsylvania, Revenue Refunding    8/13 at 100.00         AAA      1,066,510
              Bonds, Villanova University, Series 2003, 5.250%,
              8/01/20 - FGIC Insured

       2,000 Indiana County Industrial Development Authority,             11/14 at 100.00         AAA      2,078,580
              Pennsylvania, Revenue Bonds, Student Cooperative
              Association Inc./Indiana University of
              Pennsylvania - Student Union Project, Series 2004,
              5.000%, 11/01/24 - AMBAC Insured

         910 Montgomery County Higher Education and Health Authority,      4/16 at 100.00          AA        860,314
              Pennsylvania, Revenue Bonds, Arcadia University, Series
              2006, 4.500%, 4/01/30 - RAAI Insured

       2,500 Montgomery County Industrial Development Authority,           8/15 at 100.00         Aaa      2,603,725
              Pennsylvania, Revenue Bonds, Hill School, Series 2005,
              5.000%, 8/15/26 - MBIA Insured

         715 Pennsylvania Higher Educational Facilities Authority,         5/16 at 100.00          A-        697,125
              Revenue Bonds, Allegheny College, Series 2006, 4.750%,
              5/01/31

       2,150 Pennsylvania Higher Educational Facilities Authority,         4/08 at 102.00        BBB-      2,214,285
              Revenue Bonds, Geneva College, Series 1998, 5.375%, 4/01/15

       1,000 Pennsylvania Higher Educational Facilities Authority,         7/15 at 100.00          AA      1,028,350
              Revenue Bonds, University of Pennsylvania, Series 2005C,
              5.000%, 7/15/38

       1,250 Pennsylvania Higher Educational Facilities Authority,         5/15 at 100.00         AAA      1,252,200
              University of the Sciences in Philadelphia Revenue Bonds,
              Series 2005, 4.750%, 11/01/33 - XLCA Insured

       7,000 Pennsylvania State University, General Obligation Refunding     No Opt. Call          AA      7,583,660
              Bonds, Series 2002, 5.250%, 8/15/13

         500 Union County, Higher Education Facilities Financing           4/13 at 100.00         Aa2        532,405
              Authority, Pennsylvania, Revenue Bonds, Bucknell
              University, Series 2002A, 5.250%, 4/01/22
--------------------------------------------------------------------------------------------------------------------
      30,985 Total Education and Civic Organizations                                                      32,144,503
--------------------------------------------------------------------------------------------------------------------
             Health Care - 5.8%

         470 Allegheny County Hospital Development Authority,              4/15 at 100.00        Baa2        467,721
              Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
              Series 2005A, 5.125%, 4/01/35

       2,500 Chester County Health and Educational Facilities Authority,   5/08 at 101.00         AA-      2,569,275
              Pennsylvania, Health System Revenue Bonds, Jefferson
              Health System, Series 1997B, 5.375%, 5/15/27

       1,585 Jeannette Health Services Authority, Pennsylvania, Hospital  11/06 at 102.00         BB-      1,573,953
              Revenue Bonds, Jeannette District Memorial Hospital,
              Series 1996A, 6.000%, 11/01/18

         900 Lehigh County General Purpose Authority, Pennsylvania,        8/13 at 100.00        Baa1        926,172
              Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
              Series 2003, 5.375%, 8/15/33

         750 Lehigh County General Purpose Authority, Pennsylvania,       11/14 at 100.00           A        778,973
              Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%,
              11/01/24

         945 Pennsylvania Higher Educational Facilities Authority,         8/15 at 100.00         AAA      1,001,653
              Revenue Bonds, University of Pennsylvania Health Services,
              Series 2005B, 5.000%, 8/15/16 - FGIC Insured

----
20

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)          Value
--------------------------------------------------------------------------------------------------------------------
             Health Care (continued)

             Pottsville Hospital Authority, Pennsylvania, Hospital
             Revenue Bonds, Pottsville Hospital and Warne Clinic, Series
             1998:
 $     1,265  5.250%, 7/01/10                                                No Opt. Call         BB+ $    1,277,422
         500  5.625%, 7/01/24                                              7/08 at 100.00         BB+        496,890

             Southcentral Pennsylvania General Authority, Revenue Bonds,
             Hanover Hospital Inc., Series 2005:
         430  5.000%, 12/01/27 - RAAI Insured                             12/15 at 100.00          AA        439,795
         300  5.000%, 12/01/29 - RAAI Insured                             12/15 at 100.00          AA        305,223

         260 St. Mary Hospital Authority, Pennsylvania, Health System     11/14 at 100.00          A1        270,358
              Revenue Bonds, Catholic Health East, Series 2004B, 5.375%,
              11/15/34
--------------------------------------------------------------------------------------------------------------------
       9,905 Total Health Care                                                                            10,107,435
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 6.1%

       5,920 Delaware County Authority, Pennsylvania, Student Housing      7/10 at 102.00         N/R      6,594,584
              Revenue Bonds, Collegiate Housing Foundation - Eastern
              College, Series 2000A, 8.250%, 7/01/29

       1,360 Delaware County Industrial Development Authority,               No Opt. Call         AAA      1,388,655
              Pennsylvania, Multifamily Housing Revenue Bonds, Darby
              Townhouses Project, Series 2002A, 4.850%, 4/01/12
              (Alternative Minimum Tax)

       1,800 Pennsylvania Higher Educational Facilities Authority,         7/15 at 100.00         AAA      1,842,822
              Revenue Bonds, Slippery Rock University Foundation Inc.,
              Student Housing Project, Series 2005A, 5.000%,
              7/01/37 - XLCA Insured

         240 Philadelphia Authority for Industrial Development,            5/15 at 102.00        Baa2        240,876
              Pennsylvania, Multifamily Housing Revenue Bonds,
              Presbyterian Homes Germantown - Morrisville Project,
              Series 2005A, 5.625%, 7/01/35

         615 Philadelphia Redevelopment Authority, Pennsylvania,          10/13 at 100.00           A        603,616
              Multifamily Housing Revenue Bonds, Pavilion Apartments,
              Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
       9,935 Total Housing/Multifamily                                                                    10,670,553
--------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.5%

       1,870 Pennsylvania Housing Finance Agency, Single Family Mortgage   4/15 at 100.00         AA+      1,884,661
              Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26
              (Alternative Minimum Tax)

         765 Pittsburgh Urban Redevelopment Authority, Pennsylvania,       4/07 at 102.00         AAA        787,078
              Mortgage Revenue Bonds, Series 1997A, 6.200%, 10/01/21
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
       2,635 Total Housing/Single Family                                                                   2,671,739
--------------------------------------------------------------------------------------------------------------------
             Industrials - 2.4%

       3,000 Delaware County Industrial Development Authority,             1/08 at 102.00         BB+      3,080,520
              Pennsylvania, Resource Recovery Revenue Refunding Bonds,
              Series 1997A, 6.200%, 7/01/19

       1,000 Pennsylvania Industrial Development Authority, Economic       7/12 at 101.00         AAA      1,086,700
              Development Revenue Bonds, Series 2002, 5.500%,
              7/01/19 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
       4,000 Total Industrials                                                                             4,167,220
--------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 1.2%

             Chester County Health and Education Facilities Authority,
             Pennsylvania, Mortgage Revenue Refunding Bonds, Tel Hai
             Obligated Group, Series 1998:
       1,000  5.400%, 6/01/18                                             12/08 at 100.00        BBB-        970,380
       1,100  5.500%, 6/01/25                                             12/08 at 100.00        BBB-      1,068,584
--------------------------------------------------------------------------------------------------------------------
       2,100 Total Long-Term Care                                                                          2,038,964
--------------------------------------------------------------------------------------------------------------------
             Materials - 0.5%

         560 Bradford County Industrial Development Authority,            12/15 at 100.00         BBB        560,039
              Pennsylvania, Solid Waste Disposal Revenue Bonds,
              International Paper Company, Series 2005B, 5.200%,
              12/01/19 (Alternative Minimum Tax)

         440 Bucks County Industrial Development Authority,                  No Opt. Call        BBB+        469,278
              Pennsylvania, Environmental Improvement Revenue Bonds, USX
              Corporation Project, Series 1995, 5.400%, 11/01/17
              (Mandatory put 11/01/11)
--------------------------------------------------------------------------------------------------------------------
       1,000 Total Materials                                                                               1,029,317
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 19.1%

       1,225 Bentworth School District, Washington County, Pennsylvania,   3/16 at 100.00         AAA      1,280,395
              General Obligation Bonds, Series 2006B, 5.000%,
              3/15/25 - FSA Insured

----
21

Portfolio of Investments
NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)          Value
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

             Boyertown Area School District, Berks and Montgomery
             Counties, Pennsylvania, General Obligation Bonds, Series
             2005:
 $     1,170  5.000%, 10/01/23 - FSA Insured                               4/15 at 100.00         Aaa $    1,223,036
       1,000  5.000%, 10/01/24 - FSA Insured                               4/15 at 100.00         Aaa      1,043,090
       1,000  5.000%, 10/01/25 - FSA Insured                               4/15 at 100.00         Aaa      1,041,610

       1,000 Central Bucks County School District, Pennsylvania, General   5/13 at 100.00         Aaa      1,037,170
              Obligation Bonds, Series 2003, 5.000%, 5/15/23 - MBIA
              Insured

       1,665 Centre County, Pennsylvania, General Obligation Bonds,        7/13 at 100.00         Aaa      1,780,035
              Series 2003, 5.250%, 7/01/17 - MBIA Insured

       3,125 Chichester School District, Delaware County, Pennsylvania,      No Opt. Call         AAA      1,254,500
              General Obligation Bonds, Series 1999, 0.000%,
              3/01/26 - FGIC Insured

       1,715 Delaware County, Pennsylvania, General Obligation Bonds,     10/15 at 100.00          AA      1,803,031
              Series 2005, 5.000%, 10/01/20

         950 Delaware Valley Regional Finance Authority, Pennsylvania,       No Opt. Call         AA-      1,055,336
              Local Government Revenue Bonds, Series 2002, 5.750%,
              7/01/17

       1,635 Girard School District, Erie County, Pennsylvania, General      No Opt. Call         AAA        548,919
              Obligation Bonds, Series 1999B, 0.000%, 11/15/28 - FGIC
              Insured

       1,240 Luzerne County, Pennsylvania, General Obligation Bonds,       5/13 at 100.00         Aaa      1,331,884
              Series 2003A, 5.250%, 11/15/16 - MBIA Insured

       4,875 McKeesport Area School District, Allegheny County,              No Opt. Call         AAA      2,010,548
              Pennsylvania, General Obligation Bonds, Series 1997D,
              0.000%, 10/01/24 - MBIA Insured

       1,000 Meadville, Crawford County, Pennsylvania, General            10/15 at 100.00         Aaa      1,037,320
              Obligation Bonds, Series 2005,
              5.000%, 10/01/25 - XLCA Insured

       2,195 Montour School District, Allegheny County, Pennsylvania,        No Opt. Call         AAA      1,589,707
              General Obligation Bonds, Series 1993B, 0.000%,
              1/01/14 - MBIA Insured

       1,500 Owen J Roberts School District, Chester County,               5/16 at 100.00         Aaa      1,571,280
              Pennsylvania, General Obligation Bonds, Series 2006,
              5.000%, 5/15/24 (WI/DD, Settling 6/15/06) - FSA Insured

             Pennsylvania, General Obligation Bonds, Second Series 2005:
       1,500  5.000%, 1/01/18                                              1/16 at 100.00          AA      1,589,565
       1,000  5.000%, 1/01/19                                              1/16 at 100.00          AA      1,056,480

       2,500 Pennsylvania, General Obligation Bonds, Series 2006-1,       10/16 at 100.00          AA      2,658,575
              5.000%, 10/01/18 (WI/DD, Settling 6/08/06)

       1,000 Philadelphia, Pennsylvania, General Obligation Bonds,           No Opt. Call         AAA      1,070,880
              Series 2003A, 5.250%, 2/15/13 - XLCA Insured

       1,575 Pittsburgh, Pennsylvania, General Obligation Bonds, Series      No Opt. Call         AAA      1,713,127
              2006B, 5.250%, 9/01/16 (WI/DD, Settling 6/07/06) - FSA
              Insured

       2,560 Souderton Area School District, Bucks and Montgomery          5/15 at 100.00         Aaa      2,679,373
              Counties, Pennsylvania, General Obligation Bonds, Series
              2005, 5.000%, 11/15/22 - FGIC Insured

       1,580 West Chester Area School District, Chester and Delaware      11/15 at 100.00         Aaa      1,664,530
              Counties, Pennsylvania, General Obligation Bonds, Series
              2006A, 5.000%, 5/15/20 - FSA Insured

       1,315 Woodland Hills School District, Allegheny County,             9/15 at 100.00         AAA      1,395,070
              Pennsylvania, General Obligation Bonds, Series 2005D,
              5.000%, 9/01/17 - FSA Insured
--------------------------------------------------------------------------------------------------------------------
      38,325 Total Tax Obligation/General                                                                 33,435,461
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 11.9%

       4,500 Allegheny County Industrial Development Authority,           11/12 at 100.00         AAA      4,612,680
              Pennsylvania, Revenue Bonds, Guaranteed County Building
              Project, Series 2002A, 5.000%, 11/01/29 - MBIA Insured

       1,000 Allegheny County Redevelopment Authority, Pennsylvania, Tax  12/10 at 101.00         N/R      1,079,810
              Increment Finance Bonds, Waterfront Project, Series 2000A,
              6.300%, 12/15/18

       1,500 Erie County Convention Center Authority, Pennsylvania,        1/15 at 100.00         AAA      1,538,475
              Convention Center Revenue Bonds, Series 2005, 5.000%,
              1/15/36 - FGIC Insured

       1,000 Harrisburg Parking Authority, Pennsylvania, Guaranteed        9/11 at 100.00         Aaa      1,038,180
              Revenue Refunding Bonds, Series 2001J,
              5.000%, 9/01/22 - MBIA Insured

----
22

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
-----------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             Pennsylvania Turnpike Commission, Oil Franchise Tax Senior
             Lien Revenue Bonds, Series 2003A:
 $       640  5.250%, 12/01/14 - MBIA Insured                             12/13 at 100.00         AAA    $      692,173
       1,000  5.250%, 12/01/15 - MBIA Insured                             12/13 at 100.00         AAA         1,077,220
       1,150  5.250%, 12/01/17 - MBIA Insured                             12/13 at 100.00         AAA         1,233,502
       2,000  5.250%, 12/01/19 - MBIA Insured                             12/13 at 100.00         AAA         2,141,360

       1,000 Pennsylvania Turnpike Commission, Oil Franchise Tax          12/13 at 100.00         AAA         1,072,610
              Subordinate Lien Revenue Bonds, Series 2003B, 5.250%,
              12/01/18 - MBIA Insured

             Pennsylvania Turnpike Commission, Registration Fee Revenue
             Bonds, Series 2005A:
       1,300  5.250%, 7/15/18 - FSA Insured                                  No Opt. Call         AAA         1,425,333
       1,270  5.250%, 7/15/19 - FSA Insured                                  No Opt. Call         AAA         1,395,997

       1,300 Philadelphia Municipal Authority, Pennsylvania, Lease        11/13 at 100.00         AAA         1,371,084
              Revenue Bonds, Series 2003B,
              5.250%, 11/15/17  - FSA Insured

       1,000 Philadelphia Redevelopment Authority, Pennsylvania, Revenue   4/12 at 100.00         AAA         1,070,200
              Bonds, Philadelphia Neighborhood Transformation
              Initiative, Series 2002A, 5.500%, 4/15/22 - FGIC Insured

       1,000 Puerto Rico, Highway Revenue Bonds, Highway and                 No Opt. Call         AAA         1,121,800
              Transportation Authority, Series 2003AA,
              5.500%, 7/01/20 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------
      19,660 Total Tax Obligation/Limited                                                                    20,870,424
-----------------------------------------------------------------------------------------------------------------------
             Transportation - 8.5%

       2,500 Philadelphia Airport System, Pennsylvania, Revenue Bonds,     6/07 at 102.00         AAA         2,552,300
              Series 1997B, 5.400%, 6/15/27 - FGIC Insured (Alternative
              Minimum Tax)

             Pittsburgh and Allegheny County Sports and Exhibition
             Authority, Pennsylvania, Parking Revenue Bonds, Series
             2001A:
       1,000  5.300%, 12/01/21 - AMBAC Insured                            12/06 at 100.00         Aaa         1,007,060
       4,500  5.375%, 12/01/30 - AMBAC Insured                            12/06 at 100.00         Aaa         4,532,130

       4,535 Pittsburgh Public Parking Authority, Pennsylvania, Parking      No Opt. Call         AAA         4,806,964
              System Revenue Refunding Bonds, Series 2002, 5.000%,
              12/01/11 - AMBAC Insured

       2,000 Susquehanna Area Regional Airport Authority, Pennsylvania,    1/13 at 100.00         Aaa         2,043,200
              Airport System Revenue Bonds, Series 2003B, 5.000%,
              1/01/33 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------
      14,535 Total Transportation                                                                            14,941,654
-----------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 12.0% (3)

       1,550 Allegheny County Hospital Development Authority,                No Opt. Call         AAA         1,851,057
              Pennsylvania, Hospital Revenue Bonds, Allegheny Valley
              Hospital - Sublessee, Series 1982Q, 7.000%, 8/01/15 (ETM)

       2,995 Deer Lakes School District, Allegheny County, Pennsylvania,   7/06 at 100.00         AAA         3,290,726
              General Obligation Bonds, Series 1995, 6.350%,
              1/15/14 - MBIA Insured (ETM)

       1,320 Delaware County Authority, Pennsylvania, Health Facilities   12/06 at 102.00         Aaa         1,362,702
              Revenue Bonds, Mercy Health Corporation of Southeastern
              Pennsylvania Obligation Group, Series 1996, 6.000%,
              12/15/26 (ETM)

       1,050 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,            No Opt. Call         AAA         1,248,366
              Twelfth Series 1990B, 7.000%, 5/15/20 - MBIA Insured (ETM)

       2,000 Philadelphia Hospitals and Higher Education Facilities          No Opt. Call       BBB+ (3)      2,004,400
              Authority, Pennsylvania, Hospital Revenue Refunding Bonds,
              Pennsylvania Hospital, Series 1996, 6.250%, 7/01/06 (ETM)

       3,000 Pittsburgh Public Parking Authority, Pennsylvania, Parking    6/10 at 100.00         AAA         3,251,820
              System Revenue Bonds, Series 2000, 6.000%, 12/01/24
              (Pre-refunded 6/01/10) - AMBAC Insured

             Plum Borough School District, Allegheny County,
             Pennsylvania, General Obligation Bonds, Series 2001:
       1,745  5.200%, 9/15/23 (Pre-refunded 9/15/11) - FGIC Insured        9/11 at 100.00         AAA         1,856,401
       3,700  5.250%, 9/15/30 (Pre-refunded 9/15/11) - FGIC Insured        9/11 at 100.00         AAA         3,944,977

         900 West View Borough Municipal Authority, Allegheny County,        No Opt. Call         AAA         1,132,227
              Pennsylvania, Special Obligation Bonds, Series 1985A,
              9.500%, 11/15/14 (ETM)

       1,000 Wilkes-Barre Area School District, Luzerne County,            4/14 at 100.00         AAA         1,085,050
              Pennsylvania, General Obligation Bonds, Series 2003A,
              5.250%, 4/01/20 (Pre-refunded 4/01/14) - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------
      19,260 Total U.S. Guaranteed                                                                           21,027,726
-----------------------------------------------------------------------------------------------------------------------

----
23

Portfolio of Investments
NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)          Value
--------------------------------------------------------------------------------------------------------------------
             Utilities - 5.5%

 $     1,875 Allegheny County Industrial Development Authority,              No Opt. Call         AAA $    1,916,306
              Pennsylvania, Pollution Control Revenue Refunding Bonds,
              Duquesne Light Company, Series 1999A, 4.350%,
              12/01/13 - AMBAC Insured

       1,345 Lehigh County Industrial Development Authority,               2/15 at 100.00         AAA      1,345,390
              Pennsylvania, Pollution Control Revenue Bonds,
              Pennsylvania Power and Light Company, Series 2005, 4.750%,
              2/15/27 - FGIC Insured

         320 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,            No Opt. Call         AAA        338,566
              Eighteenth Series 2004, 5.000%, 8/01/13 - AGC Insured

         315 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,          9/14 at 100.00         AAA        324,311
              General Ordinance, Fifth Series 2004A-1,
              5.000%, 9/01/26 - FSA Insured

       2,650 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,          8/13 at 100.00         AAA      2,713,123
              General Ordinance, Fourth Series 1998,
              5.000%, 8/01/32 - FSA Insured

       1,000 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,          7/13 at 100.00         AAA      1,062,180
              General Ordinance, Seventeenth Series 2003, 5.375%,
              7/01/19 - FSA Insured

       1,875 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/15 at 100.00         AAA      1,939,256
              Series 2005RR, 5.000%, 7/01/35 - FGIC Insured
--------------------------------------------------------------------------------------------------------------------
       9,380 Total Utilities                                                                               9,639,132
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 6.5%

         265 Bucks County Water and Sewerage Authority, Pennsylvania,        No Opt. Call         AAA        287,827
              Sewerage System Revenue Bonds, Neshaminy Interceptor
              Project, Series 2004, 5.250%, 6/01/14 - FSA Insured

       5,000 Delaware County Industrial Development Authority,            10/12 at 100.00         AAA      5,180,900
              Pennsylvania, Water Facilities Revenue Bonds, Philadelphia
              Water Company, Series 2001, 5.350%, 10/01/31 - AMBAC
              Insured (Alternative Minimum Tax)

       1,930 Harrisburg Authority, Dauphin County, Pennsylvania, Water     7/14 at 100.00         AAA      2,008,937
              Revenue Refunding Bonds, Series 2004, 5.000%,
              7/15/22 - FSA Insured

         850 Philadelphia, Pennsylvania, Water and Wastewater Revenue      7/15 at 100.00         AAA        886,202
              Bonds, Series 2005A, 5.000%, 7/01/23 - FSA Insured

       3,000 Unity Township Municipal Authority, Pennsylvania, Sewerage   12/14 at 100.00         AAA      3,088,947
              Revenue Bonds, Series 2004, 5.000%, 12/01/34 - FSA Insured
--------------------------------------------------------------------------------------------------------------------
      11,045 Total Water and Sewer                                                                        11,452,813
--------------------------------------------------------------------------------------------------------------------
 $   172,765 Total Long-Term Investments (cost $169,691,040) - 99.3%                                     174,196,941
--------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 2.6%

       4,500 Puerto Rico Government Development Bank, Adjustable                                 A-1+      4,500,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 3.160%, 12/01/15 - MBIA Insured (4)
--------------------------------------------------------------------------------------------------------------------
 $     4,500 Total Short-Term Investments (cost $4,500,000)                                                4,500,000
--------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $174,191,040) - 101.9%                                              178,696,941
             ------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - (1.9)%                                                      (3,303,659)
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                        $  175,393,282
             ------------------------------------------------------------------------------------------------------

            (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
            (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
            (3) Backed by an escrow or trust containing sufficient U.S.
                Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
            (4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
            N/R Not rated.
          WI/DD  Purchased on a when-issued or delayed delivery basis.
          (ETM) Escrowed to maturity.

----
24

                                See accompanying notes to financial statements.

Portfolio of Investments
NUVEEN VIRGINIA MUNICIPAL BOND FUND
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 2.7%

 $       500 James City County Industrial Development Authority,           4/07 at 101.00          A+ $       512,570
              Virginia, Sewerage and Solid Waste Disposal Facilities
              Revenue Bonds, Anheuser Busch, Series 1997, 6.000%,
              4/01/32 (Alternative Minimum Tax)

             Tobacco Settlement Financing Corporation of Virginia,
             Tobacco Settlement Asset-Backed Bonds, Series 2005:
       2,075  5.250%, 6/01/19                                              6/15 at 100.00         BBB       2,105,461
       5,125  5.500%, 6/01/26                                              6/15 at 100.00         BBB       5,239,954
---------------------------------------------------------------------------------------------------------------------
       7,700 Total Consumer Staples                                                                         7,857,985
---------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 5.6%

             Loudoun County Industrial Development Authority, Virginia,
             Revenue Refunding Bonds, George Washington University,
             Series 1992:
         500  6.250%, 5/15/12                                             11/06 at 100.00          A2         503,185
       2,225  6.250%, 5/15/22                                             11/06 at 100.00          A2       2,239,173

             Prince William County Industrial Development Authority,
             Virginia, Educational Facilities Revenue Bonds, Catholic
             Diocese of Arlington, Series 2003:
       1,000  4.375%, 10/01/13                                               No Opt. Call          A3       1,009,950
       1,135  5.500%, 10/01/33                                            10/13 at 101.00          A3       1,177,517

       2,000 Prince William County Park Authority, Virginia, Park         10/09 at 101.00          A3       2,123,200
              Facilities Revenue Refunding and Improvement Bonds, Series
              1999, 6.000%, 10/15/28

         300 Puerto Rico Industrial, Tourist, Educational, Medical and     9/11 at 100.00         BBB         303,885
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, University of the Sacred
              Heart, Series 2001, 5.250%, 9/01/31

         800 Puerto Rico Industrial, Tourist, Educational, Medical and    12/12 at 101.00        BBB-         822,600
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Refunding Bonds, Ana G. Mendez
              University System, Series 2002, 5.375%, 12/01/21

       1,500 Rockbridge County Industrial Development Authority,           7/11 at 100.00          B2       1,501,185
              Virginia, Horse Center Revenue Refunding Bonds, Series
              2001C, 6.850%, 7/15/21

         590 The Rector and Visitors of the University of Virginia,        6/15 at 100.00         AAA         625,754
              General Revenue Bonds, Series 2005, 5.000%, 6/01/18

       1,250 University of Puerto Rico, University System Revenue Bonds,   6/10 at 100.00         AAA       1,342,113
              Series 2000O, 5.750%, 6/01/19 - MBIA Insured

       2,500 Virginia College Building Authority, Educational Facilities     No Opt. Call         Aa1       2,671,750
              Revenue Bonds, Public Higher Education Financing Program,
              Series 2004B, 5.000%, 9/01/13

         420 Virginia College Building Authority, Educational Facilities   7/06 at 100.00          AA         420,676
              Revenue Bonds, Washington and Lee University, Series 1994,
              5.750%, 1/01/14

       1,250 Virginia College Building Authority, Educational Facilities   7/08 at 101.00          AA       1,271,337
              Revenue Refunding Bonds, Marymount University, Series
              1998, 5.125%, 7/01/28 - RAAI Insured
---------------------------------------------------------------------------------------------------------------------
      15,470 Total Education and Civic Organizations                                                       16,012,325
---------------------------------------------------------------------------------------------------------------------
             Health Care - 6.7%

       1,500 Albemarle County Industrial Development Authority,           10/12 at 100.00          A2       1,528,845
              Virginia, Hospital Revenue Bonds, Martha Jefferson
              Hospital, Series 2002, 5.250%, 10/01/35

         310 Fairfax County Industrial Development Authority, Virginia,      No Opt. Call         AA+         324,421
              Hospital Revenue Refunding Bonds, Inova Health System,
              Series 1993A, 5.000%, 8/15/23

       2,000 Fredericksburg Industrial Development Authority, Virginia,    6/07 at 102.00         AAA       2,064,160
              Hospital Facilities Revenue Refunding Bonds, MediCorp
              Health System Obligated Group, Series 1996, 5.250%,
              6/15/23 - AMBAC Insured

       1,375 Fredericksburg Industrial Development Authority, Virginia,    6/12 at 100.00          A3       1,390,620
              Revenue Bonds, MediCorp Health System, Series 2002B,
              5.125%, 6/15/33

       3,250 Hanover County Industrial Development Authority, Virginia,      No Opt. Call         AAA       3,757,228
              Hospital Revenue Bonds, Memorial Regional Medical Center,
              Series 1995, 6.375%, 8/15/18 - MBIA Insured

       2,000 Henrico County Economic Development Authority, Virginia,     11/12 at 100.00          A-       2,078,300
              Revenue Bonds, Bon Secours Health System Inc., Series
              2002A, 5.600%, 11/15/30

----
25

Portfolio of Investments
NUVEEN VIRGINIA MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Health Care (continued)

 $     2,320 Manassas Industrial Development Authority, Virginia,          4/13 at 100.00          A2 $     2,383,452
              Hospital Revenue Bonds, Prince William Hospital, Series
              2002, 5.250%, 4/01/33

             Medical College of Virginia Hospital Authority, General
             Revenue Bonds, Series 1998:
         500  5.250%, 7/01/14 - MBIA Insured                               7/08 at 102.00         AAA         522,490
       2,000  5.125%, 7/01/23 - MBIA Insured                               7/08 at 102.00         AAA       2,051,180

       2,785 Roanoke Industrial Development Authority, Virginia,           7/12 at 100.00         AAA       2,956,751
              Hospital Revenue Bonds, Carilion Health System, Series
              2002A, 5.500%, 7/01/19 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
      18,040 Total Health Care                                                                             19,057,447
---------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.5%

       1,105 Arlington County Industrial Development Authority,           11/10 at 102.00         AAA       1,175,610
              Virginia, Multifamily Housing Mortgage Revenue Bonds,
              Berkeley Apartments, Series 2000, 5.850%, 12/01/20
              (Alternative Minimum Tax)

         950 Arlington County Industrial Development Authority,            5/10 at 100.00         Aaa       1,012,577
              Virginia, Multifamily Housing Revenue Bonds, Patrick Henry
              Apartments, Series 2000, 6.050%, 11/01/32 (Mandatory put
              11/01/20) (Alternative Minimum Tax)

       1,015 Chesterfield County Industrial Development Authority,         4/12 at 102.00          A1       1,048,018
              Virginia, GNMA Mortgage-Backed Securities Program
              Multifamily Housing Revenue Bonds, Fore Courthouse Senior
              Apartments, Series 2002A, 5.600%, 10/20/31 (Alternative
              Minimum Tax)

             Danville Industrial Development Authority, Virginia,
             Student Housing Revenue Bonds, Collegiate Housing
             Foundation, Averett College, Series 1999A:
         680  6.875%, 6/01/20                                              6/09 at 102.00         N/R         668,630
       1,910  7.000%, 6/01/30                                              6/09 at 102.00         N/R       1,874,130

       1,200 Fairfax County Redevelopment and Housing Authority,           9/06 at 102.00         AAA       1,227,156
              Virginia, FHA-Insured Elderly Housing Mortgage Revenue
              Refunding Bonds, Little River Glen, Series 1996, 6.100%,
              9/01/26

       3,665 Henrico County Economic Development Authority, Virginia,      7/09 at 102.00         AAA       3,932,875
              GNMA Mortgage-Backed Securities Program Assisted Living
              Revenue Bonds, Beth Sholom, Series 1999A, 6.000%, 7/20/39

       1,000 Lynchburg Redevelopment and Housing Authority, Virginia,      4/10 at 102.00         AAA       1,030,470
              Vistas GNMA Mortgage-Backed Revenue Bonds, Series 2000A,
              6.200%, 1/20/40 (Alternative Minimum Tax)

       2,900 Virginia Beach Development Authority, Virginia, Multifamily  10/14 at 102.00         N/R       3,073,942
              Residential Rental Housing Revenue Bonds, Hamptons and
              Hampton Court Apartments, Series 1999, 7.500%, 10/01/39
              (Alternative Minimum Tax)

         610 Virginia Housing Development Authority, Rental Housing        6/06 at 100.00         AA+         610,262
              Bonds, Series 2001L, 5.000%, 12/01/20
---------------------------------------------------------------------------------------------------------------------
      15,035 Total Housing/Multifamily                                                                     15,653,670
---------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 2.7%

         830 Puerto Rico Housing Finance Authority, Mortgage-Backed        6/13 at 100.00         AAA         836,017
              Securities Program Home Mortgage Revenue Bonds, Series
              2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)

       4,500 Virginia Housing Development Authority, Commonwealth          7/11 at 100.00         AAA       4,612,905
              Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 - MBIA
              Insured

       2,400 Virginia Housing Development Authority, Commonwealth          1/15 at 100.00         AAA       2,338,248
              Mortgage Bonds, Series 2005C-C2, 4.750%, 10/01/32
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
       7,730 Total Housing/Single Family                                                                    7,787,170
---------------------------------------------------------------------------------------------------------------------
             Industrials - 1.5%

       2,250 Charles County Industrial Development Authority, Virginia,      No Opt. Call         BBB       2,292,368
              Solid Waste Disposal Facility Revenue Refunding Bonds, USA
              Waste of Virginia Inc., Series 1999, 4.875%, 2/01/09
              (Alternative Minimum Tax)

       2,000 Henrico County Industrial Development Authority, Virginia,      No Opt. Call         BB-       1,930,700
              Solid Waste Disposal Revenue Bonds, Browning-Ferris
              Industries of South Atlantic Inc., Series 1996A, 5.450%,
              1/01/14 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
       4,250 Total Industrials                                                                              4,223,068
---------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 0.3%

         500 Fairfax County Redevelopment and Housing Authority,          12/06 at 103.00         AAA         517,200
              Virginia, FHA-Insured Multifamily Housing Revenue
              Refunding Bonds, Paul Spring Retirement Center, Series
              1996A, 6.000%, 12/15/28

----
26

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Long-Term Care (continued)

 $       530 Henrico County Industrial Development Authority, Virginia,    7/06 at 100.00         AAA $       530,827
              FHA-Insured Nursing Facilities Mortgage Revenue Refunding
              Bonds, Cambridge Manor Nursing Home, Series 1993, 5.875%,
              7/01/19
---------------------------------------------------------------------------------------------------------------------
       1,030 Total Long-Term Care                                                                           1,048,027
---------------------------------------------------------------------------------------------------------------------
             Materials - 0.8%

       2,500 Bedford County Industrial Development Authority, Virginia,    2/08 at 102.00          B2       2,452,075
              Industrial Development Revenue Refunding Bonds, Nekoosa
              Packaging Corporation, Series 1998, 5.600%, 12/01/25
              (Alternative Minimum Tax) (4)
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 17.9%

       1,100 Alexandria, Virginia, General Obligation Bonds, Series          No Opt. Call         AAA       1,179,299
              2004B, 5.000%, 6/15/13

       1,955 Arlington County, Virginia, General Obligation Bonds,         5/15 at 100.00         AAA       2,096,034
              Series 2005, 5.000%, 5/15/16

       3,400 Arlington County, Virginia, General Obligation Bonds,         8/16 at 100.00         AAA       3,621,544
              Series 2006, 5.000%, 8/01/20

       2,500 Bristol, Virginia, General Obligation Bonds, Series 2003,     3/13 at 100.00         AAA       2,586,025
              5.000%, 3/01/25 - FSA Insured

       1,285 Charlottesville, Virginia, General Obligation Public            No Opt. Call         AAA       1,185,117
              Improvement Refunding Bonds, Series 2003, 3.000%, 7/15/13

       3,640 Chesapeake, Virginia, General Obligation Bonds, Series       12/14 at 101.00          AA       3,838,453
              2004, 5.000%, 12/01/20

         555 Chesterfield County, Virginia, General Obligation Public      1/11 at 100.00         AAA         577,233
              Improvement Bonds, Series 2001, 5.000%, 1/15/21

       1,000 Harrisonburg, Virginia, General Obligation Public            12/10 at 102.00         AAA       1,095,100
              Recreational Facility Revenue Bonds, Series 2000, 5.750%,
              12/01/29 - FSA Insured

       2,000 Henrico County, Virginia, General Obligation Bonds, Series    7/15 at 100.00         AAA       2,145,820
              2005, 5.000%, 7/15/16

         375 Loudoun County, Virginia, General Obligation Public           5/12 at 100.00         AAA         400,178
              Improvement Bonds, Series 2002A, 5.250%, 5/01/20

       2,220 Loudoun County, Virginia, General Obligation Public             No Opt. Call         AAA       2,387,055
              Improvement Bonds, Series 2005A, 5.000%, 7/01/14

       2,000 Loudoun County, Virginia, General Obligation Public           6/15 at 100.00         AAA       2,128,920
              Improvement Bonds, Series 2005B, 5.000%, 6/01/18

       1,185 Lynchburg, Virginia, General Obligation Bonds, Series 2004,   6/14 at 100.00          AA       1,243,515
              5.000%, 6/01/20

       2,355 Newport News, Virginia, General Obligation Bonds, General     7/13 at 100.00          AA       2,471,973
              Improvement and Water Projects, Series 2002A, 5.000%,
              7/01/18

             Newport News, Virginia, General Obligation Bonds, Series
             2003B:
       1,630  5.000%, 11/01/15                                            11/13 at 100.00          AA       1,730,229
       1,805  5.000%, 11/01/17                                            11/13 at 100.00          AA       1,900,250

       1,250 Newport News, Virginia, General Obligation Bonds, Series      7/14 at 101.00          AA       1,333,275
              2004A, 5.000%, 7/15/16

         500 Norfolk, Virginia, General Obligation Bonds, Series 2000,     7/10 at 101.00         AAA         526,670
              5.250%, 7/01/20 - FGIC Insured

       1,555 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00           A       1,630,651
              2000A, 6.000%, 6/01/20 - ACA Insured

       1,000 Pittsylvania County, Virginia, General Obligation Bonds,      3/11 at 102.00           A       1,038,920
              Series 2001B, 5.125%, 3/01/23

       2,000 Portsmouth, Virginia, General Obligation Bonds, Series          No Opt. Call         AAA       2,143,640
              2005A, 5.000%, 4/01/15 - MBIA Insured

             Richmond, Virginia, General Obligation Bonds, Series 2005A:
       3,195  5.000%, 7/15/17 - FSA Insured                                7/15 at 100.00         AAA       3,392,866
       2,000  5.000%, 7/15/20 - FSA Insured                                7/15 at 100.00         AAA       2,105,400

       1,415 Roanoke, Virginia, General Obligation Bonds, Series 2006A,    2/16 at 100.00         AAA       1,497,749
              5.000%, 2/01/21 - MBIA Insured

       1,000 Roanoke, Virginia, General Obligation Public Improvement     10/12 at 101.00          AA       1,056,450
              Bonds, Series 2002A, 5.000%, 10/01/17

       1,075 Salem, Virginia, General Obligation Bonds, Series 2006,       4/16 at 100.00         Aaa       1,130,803
              5.000%, 4/01/22 - MBIA Insured

       1,530 Suffolk, Virginia, General Obligation Bonds, Series 2005,    12/15 at 100.00         Aa2       1,634,591
              5.000%, 12/01/16

       1,900 Virginia Beach, Virginia, General Obligation Bonds, Series    1/16 at 100.00         AA+       2,004,576
              2005, 5.000%, 1/15/20

       1,000 Virginia Beach, Virginia, General Obligation Public           6/11 at 101.00         AA+       1,042,120
              Improvement Bonds, Series 2001, 5.000%, 6/01/20
---------------------------------------------------------------------------------------------------------------------
      48,425 Total Tax Obligation/General                                                                  51,124,456
---------------------------------------------------------------------------------------------------------------------

----
27

Portfolio of Investments
NUVEEN VIRGINIA MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 22.5%

             Buena Vista Public Recreational Facilities Authority,
             Virginia, Lease Revenue Bonds, Golf Course Project, Series
             2005A:
 $       670  5.250%, 7/15/25 - ACA Insured                                7/15 at 100.00           A $       692,525
         520  5.500%, 7/15/35 - ACA Insured                                7/15 at 100.00           A         539,022

       1,000 Caroline County Industrial Development Authority, Virginia,   6/12 at 102.00         Aaa       1,039,010
              Lease Revenue Bonds, Series 2002, 5.125%, 6/15/34 - AMBAC
              Insured

       5,000 Commonwealth Transportation Board of Virginia, Federal          No Opt. Call          AA       5,359,550
              Highway Reimbursement Anticipation Notes, Series 2005,
              5.000%, 9/28/15

       1,000 Culpeper Industrial Development Authority, Virginia, Lease    1/15 at 100.00         AAA       1,051,600
              Revenue Bonds, School Facilities Project, Series 2005,
              5.000%, 1/01/18 - MBIA Insured

       1,090 Dinwiddie County Industrial Development Authority,            2/14 at 100.00         AAA       1,163,117
              Virginia, Lease Revenue Bonds, Series 2004B, 5.125%,
              2/15/15 - MBIA Insured

       2,895 Fairfax County Economic Development Authority, Virginia,      5/16 at 100.00         AA+       3,070,900
              Lease Revenue Bonds, Joint Public Uses Community Project,
              Series 2006, 5.000%, 5/15/18

       1,500 Fairfax County Economic Development Authority, Virginia,      6/13 at 101.00         AA+       1,600,560
              Lease Revenue Bonds, Laurel Hill Public Facilities
              Projects, Series 2003, 5.000%, 6/01/14

       1,915 Front Royal and Warren County Industrial Development          4/14 at 100.00         AAA       2,012,339
              Authority, Virginia, Lease Revenue Bonds, Series 2004B,
              5.000%, 4/01/17 - FSA Insured

             Greater Richmond Convention Center Authority, Virginia,
             Hotel Tax Revenue Bonds, Series 2005:
       3,950  5.000%, 6/15/17 - MBIA Insured                               6/15 at 100.00         AAA       4,166,105
       1,130  5.000%, 6/15/22 - MBIA Insured                               6/15 at 100.00         AAA       1,177,957

             Hampton Roads Regional Jail Authority, Virginia, Revenue
             Bonds, Regional Jail Facility, Series 2004:
       2,020  5.000%, 7/01/17 - MBIA Insured                               7/14 at 100.00         AAA       2,124,777
       1,625  5.000%, 7/01/18 - MBIA Insured                               7/14 at 100.00         AAA       1,704,755

             James City County Economic Development Authority, Virginia,
             Revenue Bonds, County Government Projects, Series 2005:
       1,155  5.000%, 7/15/17                                              7/15 at 100.00         AA-       1,221,135
       1,210  5.000%, 7/15/18                                              7/15 at 100.00         AA-       1,275,630

       1,840 Loudoun County Industrial Development Authority, Virginia,    3/13 at 100.00         AA+       1,923,867
              Lease Revenue Refunding Bonds, Public Facility Project,
              Series 2003, 5.000%, 3/01/19

         575 Loudoun County, Virginia, Certificates of Participation,        No Opt. Call         AAA         620,897
              Series 1990E, 7.200%, 10/01/10 - AMBAC Insured

         675 Norfolk Redevelopment and Housing Authority, Virginia,       11/09 at 102.00         AA+         721,670
              Educational Facility Revenue Bonds, Community College
              System - Tidewater Community College Downtown Campus,
              Series 1999, 5.500%, 11/01/19

       1,000 Northampton County and Town Joint Industrial Development      2/13 at 101.00          AA       1,015,840
              Authority, Virginia, Lease Revenue Bonds, County Capital
              Projects, Series 2002, 5.000%, 2/01/33 - RAAI Insured

         200 Prince William County Industrial Development Authority,       8/06 at 102.00         Aa3         204,238
              Virginia, Lease Revenue Bonds, ATCC Project, Series 1996,
              6.000%, 2/01/14

             Prince William County, Virginia, Certificates of
             Participation, County Facilities, Series 2005:
       1,100  5.000%, 6/01/20 - AMBAC Insured                              6/15 at 100.00         Aaa       1,149,863
       1,930  5.000%, 6/01/21 - AMBAC Insured                              6/15 at 100.00         Aaa       2,014,573

       1,575 Prince William County, Virginia, Lease Participation          6/12 at 100.00         Aa2       1,674,351
              Certificates, Series 2002, 5.250%, 12/01/18

             Puerto Rico Public Buildings Authority, Guaranteed
             Government Facilities Revenue Refunding Bonds, Series 2002D:
         135  5.250%, 7/01/27                                              7/12 at 100.00         BBB         138,596
         480  5.250%, 7/01/36                                              7/12 at 100.00         BBB         489,989

       1,500 Puerto Rico, Highway Revenue Bonds, Highway and                 No Opt. Call         AAA       1,679,415
              Transportation Authority, Series 2003AA, 5.500%,
              7/01/19 - MBIA Insured

       1,645 Spotsylvania County Industrial Development Authority,         8/13 at 100.00         AAA       1,728,665
              Virginia, Lease Revenue Bonds, School Facilities, Series
              2003B, 5.125%, 8/01/23 - AMBAC Insured

       2,000 Spotsylvania County Industrial Development Authority,         1/13 at 100.00         AAA       2,073,200
              Virginia, Lease Revenue Bonds, School Facilities, Series
              2003, 5.000%, 1/15/23 - AMBAC Insured

----
28

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)               Value
-------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

 $     2,000 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00         BBB     $     2,191,240
              Taxes Loan Note, Series 1999A, 6.500%, 10/01/24

       1,700 Virginia Beach Development Authority, Public Facilities       5/15 at 100.00          AA           1,810,381
              Revenue Bonds, Series 2005A, 5.000%, 5/01/16

       2,000 Virginia College Building Authority, Educational Facilities   2/12 at 100.00         AA+           2,074,620
              Revenue Bonds, 21st Century College Program, Series 2002A,
              5.000%, 2/01/22

       2,750 Virginia Public Building Authority, Public Facilities           No Opt. Call         AA+           2,942,142
              Revenue Bonds, Series 2005A, 5.000%, 8/01/15

       1,000 Virginia Public School Authority, School Financing Bonds,     8/11 at 101.00         AA+           1,060,030
              1997 Resolution, Series 2001A, 5.000%, 8/01/16

       2,550 Virginia Public School Authority, School Financing Bonds,       No Opt. Call         AA+           2,720,825
              1997 Resolution, Series 2004C, 5.000%, 8/01/13

       1,360 Virginia Public School Authority, School Financing Bonds,     8/15 at 100.00         AA+           1,442,321
              1997 Resolution, Series 2005C, 5.000%, 8/01/17

             Virginia Resources Authority, Infrastructure Revenue Bonds,
             Pooled Loan Bond Program, Series 2002A:
       1,650  5.000%, 5/01/20                                              5/11 at 101.00          AA           1,719,432
         620  5.000%, 5/01/21                                              5/11 at 101.00          AA             643,126

       2,340 Virginia Transportation Board, Transportation Revenue         5/14 at 100.00         AA+           2,489,854
              Bonds, U.S. Route 58 Corridor Development Program, Series
              2004B, 5.000%, 5/15/15

       1,500 Virginia Transportation Board, Transportation Revenue         5/07 at 101.00         AA+           1,531,425
              Refunding Bonds, U.S. Route 58 Corridor Development
              Program, Series 1997C, 5.125%, 5/15/19
-------------------------------------------------------------------------------------------------------------------------
      60,805 Total Tax Obligation/Limited                                                                      64,259,542
-------------------------------------------------------------------------------------------------------------------------
             Transportation - 8.8%

       2,310 Capital Region Airport Authority, Richmond, Virginia,         7/15 at 100.00         AAA           2,403,116
              Revenue Bonds, Richmond International Airport, Series
              2005A, 5.000%, 7/01/22 - FSA Insured

       1,250 Chesapeake, Virginia, Toll Road Revenue Bonds, Chesapeake     7/09 at 101.00        Baa1           1,308,038
              Expressway, Series 1999A, 5.625%, 7/15/19

         900 Metropolitan District of Columbia Airports Authority,        10/07 at 101.00         Aa3             918,945
              Virginia, Airport System Revenue Bonds, Series 1997B,
              5.500%, 10/01/23 (Alternative Minimum Tax)

         225 Metropolitan District of Columbia Airports Authority,        10/08 at 101.00         Aa3             226,989
              Virginia, Airport System Revenue Bonds, Series 1998A,
              5.000%, 10/01/28

             Metropolitan Washington D.C. Airports Authority, Airport
             System Revenue Bonds, Series 2001B:
       1,475  5.000%, 10/01/26 - MBIA Insured                             10/11 at 101.00         AAA           1,511,492
       1,250  5.000%, 10/01/31 - MBIA Insured                             10/11 at 101.00         AAA           1,274,025

       3,000 Norfolk Airport Authority, Virginia, Airport Revenue Bonds,   7/11 at 100.00         AAA           3,075,870
              Series 2001A, 5.125%, 7/01/31 - FGIC Insured

       2,610 Norfolk, Virginia, Parking System Revenue Bonds, Series       2/15 at 100.00         AAA           2,730,295
              2005A, 5.000%, 2/01/23 - MBIA Insured

             Pocahontas Parkway Association, Virginia, Senior Lien
             Revenue Bonds, Route 895 Connector Toll Road, Series 1998A:
       5,000  0.000%, 8/15/16                                               8/08 at 64.81         BB-           2,847,500
       1,500  5.500%, 8/15/28                                              8/08 at 102.00         BB-           1,550,115

       1,750 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00         CCC           1,588,930
              Bonds, American Airlines Inc., Series 1996A, 6.250%,
              6/01/26 (Alternative Minimum Tax)

       1,730 Richmond Metropolitan Authority, Virginia, Revenue              No Opt. Call         AAA           1,910,058
              Refunding Bonds, Expressway System, Series 1998, 5.250%,
              7/15/22 - FGIC Insured

       1,485 Richmond Metropolitan Authority, Virginia, Revenue              No Opt. Call         AAA           1,639,559
              Refunding Bonds, Expressway System, Series 2002, 5.250%,
              7/15/22 - FGIC Insured

       1,000 Virginia Port Authority, Revenue Bonds, Port Authority        7/07 at 101.00         AAA           1,024,270
              Facilities, Series 1997, 5.500%, 7/01/24 - MBIA Insured
              (Alternative Minimum Tax)

       1,000 Virginia Resources Authority, Airports Revolving Fund         2/11 at 100.00         Aa2           1,044,880
              Revenue Bonds, Series 2001A, 5.250%, 8/01/23
-------------------------------------------------------------------------------------------------------------------------
      26,485 Total Transportation                                                                              25,054,082
-------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 11.3% (3)

       2,000 Alexandria Industrial Development Authority, Virginia,        1/09 at 101.00          A1 (3)       2,123,340
              Educational Facilities Revenue Bonds, Episcopal High
              School, Series 1999, 5.875%, 1/01/29 (Pre-refunded 1/01/09)

       1,500 Alexandria Industrial Development Authority, Virginia,       10/10 at 101.00         AAA           1,643,655
              Fixed Rate Revenue Bonds, Institute for Defense Analyses,
              Series 2000A, 5.900%, 10/01/30 (Pre-refunded
              10/01/10) - AMBAC Insured

----
29

Portfolio of Investments
NUVEEN VIRGINIA MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)               Value
-------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (3) (continued)

 $       750 Bristol, Virginia, General Obligation Utility System            No Opt. Call         AAA     $       804,788
              Revenue Bonds, Series 2002, 5.000%, 11/01/24  - FSA
              Insured (ETM)

         150 Fairfax County Water Authority, Virginia, Water Revenue       4/07 at 102.00         AAA             155,903
              Refunding Bonds, Series 1992, 6.000%, 4/01/22
              (Pre-refunded 4/01/07)

             Fairfax County Water Authority, Virginia, Water Revenue
             Refunding Bonds, Series 2002:
       1,810  5.375%, 4/01/21 (Pre-refunded 4/01/12)                       4/12 at 100.00         AAA           1,956,320
         200  5.000%, 4/01/27 (Pre-refunded 4/01/12)                       4/12 at 100.00         AAA             212,280

       1,030 Greater Richmond Convention Center Authority, Virginia,       6/10 at 101.00         AAA           1,130,353
              Hotel Tax Revenue Bonds, Convention Center Expansion
              Project, Series 2000, 6.125%, 6/15/20 (Pre-refunded
              6/15/10)

       1,685 Hampton, Virginia, General Obligation Public Improvement      2/10 at 102.00          AA (3)       1,846,406
              Bonds, Series 2000, 6.000%, 2/01/20 (Pre- refunded 2/01/10)

       1,450 Loudoun County Industrial Development Authority, Virginia,    6/12 at 101.00         BBB (3)       1,621,187
              Hospital Revenue Bonds, Loudoun Hospital Center, Series
              2002A, 6.000%, 6/01/22 (Pre-refunded 6/01/12)

       1,750 Loudoun County, Virginia, General Obligation Public           5/12 at 100.00         AAA           1,883,455
              Improvement Bonds, Series 2002A, 5.250%, 5/01/20
              (Pre-refunded 5/01/12)

       1,000 Middlesex County Industrial Development Authority,            8/09 at 102.00         AAA           1,087,200
              Virginia, Lease Revenue Bonds, School Facilities Project,
              Series 1999, 6.000%, 8/01/24 (Pre-refunded 8/01/09) - MBIA
              Insured

         940 Peninsula Ports Authority of Virginia, Healthcare             8/06 at 100.00         N/R (3)         944,296
              Facilities Revenue Refunding Bonds, Mary Immaculate
              Hospital, Series 1994, 7.000%, 8/01/17 (Pre-refunded
              8/01/06)

       1,000 Portsmouth, Virginia, Golf Course System Revenue Bonds,       5/07 at 102.00         AA (3)        1,032,370
              Series 1998, 5.000%, 5/01/23 (Pre-refunded 5/01/07) - RAAI
              Insured

       4,335 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/10 at 101.00         AAA           5,419,314
              DRIVERS, Series 147, 9.565%, 7/01/19 (Pre- refunded
              7/01/10) (IF)

       1,000 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00         AAA           1,085,800
              Revenue Bonds, Series 2000B, 5.750%, 7/01/19 (Pre-refunded
              7/01/10) - MBIA Insured

             Puerto Rico Infrastructure Financing Authority, Special
             Obligation Bonds, Series 2000A:
         500  5.500%, 10/01/32                                            10/10 at 101.00         AAA             533,440
       1,500  5.500%, 10/01/40                                            10/10 at 101.00         AAA           1,599,705

             Puerto Rico Public Buildings Authority, Guaranteed
             Government Facilities Revenue Refunding Bonds, Series 2002D:
         365  5.250%, 7/01/27 (Pre-refunded 7/01/12)                       7/12 at 100.00         BBB (3)         391,138
       1,320  5.250%, 7/01/36 (Pre-refunded 7/01/12)                       7/12 at 100.00         BBB (3)       1,414,525

         800 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00         AAA             833,920
              Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
              (Pre-refunded 7/01/10)

       1,000 Virginia Resources Authority, Clean Water State Revolving    10/10 at 100.00         AAA           1,077,400
              Fund Revenue Bonds, Series 1999, 5.625%, 10/01/22
              (Pre-refunded 10/01/10)

             Virginia Resources Authority, Clean Water State Revolving
             Fund Revenue Bonds, Series 2000, RITES Series PA790R:
         500  9.821%, 10/01/14 (Pre-refunded 10/01/10) (IF)               10/10 at 100.00         AAA             623,550
         410  9.772%, 10/01/15 (Pre-refunded 10/01/10) (IF)               10/10 at 100.00         AAA             511,311
       1,900  9.821%, 10/01/16 (Pre-refunded 10/01/10) (IF)               10/10 at 100.00         AAA           2,369,490
-------------------------------------------------------------------------------------------------------------------------
      28,895 Total U.S. Guaranteed                                                                             32,301,146
-------------------------------------------------------------------------------------------------------------------------
             Utilities - 4.0%

             Bristol, Virginia, Utility System Revenue Refunding Bonds,
             Series 2003:
       1,115  5.000%, 7/15/17 - MBIA Insured                               7/13 at 100.00         AAA           1,172,032
       2,000  5.250%, 7/15/23 - MBIA Insured                               7/13 at 100.00         AAA           2,129,280

       2,000 Mecklenburg County Industrial Development Authority,         10/12 at 100.00          A3           2,226,940
              Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP,
              Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)

       2,500 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/15 at 100.00         AAA           2,585,675
              Series 2005RR, 5.000%, 7/01/35 - FGIC Insured

----
30

   Principal                                                               Optional Call
Amount (000) Description                                                  Provisions (1) Ratings (2)           Value
--------------------------------------------------------------------------------------------------------------------
             Utilities (continued)

             Richmond, Virginia, Public Utility Revenue Refunding Bonds,
             Series 2002:
 $     1,600  5.000%, 1/15/27 - FSA Insured                               1/12 at 100.00         AAA $     1,642,864
       1,750  5.000%, 1/15/33 - FSA Insured                               1/12 at 100.00         AAA       1,790,775
--------------------------------------------------------------------------------------------------------------------
      10,965 Total Utilities                                                                              11,547,566
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 6.2%

       2,045 Fairfax County Water Authority, Virginia, Water Revenue      4/07 at 102.00         AAA       2,121,422
              Refunding Bonds, Series 1992, 6.000%, 4/01/22

       1,000 Fairfax County Water Authority, Virginia, Water Revenue        No Opt. Call         AAA       1,081,270
              Refunding Bonds, Series 1997, 5.000%, 4/01/21

             Fairfax County Water Authority, Virginia, Water Revenue
             Refunding Bonds, Series 2002:
         115  5.375%, 4/01/21                                             4/12 at 100.00         AAA         123,086
         800  5.000%, 4/01/27                                             4/12 at 100.00         AAA         823,376

       1,395 Henry County Public Service Authority, Virginia, Water and     No Opt. Call         AAA       1,563,893
              Sewerage Revenue Refunding Bonds, Series 2001, 5.500%,
              11/15/19 - FSA Insured

       1,015 James City Service Authority, Virginia, Water and Sewerage   1/13 at 101.00         AAA       1,078,539
              Revenue Bonds, Series 2003, 5.000%, 1/15/15 - FSA Insured

       1,850 Leesburg, Virginia, Utility System Revenue Refunding Bonds,  7/07 at 102.00         AAA       1,908,442
              Series 1997, 5.125%, 7/01/22 - MBIA Insured

       2,325 Loudoun County Sanitation Authority, Virginia, Water and     1/15 at 100.00         AA+       2,419,535
              Sewerage System Revenue Bonds, Series 2004, 5.000%, 1/01/26

       1,900 Prince William County Service Authority, Virginia, Water     7/08 at 101.00         AAA       1,904,522
              and Sewerage System Revenue Refunding Bonds, Series 1997,
              4.750%, 7/01/29 - FGIC Insured

         750 Virginia Beach, Virginia, Storm Water Utility Revenue        9/10 at 101.00         Aa3         818,618
              Bonds, Series 2000, 6.000%, 9/01/20

       2,485 Virginia Resources Authority, Water and Sewerage System      5/11 at 101.00          AA       2,633,622
              Revenue Bonds, Caroline County Public Improvements
              Project, Series 2001, 5.250%, 5/01/21

       1,135 York County, Virginia, Sewer System Revenue Bonds, Series    6/15 at 101.00         Aaa       1,178,902
              2005, 5.000%, 6/01/29 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
      16,815 Total Water and Sewer                                                                        17,655,227
--------------------------------------------------------------------------------------------------------------------
 $   264,145 Total Long-Term Investments (cost $268,529,053) - 96.5%                                     276,033,786
--------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 1.4%

       1,300 Puerto Rico Government Development Bank, Adjustable                                A-1+       1,300,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 3.160%, 12/01/15 - MBIA Insured (5)

       2,700 Virginia Commonwealth University, Variable Revenue Bonds,                          A-1+       2,700,000
              Series 2006, 3.560%, 11/01/30 - AMBAC Insured (5)
--------------------------------------------------------------------------------------------------------------------
 $     4,000 Total Short-Term Investments (cost $4,000,000)                                                4,000,000
--------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $272,529,053) - 97.9%                                               280,033,786
             -------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 2.1%                                                          5,986,176
             -------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                       $   286,019,962
             -------------------------------------------------------------------------------------------------------

            (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
            (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade. The ratings shown for inverse floating rate investments represent those of the underlying bonds and not the inverse floating rate investments themselves. Inverse floating rate investments likely present greater credit risk to the holders of such investments than to those holders of the underlying bonds.
            (3) Backed by an escrow or trust containing sufficient U.S.
                Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
            (4) The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bond's coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.
            (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
            N/R Not rated.
          (ETM) Escrowed to maturity.
           (IF) Inverse floating rate investment.

                                See accompanying notes to financial statements.

----
31

Statement of Assets and Liabilities
May 31, 2006

                                                              Maryland  Pennsylvania      Virginia
--------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost
 $115,148,214, $174,191,040 and
 $272,529,053, respectively)                             $117,944,200  $178,696,941  $280,033,786
Cash                                                          649,589       998,387       173,411
Receivables:
 Interest                                                   1,946,468     2,538,604     4,569,934
 Investments sold                                           1,714,983            --     2,327,800
 Shares sold                                                  606,650        71,115       274,222
Other assets                                                      228           326         2,752
--------------------------------------------------------------------------------------------------
   Total assets                                           122,862,118   182,305,373   287,381,905
--------------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                      1,135,816     5,936,483            --
 Shares redeemed                                               62,005       260,903       218,585
Accrued expenses:
 Management fees                                               54,979        79,000       128,396
 12b-1 distribution and service
   fees                                                        29,936        40,172        64,128
 Other                                                         34,536        42,393        57,613
Dividends payable                                             366,733       553,140       893,221
--------------------------------------------------------------------------------------------------
   Total liabilities                                        1,684,005     6,912,091     1,361,943
--------------------------------------------------------------------------------------------------
Net assets                                               $121,178,113  $175,393,282  $286,019,962
--------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                               $ 51,784,155  $ 78,672,268  $181,421,745
Shares outstanding                                          4,962,324     7,614,117    16,893,191
Net asset value per share                                $      10.44  $      10.33  $      10.74
Offering price per share (net
 asset value per share
 plus maximum sales charge of 4.20% of offering price)   $      10.90  $      10.78  $      11.21
--------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                               $ 12,233,744  $  9,790,509  $ 17,620,636
Shares outstanding                                          1,170,899       947,310     1,644,802
Net asset value and offering price
 per share                                               $      10.45  $      10.34  $      10.71
--------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                               $ 17,933,111  $ 29,778,020  $ 30,136,024
Shares outstanding                                          1,721,285     2,891,247     2,809,726
Net asset value and offering price
 per share                                               $      10.42  $      10.30  $      10.73
--------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                               $ 39,227,103  $ 57,152,485  $ 56,841,557
Shares outstanding                                          3,751,651     5,544,340     5,309,619
Net asset value and offering price
 per share                                               $      10.46  $      10.31  $      10.71
--------------------------------------------------------------------------------------------------

Net Assets Consist of:
--------------------------------------------------------------------------------------------------
Capital paid-in                                          $118,631,757  $171,703,693  $278,362,233
Undistributed (Over-distribution
 of) net investment income                                    (56,521)     (112,918)      (65,596)
Accumulated net realized gain
 (loss) from investments                                     (193,109)     (703,394)      218,592
Net unrealized appreciation
 (depreciation) of investments                              2,795,986     4,505,901     7,504,733
--------------------------------------------------------------------------------------------------
Net assets                                               $121,178,113  $175,393,282  $286,019,962
--------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
32

Statement of Operations
Year Ended May 31, 2006

                                                                        Maryland Pennsylvania      Virginia
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Investment Income                                                   $ 5,622,335   $ 8,138,062  $13,315,296
-----------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                         636,310       896,513    1,465,387
12b-1 service fees - Class A                                             96,859       147,194      348,760
12b-1 distribution and service fees - Class B                           124,565       100,924      180,561
12b-1 distribution and service fees - Class C                           125,628       211,423      207,915
Shareholders' servicing agent fees and expenses                          84,306       119,213      152,425
Custodian's fees and expenses                                            42,353        50,045       75,408
Trustees' fees and expenses                                               2,244         3,067        5,101
Professional fees                                                        12,575        14,376       20,811
Shareholders' reports - printing and mailing expenses                    20,956        29,474       38,422
Federal and state registration fees                                      14,591         8,284        8,778
Other expenses                                                            5,515         7,000       10,986
-----------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            1,165,902     1,587,513    2,514,554
  Custodian fee credit                                                  (26,589)      (32,889)     (56,943)
-----------------------------------------------------------------------------------------------------------
Net expenses                                                          1,139,313     1,554,624    2,457,611
-----------------------------------------------------------------------------------------------------------
Net investment income                                                 4,483,022     6,583,438   10,857,685
-----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments                               122,620       520,081      817,151
Net change in unrealized appreciation (depreciation) of investments  (3,191,230)   (4,462,427)  (7,820,512)
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (3,068,610)   (3,942,346)  (7,003,361)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $ 1,414,412   $ 2,641,092  $ 3,854,324
-----------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
33

Statement of Changes in Net Assets

                                                                               Maryland                  Pennsylvania
                                                                      --------------------------  --------------------------
                                                                         Year Ended    Year Ended    Year Ended    Year Ended
                                                                            5/31/06       5/31/05       5/31/06       5/31/05
------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $  4,483,022  $  4,367,333  $  6,583,438  $  6,764,287
Net realized gain (loss) from investments                                  122,620       207,583       520,081       378,112
Net change in unrealized appreciation (depreciation) of investments     (3,191,230)    4,074,605    (4,462,427)    6,046,434
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                    1,414,412     8,649,521     2,641,092    13,188,833
------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                               (1,876,009)   (1,716,698)   (2,943,700)   (2,907,260)
  Class B                                                                 (412,384)     (491,746)     (347,659)     (434,695)
  Class C                                                                 (563,610)     (540,574)     (985,687)     (944,880)
  Class R                                                               (1,625,686)   (1,754,283)   (2,323,987)   (2,537,129)
From accumulated net realized gains:
  Class A                                                                 (183,374)      (33,265)           --            --
  Class B                                                                  (49,580)      (11,480)           --            --
  Class C                                                                  (61,660)      (12,016)           --            --
  Class R                                                                 (147,243)      (32,141)           --            --
------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (4,919,546)   (4,592,203)   (6,601,033)   (6,823,964)
------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                            23,975,803    12,546,760    31,540,128    15,673,677
Proceeds from shares issued to shareholders due to
 reinvestment of distributions                                           3,230,971     2,867,400     3,716,106     3,673,629
------------------------------------------------------------------------------------------------------------------------------
                                                                        27,206,774    15,414,160    35,256,234    19,347,306
Cost of shares redeemed                                                (16,881,661)  (12,295,269)  (19,068,719)  (17,324,346)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions      10,325,113     3,118,891    16,187,515     2,022,960
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                    6,819,979     7,176,209    12,227,574     8,387,829
Net assets at the beginning of year                                    114,358,134   107,181,925   163,165,708   154,777,879
------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                         $121,178,113  $114,358,134  $175,393,282  $163,165,708
------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of year                                                              $    (56,521) $    (61,966) $   (112,918) $    (88,201)
------------------------------------------------------------------------------------------------------------------------------

                                                                               Virginia
                                                                      --------------------------
                                                                         Year Ended    Year Ended
                                                                            5/31/06       5/31/05
-------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $ 10,857,685  $ 10,553,418
Net realized gain (loss) from investments                                  817,151       571,794
Net change in unrealized appreciation (depreciation) of investments     (7,820,512)   10,026,239
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                    3,854,324    21,151,451
-------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                               (6,881,779)   (6,711,106)
  Class B                                                                 (616,499)     (764,789)
  Class C                                                                 (941,876)     (886,180)
  Class R                                                               (2,284,809)   (2,432,617)
From accumulated net realized gains:
  Class A                                                                 (712,108)     (373,355)
  Class B                                                                  (76,445)      (51,105)
  Class C                                                                 (113,024)      (57,483)
  Class R                                                                 (219,828)     (130,976)
-------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders              (11,846,368)  (11,407,611)
-------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                            58,900,858    37,663,585
Proceeds from shares issued to shareholders due to
 reinvestment of distributions                                           5,999,627     5,781,628
-------------------------------------------------------------------------------------------------
                                                                        64,900,485    43,445,213
Cost of shares redeemed                                                (32,916,203)  (29,634,066)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions      31,984,282    13,811,147
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                   23,992,238    23,554,987
Net assets at the beginning of year                                    262,027,724   238,472,737
-------------------------------------------------------------------------------------------------
Net assets at the end of year                                         $286,019,962  $262,027,724
-------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of year                                                              $    (65,596) $   (156,327)
-------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
34

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Maryland Municipal Bond Fund ("Maryland"), Nuveen Pennsylvania Municipal Bond Fund ("Pennsylvania") and Nuveen Virginia Municipal Bond Fund ("Virginia") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2006, Pennsylvania had outstanding when-issued/delayed delivery purchase commitments of $5,918,658. There were no such outstanding purchase commitments in Maryland or Virginia.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.


----
35

Derivative Financial Instruments
The Funds are authorized to invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended May 31, 2006, Maryland and Virginia invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Pennsylvania did not invest in any such instruments during the fiscal year ended May 31, 2006.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                              Maryland
                                         --------------------------------------------------
                                                Year Ended                Year Ended
                                                  5/31/06                   5/31/05
                                         ------------------------  ------------------------
                                              Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------
Shares sold:
 Class A                                   1,452,833 $ 15,333,304     701,742  $  7,424,896
 Class A - automatic conversion of            69,233
   Class B shares                                         729,977      10,425       111,317
 Class B                                      64,289      681,447     146,715     1,562,918
 Class C                                     433,952    4,582,277     213,206     2,261,180
 Class R                                     251,045    2,648,798     111,604     1,186,449
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                     124,340    1,314,731      99,004     1,048,710
 Class B                                      21,609      228,885      21,068       223,402
 Class C                                      33,228      350,808      29,255       309,486
 Class R                                     126,064    1,336,547     121,153     1,285,802
--------------------------------------------------------------------------------------------
                                           2,576,593   27,206,774   1,454,172    15,414,160
--------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                   (812,471)   (8,565,209)   (370,715)   (3,944,200)
 Class B                                   (154,034)   (1,632,219)   (231,050)   (2,455,461)
 Class B - automatic conversion to          (69,165)
   Class A shares                                        (729,977)    (10,411)     (111,317)
 Class C                                   (195,427)   (2,059,758)   (160,185)   (1,697,474)
 Class R                                   (368,223)   (3,894,498)   (385,622)   (4,086,817)
--------------------------------------------------------------------------------------------
                                         (1,599,320)  (16,881,661) (1,157,983)  (12,295,269)
--------------------------------------------------------------------------------------------
Net increase (decrease)                      977,273 $ 10,325,113     296,189  $  3,118,891
--------------------------------------------------------------------------------------------


----
36

                                                             Pennsylvania
                                         ---------------------------------------------------
                                                Year Ended                 Year Ended
                                                  5/31/06                   5/31/05
                                         ------------------------  -------------------------
                                              Shares        Amount      Shares         Amount
---------------------------------------------------------------------------------------------
Shares sold:
 Class A                                  1,652,924  $ 17,237,372     770,240    $ 8,040,626
 Class A - automatic conversion of
   Class B shares                            44,814       466,075       8,023         84,555
 Class B                                     73,878       771,725     119,196      1,244,249
 Class C                                    576,292     5,997,955     432,036      4,473,769
 Class R                                    682,062     7,067,001     175,235      1,830,478
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                    141,449     1,478,973     132,135      1,372,140
 Class B                                     14,350       150,162      15,759        163,695
 Class C                                     43,875       457,404      41,423        429,033
 Class R                                    156,125     1,629,567     164,885      1,708,761
---------------------------------------------------------------------------------------------
                                          3,385,769    35,256,234   1,858,932     19,347,306
---------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                   (807,361)   (8,421,945)   (672,849)    (6,997,813)
 Class B                                   (230,081)   (2,409,977)   (178,698)    (1,859,724)
 Class B - automatic conversion to
   Class A shares                           (44,804)     (466,075)     (8,023)       (84,555)
 Class C                                   (228,397)   (2,371,860)   (255,760)    (2,640,694)
 Class R                                   (518,008)   (5,398,862)   (553,079)    (5,741,560)
---------------------------------------------------------------------------------------------
                                         (1,828,651)  (19,068,719) (1,668,409)   (17,324,346)
---------------------------------------------------------------------------------------------
Net increase (decrease)                   1,557,118  $ 16,187,515     190,523    $ 2,022,960
---------------------------------------------------------------------------------------------

                                                               Virginia
                                         ---------------------------------------------------
                                                Year Ended                 Year Ended
                                                  5/31/06                   5/31/05
                                         ------------------------  -------------------------
                                              Shares        Amount      Shares         Amount
---------------------------------------------------------------------------------------------
Shares sold:
 Class A                                  3,564,724  $ 38,856,586   2,518,463   $ 27,517,741
 Class A - automatic conversion of
   Class B shares                           112,229     1,215,259       3,194         34,618
 Class B                                    131,599     1,447,499     143,844      1,563,480
 Class C                                    826,555     9,026,378     433,024      4,718,217
 Class R                                    770,868     8,355,136     352,038      3,829,529
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                    310,246     3,377,504     297,086      3,224,623
 Class B                                     33,463       363,596      37,096        401,542
 Class C                                     42,555       462,203      33,918        367,560
 Class R                                    165,465     1,796,324     165,086      1,787,903
---------------------------------------------------------------------------------------------
                                          5,957,704    64,900,485   3,983,749     43,445,213
---------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                 (1,941,534)  (21,056,778) (1,620,441)   (17,605,372)
 Class B                                   (261,386)   (2,840,552)   (281,489)    (3,050,976)
 Class B - automatic conversion to
   Class A shares                          (112,473)   (1,215,259)     (3,202)       (34,618)
 Class C                                   (247,732)   (2,686,880)   (355,891)    (3,858,204)
 Class R                                   (472,591)   (5,116,734)   (467,547)    (5,084,896)
---------------------------------------------------------------------------------------------
                                         (3,035,716)  (32,916,203) (2,728,570)   (29,634,066)
---------------------------------------------------------------------------------------------
Net increase (decrease)                   2,921,988  $ 31,984,282   1,255,179  $  13,811,147
---------------------------------------------------------------------------------------------


----
37

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended May 31, 2006, were as follows:

                                            Maryland Pennsylvania    Virginia
-----------------------------------------------------------------------------
Purchases                                $27,046,460  $37,047,959 $60,605,673
Sales and maturities                      18,238,514   23,155,279  37,579,482
-----------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At May 31, 2006, the cost of investments was as follows:

                                              Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Cost of investments                      $115,113,924  $174,113,179  $272,281,257
----------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2006, were as follows:

                                              Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Gross unrealized:
 Appreciation                            $  3,681,169  $  5,187,987  $  9,670,681
 Depreciation                                (850,893)     (604,225)   (1,918,152)
----------------------------------------------------------------------------------
Net unrealized appreciation
 (depreciation) of investments           $  2,830,276  $  4,583,762  $  7,752,529
----------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2006, were as follows:

                                              Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Undistributed net tax-exempt income*     $    275,920  $    362,359  $    476,716
Undistributed net ordinary income**                --            --            --
Undistributed net long-term capital
 gains                                             --            --       321,705
----------------------------------------------------------------------------------
* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2006, paid on June 1, 2006.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended May 31, 2006 and May 31, 2005, was designated for purposes of the dividends paid deduction as follows:

2006                                          Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Distributions from net tax-exempt income $  4,468,773  $  6,619,748  $ 10,663,168
Distributions from net ordinary income**       16,321         2,749         4,600
Distributions from net long-term
 capital gains***                             441,111            --     1,121,868
----------------------------------------------------------------------------------
2005                                          Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Distributions from net tax-exempt income $  4,461,809  $  6,813,746  $ 10,862,723
Distributions from net ordinary income**       45,291            --        34,057
Distributions from net long-term
 capital gains                                 88,902            --       612,919
----------------------------------------------------------------------------------

             ** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
             *** The Funds designated as a long-term capital gain
               dividend, pursuant to the Internal Revenue Code
               Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended
               May 31, 2006.

             At May 31, 2006, Pennsylvania had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                      Pennsylvania
             -----------------------------------------------------
             Expiration year:
              2009                                        $510,373
              2010                                         193,021
             -----------------------------------------------------
             Total                                        $703,394
             -----------------------------------------------------

Maryland elected to defer net realized losses from investments incurred from November 1, 2005 through May 31, 2006 ("post-October losses") in accordance with Federal income tax regulations. The post-October losses of $193,110 were treated as having arisen on the first day of the following tax year.


----
38

5. Management Fee and Other Transactions with Affiliates

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of May 31, 2006, the complex-level fee rate was .1886%.

       Complex-Level Assets /(1)/                Complex-Level Fee Rate
       -----------------------------------------------------------------
       For the first $55 billion                                  .2000%
       For the next $1 billion                                    .1800
       For the next $1 billion                                    .1600
       For the next $3 billion                                    .1425
       For the next $3 billion                                    .1325
       For the next $3 billion                                    .1250
       For the next $5 billion                                    .1200
       For the next $5 billion                                    .1175
       For the next $15 billion                                   .1150
       For Managed Assets over $91 billion /(2)/                  .1400
       -----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.


----
39

During the fiscal year ended May 31, 2006, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    Sales charges collected (unaudited)      $134,620     $167,146 $356,437
    Paid to authorized dealers (unaudited)    116,297      143,312  311,376
    -----------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2006, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    Commission advances (unaudited)           $60,954      $78,836 $178,437
    -----------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2006, the Distributor retained such 12b-1 fees as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    12b-1 fees retained (unaudited)          $119,961     $116,236 $201,637
    -----------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2006, as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    CDSC retained (unaudited)                 $24,774      $34,251  $45,662
    -----------------------------------------------------------------------

6. Subsequent Event -- Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 3, 2006, to shareholders of record on June 9, 2006, as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    Dividend per share:
     Class A                                   $.0325       $.0335   $.0340
     Class B                                    .0260        .0270    .0275
     Class C                                    .0280        .0290    .0290
     Class R                                    .0345        .0355    .0360
    -----------------------------------------------------------------------


----
40

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations        Less Distributions
                          ---------------------------  -----------------------                    -------


MARYLAND




                                           Net
              Beginning         Net  Realized/             Net                  Ending             Ending
                    Net     Invest- Unrealized         Invest-                     Net                Net
Year Ended        Asset        ment       Gain            ment  Capital          Asset     Total   Assets
May 31,           Value   Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)    (000)
----------------------------------------------------------------------------------------------------------
Class A (9/94)
  2006           $10.75        $.41      $(.27) $ .14    $(.41)   $(.04) $(.45) $10.44      1.34% $51,784
  2005            10.36         .43        .41    .84     (.44)    (.01)  (.45)  10.75      8.21   44,385
  2004            10.83         .45       (.47)  (.02)    (.45)      --   (.45)  10.36      (.15)  38,219
  2003            10.24         .48        .60   1.08     (.49)      --   (.49)  10.83     10.74   34,069
  2002            10.14         .50        .09    .59     (.49)      --   (.49)  10.24      5.88   29,178
Class B (3/97)
  2006            10.76         .33       (.27)   .06     (.33)    (.04)  (.37)  10.45       .60   12,234
  2005            10.38         .35        .40    .75     (.36)    (.01)  (.37)  10.76      7.31   14,082
  2004            10.84         .37       (.45)  (.08)    (.38)      --   (.38)  10.38      (.78)  14,340
  2003            10.26         .40        .59    .99     (.41)      --   (.41)  10.84      9.81   15,125
  2002            10.15         .42        .10    .52     (.41)      --   (.41)  10.26      5.18   10,588
Class C (9/94)
  2006            10.74         .35       (.27)   .08     (.36)    (.04)  (.40)  10.42       .73   17,933
  2005            10.35         .37        .41    .78     (.38)    (.01)  (.39)  10.74      7.67   15,565
  2004            10.82         .39       (.46)  (.07)    (.40)      --   (.40)  10.35      (.66)  14,158
  2003            10.24         .42        .59   1.01     (.43)      --   (.43)  10.82     10.08   13,049
  2002            10.14         .44        .09    .53     (.43)      --   (.43)  10.24      5.32    7,925
Class R (2/92)
  2006            10.77         .43       (.27)   .16     (.43)    (.04)  (.47)  10.46      1.57   39,227
  2005            10.39         .45        .40    .85     (.46)    (.01)  (.47)  10.77      8.33   40,325
  2004            10.85         .47       (.45)   .02     (.48)      --   (.48)  10.39       .17   40,465
  2003            10.27         .50        .59   1.09     (.51)      --   (.51)  10.85     10.86   42,967
  2002            10.16         .52        .10    .62     (.51)      --   (.51)  10.27      6.20   40,444
----------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                Ratios/Supplemental Data
              -------------------------------------------------------------------
                Before Credit/         After          After Credit/
                Reimbursement     Reimbursement(c)   Reimbursement(d)
MARYLAND      -----------------  -----------------  -----------------
                          Ratio              Ratio              Ratio
                         of Net             of Net             of Net
                        Invest-            Invest-            Invest-
              Ratio of     ment  Ratio of     ment  Ratio of     ment
              Expenses   Income  Expenses   Income  Expenses   Income
                    to       to        to       to        to       to
               Average  Average   Average  Average   Average  Average  Portfolio
Year Ended         Net      Net       Net      Net       Net      Net   Turnover
May 31,         Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------
Class A (9/94)
  2006             .89%    3.88%      .89%    3.88%      .87%    3.90%        16%
  2005             .89     4.01       .89     4.01       .89     4.02          8
  2004             .92     4.25       .92     4.25       .91     4.26          8
  2003             .93     4.53       .93     4.53       .91     4.55         12
  2002             .97     4.84       .97     4.84       .96     4.85          4
Class B (3/97)
  2006            1.65     3.12      1.65     3.12      1.62     3.14         16
  2005            1.64     3.26      1.64     3.26      1.64     3.27          8
  2004            1.67     3.50      1.67     3.50      1.66     3.51          8
  2003            1.68     3.78      1.68     3.78      1.66     3.79         12
  2002            1.72     4.08      1.72     4.08      1.71     4.09          4
Class C (9/94)
  2006            1.44     3.33      1.44     3.33      1.42     3.35         16
  2005            1.44     3.46      1.44     3.46      1.44     3.47          8
  2004            1.47     3.70      1.47     3.70      1.46     3.71          8
  2003            1.48     3.98      1.48     3.98      1.46     3.99         12
  2002            1.52     4.28      1.52     4.28      1.51     4.29          4
Class R (2/92)
  2006             .69     4.07       .69     4.07       .67     4.09         16
  2005             .69     4.21       .69     4.21       .69     4.22          8
  2004             .72     4.45       .72     4.45       .71     4.46          8
  2003             .73     4.73       .73     4.73       .71     4.75         12
  2002             .77     5.03       .77     5.03       .76     5.05          4
---------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
41

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                                      Investment Operations       Less Distributions
                                                   ---------------------------  ----------------------


PENNSYLVANIA




                                                                    Net
                                         Beginning       Net  Realized/             Net                 Ending
                                               Net   Invest- Unrealized         Invest-                    Net
                                             Asset      ment       Gain            ment  Capital         Asset     Total
Year Ended May 31,                           Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)
--------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
 2006                                       $10.58      $.42      $(.25) $ .17    $(.42)     $-- $(.42) $10.33      1.63%
 2005                                        10.16       .45        .42    .87     (.45)      --  (.45)  10.58      8.72
 2004                                        10.60       .47       (.45)   .02     (.46)      --  (.46)  10.16       .16
 2003                                        10.16       .48        .45    .93     (.49)      --  (.49)  10.60      9.36
 2002                                        10.06       .51        .11    .62     (.52)      --  (.52)  10.16      6.39
Class B (2/97)
 2006                                        10.58       .34       (.24)   .10     (.34)      --  (.34)  10.34       .97
 2005                                        10.16       .37        .42    .79     (.37)      --  (.37)  10.58      7.94
 2004                                        10.61       .39       (.46)  (.07)    (.38)      --  (.38)  10.16      (.63)
 2003                                        10.17       .40        .46    .86     (.42)      --  (.42)  10.61      8.59
 2002                                        10.07       .44        .11    .55     (.45)      --  (.45)  10.17      5.54
Class C (2/94)
 2006                                        10.55       .36       (.24)   .12     (.37)      --  (.37)  10.30      1.11
 2005                                        10.13       .39        .43    .82     (.40)      --  (.40)  10.55      8.19
 2004                                        10.57       .41       (.45)  (.04)    (.40)      --  (.40)  10.13      (.37)
 2003                                        10.14       .42        .44    .86     (.43)      --  (.43)  10.57      8.70
 2002                                        10.04       .46        .11    .57     (.47)      --  (.47)  10.14      5.74
Class R (2/97)
 2006                                        10.56       .44       (.25)   .19     (.44)      --  (.44)  10.31      1.87
 2005                                        10.14       .47        .42    .89     (.47)      --  (.47)  10.56      8.99
 2004                                        10.58       .49       (.45)   .04     (.48)      --  (.48)  10.14       .39
 2003                                        10.15       .50        .44    .94     (.51)      --  (.51)  10.58      9.52
 2002                                        10.05       .54        .11    .65     (.55)      --  (.55)  10.15      6.53
--------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                  Ratios/Supplemental Data
                                         --------------------------------------------------------------------------
                                                   Before Credit/         After          After Credit/
                                                   Reimbursement     Reimbursement(c)   Reimbursement(d)
PENNSYLVANIA                                     -----------------  -----------------  -----------------
                                                             Ratio              Ratio              Ratio
                                                            of Net             of Net             of Net
                                                           Invest-            Invest-            Invest-
                                                 Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                 Expenses   Income  Expenses   Income  Expenses   Income
                                          Ending       to       to        to       to        to       to
                                             Net  Average  Average   Average  Average   Average  Average  Portfolio
                                          Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended May 31,                         (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------------------------
Class A (10/86)
 2006                                    $78,672      .87%    3.99%      .87%    3.99%      .85%    4.01%        14%
 2005                                     69,636      .89     4.31       .89     4.31       .88     4.31         21
 2004                                     64,455      .90     4.51       .90     4.51       .90     4.52          6
 2003                                     69,120      .92     4.63       .92     4.63       .91     4.63         15
 2002                                     64,526      .97     5.04       .97     5.04       .96     5.05         16
Class B (2/97)
 2006                                      9,791     1.63     3.25      1.63     3.25      1.61     3.26         14
 2005                                     11,999     1.64     3.56     `1.64     3.56      1.63     3.56         21
 2004                                     12,051     1.65     3.76      1.65     3.76      1.65     3.77          6
 2003                                     12,747     1.66     3.87      1.66     3.87      1.66     3.88         15
 2002                                     11,691     1.72     4.28      1.72     4.28      1.71     4.29         16
Class C (2/94)
 2006                                     29,778     1.42     3.44      1.42     3.44      1.40     3.46         14
 2005                                     26,370     1.44     3.76      1.44     3.76      1.43     3.76         21
 2004                                     23,124     1.45     3.96      1.45     3.96      1.45     3.97          6
 2003                                     21,579     1.46     4.08      1.46     4.08      1.45     4.09         15
 2002                                     14,028     1.52     4.47      1.52     4.47      1.51     4.49         16
Class R (2/97)
 2006                                     57,152      .68     4.19       .68     4.19       .66     4.21         14
 2005                                     55,160      .69     4.51       .69     4.51       .68     4.52         21
 2004                                     55,148      .70     4.71       .70     4.71       .70     4.72          6
 2003                                     59,240      .72     4.83       .72     4.83       .71     4.83         15
 2002                                     56,836      .77     5.24       .77     5.24       .76     5.25         16
--------------------------------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
42

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                  Investment Operations        Less Distributions
                               ---------------------------  -----------------------                     ---------


VIRGINIA




                                                Net
                     Beginning       Net  Realized/             Net                   Ending               Ending
                           Net   Invest- Unrealized         Invest-                      Net                  Net
                         Asset      ment       Gain            ment  Capital           Asset     Total     Assets
Year Ended May 31,       Value Income(a)     (Loss)   Total  Income    Gains   Total   Value Return(b)      (000)
------------------------------------------------------------------------------------------------------------------
Class A (3/86)
 2006                   $11.05      $.44      $(.28) $ .16    $(.43)   $(.04) $(.47) $10.74       1.52% $181,422
 2005                    10.62       .47        .47    .94     (.48)    (.03)  (.51)  11.05       9.02   164,054
 2004                    11.06       .51       (.42)   .09     (.51)    (.02)  (.53)  10.62        .84   144,911
 2003                    10.65       .52        .44    .96     (.53)    (.02)  (.55)  11.06       9.26   154,509
 2002                    10.69       .55       (.06)   .49     (.53)      --   (.53)  10.65       4.69   141,987
Class B (2/97)
 2006                    11.02       .35       (.27)   .08     (.35)    (.04)  (.39)  10.71        .80    17,621
 2005                    10.59       .39        .47    .86     (.40)    (.03)  (.43)  11.02       8.26    20,428
 2004                    11.04       .42       (.41)   .01     (.44)    (.02)  (.46)  10.59        .02    20,735
 2003                    10.63       .44        .45    .89     (.46)    (.02)  (.48)  11.04       8.49    21,242
 2002                    10.67       .46       (.05)   .41     (.45)      --   (.45)  10.63       3.93    16,461
Class C (10/93)
 2006                    11.03       .38       (.27)   .11     (.37)    (.04)  (.41)  10.73       1.06    30,136
 2005                    10.60       .41        .47    .88     (.42)    (.03)  (.45)  11.03       8.44    24,137
 2004                    11.04       .44       (.41)   .03     (.45)    (.02)  (.47)  10.60        .28    22,017
 2003                    10.63       .46        .44    .90     (.47)    (.02)  (.49)  11.04       8.67    23,054
 2002                    10.67       .49       (.06)   .43     (.47)      --   (.47)  10.63       4.13    16,933
Class R (2/97)
 2006                    11.02       .46       (.28)   .18     (.45)    (.04)  (.49)  10.71       1.75    56,842
 2005                    10.59       .49        .48    .97     (.51)    (.03)  (.54)  11.02       9.28    53,408
 2004                    11.04       .53       (.42)   .11     (.54)    (.02)  (.56)  10.59        .97    50,810
 2003                    10.63       .54        .45    .99     (.56)    (.02)  (.58)  11.04       9.52    53,519
 2002                    10.67       .57       (.05)   .52     (.56)      --   (.56)  10.63       4.93    50,502
------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                      Ratios/Supplemental Data
                     -------------------------------------------------------------------
                       Before Credit/         After          After Credit/
                       Reimbursement     Reimbursement(c)   Reimbursement(d)
VIRGINIA             -----------------  -----------------  -----------------
                                 Ratio              Ratio              Ratio
                                of Net             of Net             of Net
                               Invest-            Invest-            Invest-
                     Ratio of     ment  Ratio of     ment  Ratio of     ment
                     Expenses   Income  Expenses   Income  Expenses   Income
                           to       to        to       to        to       to
                      Average  Average   Average  Average   Average  Average  Portfolio
                          Net      Net       Net      Net       Net      Net   Turnover
Year Ended May 31,     Assets   Assets    Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------------------------------
Class A (3/86)
 2006                     .84%    3.99%      .84%    3.99%      .82%    4.01%        14%
 2005                     .86     4.32       .86     4.32       .85     4.33         18
 2004                     .87     4.65       .87     4.65       .86     4.66         10
 2003                     .88     4.82       .88     4.82       .87     4.84         16
 2002                     .89     5.08       .89     5.08       .88     5.09         11
Class B (2/97)
 2006                    1.60     3.24      1.60     3.24      1.58     3.26         14
 2005                    1.61     3.58      1.61     3.58      1.60     3.59         18
 2004                    1.62     3.90      1.62     3.90      1.61     3.91         10
 2003                    1.63     4.07      1.63     4.07      1.62     4.08         16
 2002                    1.64     4.33      1.64     4.33      1.63     4.34         11
Class C (10/93)
 2006                    1.39     3.43      1.39     3.43      1.37     3.46         14
 2005                    1.41     3.77      1.41     3.77      1.40     3.78         18
 2004                    1.42     4.10      1.42     4.10      1.41     4.11         10
 2003                    1.43     4.27      1.43     4.27      1.42     4.28         16
 2002                    1.44     4.53      1.44     4.53      1.43     4.54         11
Class R (2/97)
 2006                     .64     4.19       .64     4.19       .62     4.21         14
 2005                     .66     4.53       .66     4.53       .65     4.54         18
 2004                     .67     4.85       .67     4.85       .66     4.86         10
 2003                     .68     5.02       .68     5.02       .67     5.04         16
 2002                     .69     5.28       .69     5.28       .68     5.29         11
----------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund (each a series of the Nuveen Multistate Trust I, hereafter referred to as the "Funds") at May 31,2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
July 20, 2006


----
44

            Annual Investment Management Agreement Approval Process

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "Fund Adviser").

The Approval Process
During the course of the year, the Board received a wide variety of materials relating the services provided by the Fund Adviser and the performance of the Fund. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

.. the nature, extent and quality of services provided by the Fund Adviser;

.. the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

.. the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and to customized benchmarks;

.. the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

.. the expenses of the Fund Adviser in providing the various services;

.. the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the respective Fund (as applicable);

.. the advisory fees the Fund Adviser assesses to other types of investment products or clients;

.. the soft dollar practices of the Fund Adviser, if any;

.. from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered the advisory contract with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services
In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below) and any initiatives and enhancements Nuveen has taken for its municipal fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of each Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. The Trustees further reviewed materials describing, among other things, the teams and personnel involved in the investment, research, risk-management and operational processes involved in managing municipal funds and their respective functions. Given the Trustees' experience with the Funds and Fund Adviser, the Trustees recognized the demonstrated history of care and depth of experience of the respective personnel in managing these Funds. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as additional refinements and improvements adopted to the portfolio management processes. With respect to the services provided to municipal funds, including the Funds, the Trustees noted that the Fund Adviser continues to make refinements to its portfolio management process including, among other things, the increased use of derivatives to enhance management of risk, additional analytical software for research staff and improved municipal pricing processes.


----
45

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. The Fund Adviser provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings).

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement were of a high level and were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers
The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and portfolio level performance against customized benchmarks, as described below. In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund still may not adequately reflect such Fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group (such as the Performance Peer Group of the Nuveen National Intermediate Duration Fund). With respect to state specific municipal funds, the Trustees recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The two open-end Nuveen state municipal funds that utilize the more general category are the Nuveen New Mexico Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund.

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2005. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2005 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability
 1. Fees and Expenses
 In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group did not adequately reflect the Fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage and insurance) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

 2. Comparisons with the Fees of Other Clients
 The Trustees further reviewed data comparing the advisory fees of the Fund Adviser with fees the Fund Adviser charges to other clients, including municipal managed accounts. In general, the fees charged for separate accounts are somewhat lower than the fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not


----
46
 limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for the Funds as the average account size for separate accounts are notably larger than the retail accounts of the Funds. Given the differences in the product structures, particularly the extensive services provided to the Funds, the Trustees believe such facts justify the different levels of fees.

 3. Profitability of Fund Advisers
 In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the advisor's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

 Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the respective Fund Adviser's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

 In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex-wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits
In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund, including any sales charges and distribution fees received and retained by the Fund's principal underwriter, Nuveen Investments, Inc., an affiliate of the Fund Adviser as well as any benefits derived from soft dollar arrangements. The Trustees recognized that an affiliate of the Fund Adviser provides distribution and shareholder services to the Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Trustees therefore considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. The Trustees noted that the Fund Adviser does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, the Fund Adviser may from time to time receive and have access to research generally provided to institutional clients.


----
47

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund, and that the renewal of the Investment Management Agreements should be approved.


----
48

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds' website at www.nuveen.com.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Funds       Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994      Chairman (since 1996) and Director of Nuveen       166
3/28/49                     Board and                     Investments, Inc., Nuveen Investments, LLC,
333 W. Wacker Drive         Trustee                       Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(4); Director
                                                          (since 1996) of Institutional Capital
                                                          Corporation; Chairman and Director (since
                                                          1997) of Nuveen Asset Management; Chairman
                                                          and Director of Rittenhouse Asset
                                                          Management, Inc. (since 1999); Chairman of
                                                          Nuveen Investments Advisers Inc. (since
                                                          2002).

Trustees who are not interested persons of the Funds:


---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Lead                1997      Private Investor and Management Consultant.        166
8/22/40                     Independent
333 W. Wacker Drive         Trustee
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (since 1989) as Senior Vice                166
7/29/34                                                   President of The Northern Trust Company;
333 W. Wacker Drive                                       Director (since 2002) Community Advisory
Chicago, IL 60606                                         Board for Highland Park and Highwood, United
                                                          Way of the North Shore.


---------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999      President, The Hall-Perrine Foundation, a          166
10/22/48                                                  private philanthropic corporation (since
333 W. Wacker Drive                                       1996); Director and Vice Chairman, United
Chicago, IL 60606                                         Fire Group, a publicly held company; Adjunct
                                                          Faculty Member, University of Iowa;
                                                          Director, Gazette Companies; Life Trustee of
                                                          Coe College and Iowa College Foundation;
                                                          formerly, Director, Alliant Energy;
                                                          formerly, Director, Federal Reserve Bank of
                                                          Chicago; formerly, President and Chief
                                                          Operating Officer, SCI Financial Group,
                                                          Inc., a regional financial services firm.


---------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004      Dean, Tippie College of Business, University       166
3/6/48                                                    of Iowa (since June 2006); formerly, Dean
333 W. Wacker Drive                                       and Distinguished Professor of Finance,
Chicago, IL 60606                                         School of Business at the University of
                                                          Connecticut (2003-2006); previously, Senior
                                                          Vice President and Director of Research at
                                                          the Federal Reserve Bank of Chicago
                                                          (1995-2003); Director (since 1997), Credit
                                                          Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation;
                                                          Director, SS&C Technologies, Inc. (May
                                                          2005-October 2005).


---------------------------------------------------------------------------------------------------------------------
David J. Kundert            Trustee             2005      Retired (since 2004) as Chairman, JPMorgan         164
10/28/42                                                  Fleming Asset Management, President and CEO,
333 W. Wacker Drive                                       Banc One Investment Advisors Corporation,
Chicago, IL 60606                                         and President, One Group Mutual Funds; prior
                                                          thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One
                                                          Investment Management Group; Board of
                                                          Regents, Luther College; member of the
                                                          Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical
                                                          Gardens.

----
49

================================================================================

                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate            Held with       Elected or   Including other Directorships                  Overseen by
and Address          the Funds      Appointed (2) During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee            1997      Chairman of Miller-Valentine Partners Ltd.,        166
9/24/44                                           a real estate investment company; formerly,
333 W. Wacker Drive                               Senior Partner and Chief Operating Officer
Chicago, IL 60606                                 (retired 2004) of Miller-Valentine Group;
                                                  formerly, Vice President, Miller-Valentine
                                                  Realty; Board Member, Chair of the Finance
                                                  Committee and member of the Audit Committee
                                                  of Premier Health Partners, the
                                                  not-for-profit company of Miami Valley
                                                  Hospital; Vice President, Dayton
                                                  Philharmonic Orchestra Association; Board
                                                  Member, Regional Leaders Forum, which
                                                  promotes cooperation on economic development
                                                  issues; Director, Dayton Development
                                                  Coalition; formerly, Member, Community
                                                  Advisory Board, National City Bank, Dayton,
                                                  Ohio and Business Advisory Council,
                                                  Cleveland Federal Reserve Bank.


-------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee            1997      Executive Director, Gaylord and Dorothy            166
12/29/47                                          Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                               thereto, Executive Director, Great Lakes
Chicago, IL 60606                                 Protection Fund (from 1990 to 1994).


-------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee            2005      Senior Vice President for Business and             166
1/22/50                                           Finance, Northwestern University (since
333 W. Wacker Drive                               1997); Director (since 2003), Chicago Board
Chicago, IL 60606                                 Options Exchange; Director (since 2003),
                                                  National Mentor Holdings, a privately-held,
                                                  national provider of home and
                                                  community-based services; Chairman (since
                                                  1997), Board of Directors, Rubicon, a pure
                                                  captive insurance company owned by
                                                  Northwestern University; Director (since
                                                  1997), Evanston Chamber of Commerce and
                                                  Evanston Inventure, a business development
                                                  organization.
                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First                                                 Fund Complex
Birthdate            Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed (3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief              1988      Managing Director (since 2002), Assistant          166
9/9/56               Administrative               Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                      formerly, Vice President and Assistant
Chicago, IL 60606                                 General Counsel, of Nuveen Investments, LLC;
                                                  Managing Director (2002-2004), General
                                                  Counsel (1998-2004) and Assistant Secretary,
                                                  formerly, Vice President of Nuveen Advisory
                                                  Corp. and Nuveen Institutional Advisory
                                                  Corp.(4); Managing Director (since 2002) and
                                                  Assistant Secretary and Associate General
                                                  Counsel, formerly, Vice President (since
                                                  1997), of Nuveen Asset Management; Managing
                                                  Director (since 2004) and Assistant
                                                  Secretary (since 1994) of Nuveen
                                                  Investments, Inc.; Assistant Secretary of
                                                  NWQ Investment Management Company, LLC.
                                                  (since 2002); Vice President and Assistant
                                                  Secretary of Nuveen Investments Advisers
                                                  Inc. (since 2002); Managing Director,
                                                  Associate General Counsel and Assistant
                                                  Secretary of Rittenhouse Asset Management,
                                                  Inc. and Symphony Asset Management LLC
                                                  (since 2003); Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President     2004      Managing Director (since 2005), formerly           166
9/22/63                                           Vice President (since 2002); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 2000) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Chartered Financial
                                                  Analyst.


-------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President     2000      Vice President (since 2002), formerly,             166
2/3/66               and Assistant                Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                    Nuveen Investments, LLC.
Chicago, IL 60606

----
50

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                 Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate             Held with       Elected or   Including other Directorships                  Overseen by
and Address           the Funds      Appointed (3) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999      Vice President and Treasurer of Nuveen             166
11/28/67              and Treasurer                Investments, LLC and of Nuveen Investments,
333 W. Wacker Drive                                Inc. (since 1999); Vice President and
Chicago, IL 60606                                  Treasurer of Nuveen Asset Management (since
                                                   2002) and of Nuveen Investments Advisers
                                                   Inc. (since 2002); Assistant Treasurer of
                                                   NWQ Investment Management Company, LLC.
                                                   (since 2002); Vice President and Treasurer
                                                   of Nuveen Rittenhouse Asset Management, Inc.
                                                   and Symphony Asset Management LLC (since
                                                   2003); formerly, Vice President and
                                                   Treasurer (1999-2004) of Nuveen Advisory
                                                   Corp. and Nuveen Institutional Advisory
                                                   Corp.(4); Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
John N. Desmond       Vice President     2005      Vice President, Director of Investment             166
8/24/61                                            Operations, Nuveen Investments, LLC (since
333 W. Wacker Drive                                2005); formerly, Director, Business Manager,
Chicago, IL 60606                                  Deutsche Asset Management (2003-2004),
                                                   Director, Business Development and
                                                   Transformation, Deutsche Trust Bank Japan
                                                   (2002-2003); previously, Senior Vice
                                                   President, Head of Investment Operations and
                                                   Systems, Scudder Investments Japan,
                                                   (2000-2002), Senior Vice President, Head of
                                                   Plan Administration and Participant
                                                   Services, Scudder Investments (1995-2002).


--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     1998      Vice President (since 2002), Assistant             166
9/24/64               and Secretary                Secretary and Assistant General Counsel
333 W. Wacker Drive                                (since 1998) formerly, Assistant Vice
Chicago, IL 60606                                  President (since 1998) of Nuveen
                                                   Investments, LLC; Vice President (2002-2004)
                                                   and Assistant Secretary (1998-2004)
                                                   formerly, Assistant Vice President of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Vice President and
                                                   Assistant Secretary (since 2005) of Nuveen
                                                   Asset Management.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998      Managing Director (since 2004), formerly,          166
10/24/45                                           Vice President of Nuveen Investments, LLC,
333 W. Wacker Drive                                Managing Director (2004) formerly, Vice
Chicago, IL 60606                                  President (1998-2004) of Nuveen Advisory
                                                   Corp. and Nuveen Institutional Advisory
                                                   Corp.(4); Managing Director (since 2005) of
                                                   Nuveen Asset Management.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995      Managing Director (since 2002), formerly,          166
3/2/64                                             Vice President of Nuveen Investments;
333 W. Wacker Drive                                Managing Director (1997-2004) of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Managing Director (since
                                                   2001) of Nuveen Asset Management ; Vice
                                                   President (since 2002) of Nuveen Investments
                                                   Advisers Inc.; Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998      Vice President (since 1993) and Funds              166
5/31/54               and Controller               Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC; formerly, Vice President
Chicago, IL 60606                                  and Funds Controller (1998-2004) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.


--------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President     2004      Vice President and Deputy Director of              166
4/13/56               and Chief                    Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                   Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                      Advisers Inc., Nuveen Asset Management and
                                                   Rittenhouse Asset Management, Inc.;
                                                   previously, Vice President and Deputy
                                                   Director of Compliance (2004) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); formerly, Senior Attorney
                                                   (1994-2004), The Northern Trust Company.


--------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000      Vice President (since 2000) of Nuveen              166
3/22/63                                            Investments, LLC; Certified Public
333 W. Wacker Drive                                Accountant.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002      Vice President of Nuveen Investments, LLC          166
8/27/61                                            (since 1999).
333 W. Wacker Drive
Chicago, IL 60606

----
51

================================================================================

                                                                                                 Number of
                                                                                               Portfolios in
Name,               Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate           Held with       Elected or   Including other Directorships                  Overseen by
and Address         the Funds      Appointed (3) During Past 5 Years                              Trustee
------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988      Vice President, Assistant Secretary and            166
7/27/51             and Assistant                Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                    Investments, LLC; formerly, Vice President
Chicago, IL 60606                                and Assistant Secretary of Nuveen Advisory
                                                 Corp. and Nuveen Institutional Advisory
                                                 Corp.(4); Vice President (since 2005) and
                                                 Assistant Secretary of Nuveen Investments,
                                                 Inc.; Vice President (since 2005) and
                                                 Assistant Secretary (since 1997) of Nuveen
                                                 Asset Management; Vice President (since
                                                 2000), Assistant Secretary and Assistant
                                                 General Counsel (since 1998) of Rittenhouse
                                                 Asset Management, Inc.; Vice President and
                                                 Assistant Secretary of Nuveen Investments
                                                 Advisers Inc. (since 2002); Assistant
                                                 Secretary of NWQ Investment Management
                                                 Company, LLC (since 2002) and Symphony Asset
                                                 Management LLC (since 2003).




(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
52

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager            Legal Counsel                     Transfer Agent and
Nuveen Asset Management Chapman and Cutler LLP            Shareholder Services
333 West Wacker Drive   Chicago, IL                       Boston Financial
Chicago, IL 60606                                         Data Services, Inc.
                        Independent Registered            Nuveen Investor Services
                        Public Accounting Firm            P.O. Box 8530
                        PricewaterhouseCoopers LLP        Boston, MA 02266-8530
                        Chicago, IL                       (800) 257-8787

                        Custodian
                        State Street Bank & Trust Company
                        Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
53

                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $145 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds NWQ, specializing in global value equities; Rittenhouse, focused on "blue-chip" growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-MS1-0506D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust's auditor, billed to the Trust during the Trust's last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

              SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended                   Audit Fees Billed   Audit-Related Fees       Tax Fees          All Other Fees
May 31, 2006                            to Funds/1/     Billed to Funds/2/   Billed to Funds/3/   Billed to Funds/4/
---------------------------------   -----------------   ------------------   ------------------   ------------------
Name of Series
Arizona Municipal Bond Fund                     8,541                    0             1,523                 0
Colorado Municipal Bond Fund                    7,434                    0             1,444                 0
Florida Municipal Bond Fund                    13,201                    0             1,837                 0
Maryland Municipal Bond Fund                    9,178                    0             1,542                 0
New Mexico Municipal Bond Fund                  7,767                    0             1,458                 0
Pennsylvania Municipal Bond Fund               10,228                    0             1,610                 0
Virginia Bond Fund                             12,686                    0             1,733                 0
                                    -----------------   ------------------   ---------------   ---------------
  Total                             $          69,035   $                0   $        11,147   $             0

/1/ "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
/2/ "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".
/3/ "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
/4/ "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".




                                              Percentage Approved Pursuant to Pre-approval Exception
                                    --------------------------------------------------------------------------
                                    Audit Fees Billed   Audit-Related Fees       Tax Fees       All Other Fees
                                       to Funds           Billed to Funds    Billed to Funds   Billed to Funds
                                    -----------------   ------------------   ---------------   ---------------
Name of Series
Arizona Municipal Bond Fund                         0                    0                 0                 0
Colorado Municipal Bond Fund                        0                    0                 0                 0
Florida Municipal Bond Fund                         0                    0                 0                 0
Maryland Municipal Bond Fund                        0                    0                 0                 0
New Mexico Municipal Bond Fund                      0                    0                 0                 0
Pennsylvania Municipal Bond Fund                    0                    0                 0                 0
Virginia Bond Fund                                  0                    0                 0                 0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

Fiscal Year Ended                   Audit Fees Billed   Audit-Related Fees        Tax Fees          All Other Fees
May 31, 2005                            to Funds/1/     Billed to Funds/2/    Billed to Funds/3/   Billed to Funds/4/
---------------------------------   -----------------   ------------------    ------------------   ------------------
Name of Series
Arizona Municipal Bond Fund                     8,022                    0               681                 0
Colorado Municipal Bond Fund                    6,798                    0               298                 0
Florida Municipal Bond Fund                    12,852                    0             2,206                 0
Maryland Municipal Bond Fund                    8,347                    0               755                 0
New Mexico Municipal Bond Fund                  7,012                    0               369                 0
Pennsylvania Municipal Bond Fund                9,495                    0             1,099                 0
Virginia Bond Fund                             11,660                    0             1,685                 0
                                    -----------------   ------------------   ---------------   ---------------
  Total                             $          64,186   $                0   $         7,093   $             0

/1/ "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
/2/ "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".
/3/ "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
/4/ "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".

                                              Percentage Approved Pursuant to Pre-approval Exception
                                    --------------------------------------------------------------------------
                                    Audit Fees Billed   Audit-Related Fees      Tax Fees        All Other Fees
                                         to Funds         Billed to Funds    Billed to Funds   Billed to Funds
                                    -----------------   ------------------   ---------------   ---------------
Name of Series
Arizona Municipal Bond Fund                         0                    0                 0                 0
Colorado Municipal Bond Fund                        0                    0                 0                 0
Florida Municipal Bond Fund                         0                    0                 0                 0
Maryland Municipal Bond Fund                        0                    0                 0                 0
New Mexico Municipal Bond Fund                      0                    0                 0                 0
Pennsylvania Municipal Bond Fund                    0                    0                 0                 0
Virginia Bond Fund                                  0                    0                 0                 0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

                 SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Trust ("Affiliated Fund Service Provider"), for engagements directly related to the Trust's operations and financial reporting, during the Trust's last two full fiscal years.

                                      Audit-Related Fees    Tax Fees Billed to      All Other Fees
                                    Billed to Adviser and      Adviser and         Billed to Adviser
Fiscal Year Ended                      Affiliated Fund       Affiliated Fund      and Affiliated Fund
May 31, 2006                          Service Providers     Service Providers/1/    Service Providers
---------------------------------   ---------------------   --------------------   -------------------
Nuveen Municipal State Trust I      $                   0   $           17,500   $                 0

                                         Percentage Approved Pursuant to Pre-approval Exception
                                    ---------------------------------------------------------------
                                      Audit-Related Fees    Tax Fees Billed to      All Other Fees
                                    Billed to Adviser and      Adviser and        Billed to Adviser
                                       Affiliated Fund       Affiliated Fund     and Affiliated Fund
                                      Service Providers     Service Providers     Service Providers
                                    ---------------------   ------------------   -------------------
                                                        0%                   0%                    0%

/1/ The amounts reported for the Trust under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which PriceWaterHouse Coopers serves as independent registered public accounting firm, these fees amounted to $130,000 in 2006.

The above "Tax Fees" are fees billed to the Adviser for Nuveen Open-End and Closed-End Funds tax return preparation. The amount reported for the Trust under the column heading "Tax Fees Billed to Adviser and Affiliated Fund Service Providers" represents the aggregate amount billed to the Adviser exclusively for the preparation of each Fund's (within the Trust) tax return, the cost of which is borne by the Adviser. In aggregate, for all Nuveen funds which PriceWaterHouse Coopers serves as the independent registered public accounting firm these fees amounted to $130,000 in 2006.

                                      Audit-Related Fees    Tax Fees Billed to       All Other Fees
                                    Billed to Adviser and      Adviser and          Billed to Adviser
Fiscal Year Ended                      Affiliated Fund       Affiliated Fund       and Affiliated Fund
May 31, 2005                          Service Providers     Service Providers/1/     Service Providers
---------------------------------   ---------------------   --------------------   -------------------
Nuveen Municipal State Trust I      $                   0   $           15,750   $                 0

                                        Percentage Approved Pursuant to Pre-approval Exception
                                    ----------------------------------------------------------------
                                      Audit-Related Fees    Tax Fees Billed to     All Other Fees
                                    Billed to Adviser and      Adviser and        Billed to Adviser
                                       Affiliated Fund       Affiliated Fund     and Affiliated Fund
                                      Service Providers     Service Providers     Service Providers
                                    ---------------------   ------------------   -------------------
                                                        0%                   0%                    0%

/1/ The amounts reported for the Trust under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which PriceWaterHouse Coopers serves as independent registered public accounting firm, these fees amounted to $49,500 in 2006.

The above "Tax Fees" are fees billed to the Adviser for Nuveen Open-End and Closed-End Funds tax return preparation. The amount reported for the Trust under the column heading "Tax Fees Billed to Adviser and Affiliated Fund Service Providers" represents the aggregate amount billed to the Adviser exclusively for the preparation of each Fund's (within the Trust) tax return, the cost of which is borne by the Adviser. In aggregate, for all Nuveen funds which PriceWaterHouse Coopers serves as the independent registered public accounting firm these fees amounted to $49,500 in 2006.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Trust's audit is completed.

                               NON-AUDIT SERVICES

The following tables show the amount of fees that PricewaterhouseCoopers LLP billed during the Trust's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement relates directly to the Trust's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Trust's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP's independence.

                                                             Total Non-Audit Fees
                                                             billed to Adviser and
                                                            Affiliated Fund Service      Total Non-Audit Fees
                                                            Providers (engagements      billed to Adviser and
                                                            related directly to the    Affiliated Fund Service
Fiscal Year Ended                   Total Non-Audit Fees   operations and financial      Providers (all other
May 31, 2006                          Billed to Trust       reporting of the Trust)          engagements)               Total
---------------------------------   --------------------   -------------------------   -----------------------   ------------------
Name of Series
Arizona Municipal Bond Fund                        1,523                      17,500                         0              19,023
Colorado Municipal Bond Fund                       1,444                      17,500                         0              18,944
Florida Municipal Bond Fund                        1,837                      17,500                         0              19,337
Maryland Municipal Bond Fund                       1,542                      17,500                         0              19,042
New Mexico Municipal Bond Fund                     1,458                      17,500                         0              18,958
Pennsylvania Municipal Bond Fund                   1,610                      17,500                         0              19,110
Virginia Bond Fund                                 1,733                      17,500                         0              19,233
                                    --------------------   -------------------------   -----------------------   -----------------
  Total                             $             11,147

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

                                                            Total Non-Audit Fees
                                                             billed to Adviser and
                                                            Affiliated Fund Service      Total Non-Audit Fees
                                                            Providers (engagements       billed to Adviser and
                                                            related directly to the    Affiliated Fund Service
Fiscal Year Ended                   Total Non-Audit Fees   operations and financial      Providers (all other
May 31, 2005                          Billed to Trust      reporting of the Trust)          engagements)              Total
---------------------------------   --------------------   -------------------------   -----------------------   -----------------
Name of Series
Arizona Municipal Bond Fund                          681                      15,750                         0              16,431
Colorado Municipal Bond Fund                         298                      15,750                         0              16,048
Florida Municipal Bond Fund                        2,206                      15,750                         0              17,956
Maryland Municipal Bond Fund                         755                      15,750                         0              16,505
New Mexico Municipal Bond Fund                       369                      15,750                         0              16,119
Pennsylvania Municipal Bond Fund                   1,099                      15,750                         0              16,849
Virginia Bond Fund                                 1,685                      15,750                         0              17,435
                                    --------------------   -------------------------   -----------------------   -----------------
  Total                             $              7,093

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust's independent accountants and (ii) all audit and non-audit services to be performed by the Trust's independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Investors Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust I
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date August 8, 2006
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date August 8, 2006
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date August 8, 2006
     ----------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.